UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04367

Columbia Funds Series Trust I

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Annual Report
October 31, 2018
Columbia Strategic California Municipal Income Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer-term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Strategic California Municipal Income Fund   |  Annual Report 2018

Columbia Strategic California Municipal Income Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Strategic California Municipal Income Fund (the Fund) seeks total return, with a focus on income exempt from federal income tax and California individual income tax and capital appreciation.
Portfolio management
Catherine Stienstra
Lead Portfolio Manager
Managed Fund since 2010
Anders Myhran, CFA
Portfolio Manager
Managed Fund since 2016
Douglas White, CFA
Portfolio Manager
Managed Fund since December 2018
Average annual total returns (%) (for the period ended October 31, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	06/16/86	-0.62	3.93	5.56
	Including sales charges		-3.62	3.31	5.24
Advisor Class*		03/19/13	-0.38	4.16	5.71
Class C	Excluding sales charges	08/01/97	-1.07	3.46	5.09
	Including sales charges		-2.03	3.46	5.09
Institutional Class		09/19/05	-0.37	4.16	5.82
Institutional 2 Class*		03/01/16	-0.21	4.08	5.64
Institutional 3 Class*		03/01/17	-0.28	4.04	5.62
Bloomberg Barclays California Municipal Bond Index			-0.47	3.46	5.15
Bloomberg Barclays Municipal Bond Index			-0.51	3.25	4.80
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays California Municipal Bond Index is a subset of the Bloomberg Barclays Municipal Bond Index consisting solely of bonds issued by obligors located in the state of California.
The Bloomberg Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Strategic California Municipal Income Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (October 31, 2008 — October 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Strategic California Municipal Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at October 31, 2018)
AAA rating	0.6
AA rating	25.8
A rating	38.6
BBB rating	23.1
BB rating	2.8
B rating	0.6
Not rated	8.5
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds and derivatives, if any).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Columbia Strategic California Municipal Income Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period that ended October 31, 2018, the Fund’s Class A shares returned -0.62% excluding sales charges. The Fund’s Institutional Class shares returned -0.37% for the same period. The Fund’s benchmark, the Bloomberg Barclays California Municipal Bond Index, returned -0.47%, and the broader Bloomberg Barclays Municipal Bond Index returned -0.51% for the same period. Security selection and credit quality positioning overall contributed positively, offset in part by sector allocation. Duration and yield curve positioning did not have a material impact on results during the period.
Tax-exempt bond market pressured by U.S. tax reform
As prospects for repeal of the Affordable Care Act diminished by the fall of 2017, the U.S. Administration focused on tax reform. The enactment of the Tax Cuts and Jobs Act in December 2017 was a catalyst for the return of volatility to the tax-exempt fixed-income market, given concerns about the impact of fiscal stimulus and how the tax changes would affect demand for municipal bonds. Indeed, the final tax plan did include provisions that impacted the municipal bond market on both the supply and demand side. Key measures included a reduction of corporate tax rates to 21% from 35%, a limitation of personal deductions to $10,000 that eliminated the deductibility of state and local income taxes, and an elimination of advanced refunding bonds. The new corporate tax rate reduced the demand for municipal bonds from banks and from property/casualty and life insurance companies, which had previously been major purchasers of municipal bonds for their investment portfolios as a source of high quality duration if after-tax yields were favorable relative to taxable fixed-income securities. This reduction in demand and outright selling by these entities continued through the period, predominately affecting the intermediate- and longer term segments of the municipal yield curve. Both yields and municipal/Treasury ratios increased. The municipal yield curve disconnected from the U.S. Treasury yield curve and steepened in 2018 through the end of October due to lack of corporate sponsorship on the long-term end. (A steepening yield curve is one wherein the differential in yields between shorter term and longer term maturities widens.)
On the supply side, while waiting for the final approval of the tax reform measure, bond issuers flooded the market with new issuance. These issuers sought to avoid potential changes that could limit their flexibility and investor demand in the future, “borrowing” issuance that had been slated to be released during the first quarter of 2018. The huge spike in new issuance closed 2017 with record-breaking levels, causing yields to rise and the yield curve to steepen. Municipal investors had approached the start of 2018 with optimism due to anticipation that supply would be lower, but instead faced headwinds created by strong economic releases and high consumer confidence resulting from stimulative monetary policy.
With fiscal stimulus in place, the U.S. Administration moved to address trade, with tariffs and trade agreements both on the table. The political battles that ensued resulted in increased volatility in both equity and bond markets.
The Federal Reserve (Fed) welcomed new chair Jerome Powell, who continued the methodical and well-communicated path toward “normalizing” short-term interest rates by increasing the targeted federal funds rate four times during the period. The Fed’s rationale was attributed to confidence that monetary policy changes have helped to improve economic conditions.
Overall, AAA-rated municipal bond yields rose across all maturities during the period but increased more on securities with shorter term maturities. In turn, the yield curve flattened, meaning the differential between longer term and shorter term yields narrowed. Lower quality municipal bonds generally outperformed their higher quality counterparts. During the period, municipal bonds outperformed U.S. Treasuries.
Though producing negative absolute returns, the state of California’s municipal bond market modestly outperformed that of the broader tax-exempt bond market. In our view, California has made significant economic progress in the past several years, putting the state on more solid ground. Substantial fiscal improvement has also bulked up the state’s various reserve funds, thickening the budgetary cushion for the next downturn. More specifically, California’s job creation since 2017 accounted for about 14% of total U.S. jobs, and California’s unemployment dropped to a record low of 4.2% in August 2018. The state’s real Gross Domestic Product (GDP) grew 3% in 2017, compared to 2.3% for the U.S. and became the fifth largest economy in the world, behind the U.S., China, Japan and Germany. Economists project the state’s real GDP growth to be 2.6% for 2018.
4	Columbia Strategic California Municipal Income Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
Security selection and credit quality positioning added value
Effective security selection contributed most positively to the Fund’s relative performance, especially in the education, hospital and special tax sectors. From a credit quality perspective, issue selection amongst bonds rated A, Baa and Ba and amongst non-rated bonds boosted relative results. Having an overweight allocation to bonds rated BBB and underweight allocations to bonds rated AAA and AA also proved beneficial.
The primary detractor from relative performance was security selection in and having an overweight allocation to the tobacco sector. We had added to the Fund’s holdings in the tobacco sector during the summer of 2018, but subsequently yields within the sector moved higher and the curve steepened. Also, high-yield municipal bonds in general, which tobacco bonds tend to be rated, underperformed in October 2018, as outflows started picking up, dragging this sector lower.
Duration and yield curve positioning as a whole did not have a material impact on Fund results during the period, as mixed results offset each other. More specifically, duration positioning contributed positively but was offset by the detracting effect of the Fund’s U.S. Treasury futures position. Similarly, during the period, the shorter term and longer term segments of the yield curve outperformed the benchmark, while the intermediate-term segment of the yield curve underperformed. In turn, the Fund’s underweight to maturities of 5 to 15 years and its overweight to maturities of 15 to 20 years added value. These positive contributors were offset by the Fund’s underweight to maturities from 0 to 5 years and its overweight to maturities of 20 years and more, which detracted.
Fundamental analysis drove portfolio changes
We adjusted the Fund’s duration during the period as market conditions shifted. From a sector perspective, we increased the Fund’s exposure to the hospital and airport sectors and decreased its positions in the state general obligation, local appropriated and special tax sectors. We maintained the Fund’s overweight allocations to A-rated and BBB-rated securities as well as to below-investment-grade securities as we sought to capture the spread tightening and carry benefits. (The carry of any asset is the cost or benefit of owning that asset. For example, a bond has positive carry as it pays interest.) We modestly increased the Fund’s exposure to high-yield municipal bonds.
Derivative positions in the Fund
During the period, the Fund used U.S. Treasury futures to help hedge its duration positioning. The use of these futures on a stand-alone basis detracted modestly from results but was offset by the Fund’s duration positioning itself, which contributed positively.
As always, the Fund’s emphasis remains on generating both a high level of income generally exempt from federal income tax and California state and local taxes as well as capital appreciation.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund’s portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to
Columbia Strategic California Municipal Income Fund | Annual Report 2018	5

Manager Discussion of Fund Performance  (continued)
update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Strategic California Municipal Income Fund | Annual Report 2018

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
May 1, 2018 — October 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,000.20	1,021.07	4.13	4.18	0.82
Advisor Class	1,000.00	1,000.00	1,001.50	1,022.33	2.88	2.91	0.57
Class C	1,000.00	1,000.00	997.90	1,018.80	6.40	6.46	1.27
Institutional Class	1,000.00	1,000.00	1,001.50	1,022.33	2.88	2.91	0.57
Institutional 2 Class	1,000.00	1,000.00	1,003.00	1,022.48	2.73	2.75	0.54
Institutional 3 Class	1,000.00	1,000.00	1,001.90	1,022.68	2.52	2.55	0.50
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Strategic California Municipal Income Fund | Annual Report 2018	7

Portfolio of Investments
October 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Floating Rate Notes 0.9%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Variable Rate Demand Notes 0.9%
California Statewide Communities Development Authority(a),(b)
Revenue Bonds
Series 2018 (Wells Fargo Bank)
08/15/2047	1.230%	2,500,000	2,500,000
State of California(a),(b)
Unlimited General Obligation Bonds
Kindergarten
Series 2013A2 (State Street)
05/01/2034	1.100%	2,000,000	2,000,000
Total			4,500,000
Total Floating Rate Notes (Cost $4,500,000)			4,500,000

Municipal Bonds 99.2%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 9.5%
City of Fresno Airport(c)
Refunding Revenue Bonds
Series 2013B AMT (BAM)
07/01/2028	5.000%	500,000	545,020
07/01/2030	5.125%	1,050,000	1,135,932
City of Los Angeles Department of Airports(c)
Revenue Bonds
Los Angeles International
Subordinated Series 2018 AMT
05/15/2048	5.250%	3,000,000	3,352,860
Los Angeles International Airport
Subordinated Series 2017 AMT
05/15/2041	5.000%	1,500,000	1,621,050
Subordinated Series 2018C AMT
05/15/2044	5.000%	2,000,000	2,183,680
County of Orange Airport
Revenue Bonds
Series 2009A
07/01/2039	5.250%	2,500,000	2,555,750
County of Sacramento Airport System(c)
Refunding Revenue Bonds
Series 2018C AMT
07/01/2037	5.000%	3,000,000	3,314,310
County of Sacramento Airport System
Refunding Revenue Bonds
Subordinated Series 2016B
07/01/2041	5.000%	5,500,000	6,011,445
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Norman Y. Mineta San Jose International Airport(c)
Refunding Revenue Bonds
Series 2017A AMT
03/01/2047	5.000%	3,000,000	3,252,630
San Francisco City & County Airport Commission - San Francisco International Airport(c)
Refunding Revenue Bonds
2nd Series 2011F AMT
05/01/2029	5.000%	5,210,000	5,492,330
Revenue Bonds
San Francisco International Airport
Series 2016 AMT
05/01/2041	5.000%	3,305,000	3,554,924
Series 2014A AMT
05/01/2044	5.000%	6,000,000	6,458,940
Series 2018 AMT
05/01/2048	5.000%	8,000,000	8,679,680
Total			48,158,551
Charter Schools 4.5%
California Municipal Finance Authority(d)
Revenue Bonds
Julian Charter School Project
Series 2015A
03/01/2045	5.625%	3,000,000	2,870,850
California School Finance Authority(d)
Refunding Revenue Bonds
Aspire Public Schools
Series 2016
08/01/2041	5.000%	1,750,000	1,822,012
08/01/2046	5.000%	2,250,000	2,335,905
Revenue Bonds
Alliance College-Ready Public Schools
Series 2015
07/01/2035	5.000%	3,010,000	3,169,981
07/01/2045	5.000%	1,705,000	1,770,421
Green Dot Public School Project
Series 2015A
08/01/2035	5.000%	1,510,000	1,595,693
Series 2018
08/01/2048	5.000%	1,750,000	1,846,582
KIPP LA Projects
Series 2014A
07/01/2044	5.125%	1,000,000	1,060,100
Series 2015A
07/01/2045	5.000%	1,000,000	1,056,140
Series 2017
07/01/2047	5.000%	1,500,000	1,603,170
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Strategic California Municipal Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
October 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
River Springs Charter School Project
Series 2015
07/01/2046	6.375%	3,000,000	3,335,130
07/01/2046	6.375%	405,000	450,243
Total			22,916,227
Health Services 1.2%
California Municipal Finance Authority
Refunding Revenue Bonds
Harbor Regional Center Project
Series 2015
11/01/2039	5.000%	2,000,000	2,173,120
Inland Regional Center Project
Series 2015
06/15/2045	5.000%	3,500,000	3,762,710
Total			5,935,830
Higher Education 6.8%
California Educational Facilities Authority
Refunding Revenue Bonds
Loma Linda University
Series 2017A
04/01/2047	5.000%	4,250,000	4,626,975
Series 2018-A
12/01/2044	5.000%	2,000,000	2,204,660
University of the Pacific
Series 2015
11/01/2036	5.000%	2,000,000	2,212,200
Revenue Bonds
Chapman University
Series 2011
04/01/2031	5.000%	4,375,000	4,653,906
Series 2015
04/01/2040	5.000%	2,500,000	2,724,175
Loyola Marymount University
Series 2010A
10/01/2040	5.125%	1,250,000	1,281,613
California Municipal Finance Authority
Refunding Revenue Bonds
Azusa Pacific University
Series 2015B
04/01/2041	5.000%	2,500,000	2,577,300
Biola University
Series 2017
10/01/2039	5.000%	1,000,000	1,097,120
California Lutheran University
Series 2018
10/01/2037	5.000%	275,000	304,675
10/01/2038	5.000%	300,000	331,323
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Biola University
Series 2013
10/01/2038	5.000%	1,000,000	1,068,080
10/01/2042	5.000%	2,360,000	2,511,890
California Statewide Communities Development Authority(d)
Refunding Revenue Bonds
California Baptist University
Series 2017A
11/01/2041	5.000%	1,875,000	2,009,663
Revenue Bonds
California Baptist University
Series 2014A
11/01/2043	6.375%	3,000,000	3,386,430
Lancer Plaza Project
Series 2013
11/01/2033	5.625%	1,400,000	1,537,326
11/01/2043	5.875%	1,875,000	2,054,137
Total			34,581,473
Hospital 15.9%
California Health Facilities Financing Authority
Refunding Revenue Bonds
El Camino Hospital
Series 2015A
02/01/2040	5.000%	5,000,000	5,414,400
Sutter Health
Series 2017A
11/15/2048	4.000%	3,010,000	2,932,854
Revenue Bonds
Dignity Health
Series 2009E
07/01/2025	5.625%	1,125,000	1,149,840
Series 2011A
03/01/2041	5.250%	3,000,000	3,155,580
El Camino Hospital
Series 2017
02/01/2047	5.000%	4,000,000	4,375,400
Kaiser Permanente
Subordinated Series 2017A-2
11/01/2044	4.000%	7,000,000	7,057,960
Lucile Packard Stanford Hospital
Series 2016
08/15/2055	5.000%	1,000,000	1,083,670
St. Joseph Health System
Series 2009A
07/01/2029	5.500%	1,500,000	1,537,425
Series 2013A
07/01/2037	5.000%	2,000,000	2,171,900

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic California Municipal Income Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
October 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Sutter Health
Series 2018A
11/15/2048	5.000%	2,500,000	2,741,625
California Municipal Finance Authority
Refunding Revenue Bonds
Community Medical Centers
Series 2015A
02/01/2040	5.000%	2,000,000	2,134,520
Series 2017A
02/01/2042	4.000%	2,000,000	1,915,100
02/01/2047	5.000%	2,000,000	2,143,560
California Public Finance Authority
Refunding Revenue Bonds
Henry Mayo Newhall Memorial Hospital
Series 2017
10/15/2047	5.000%	4,000,000	4,164,960
California Statewide Communities Development Authority
Refunding Revenue Bonds
Adventist Health System
Series 2018
03/01/2042	4.000%	5,000,000	4,895,700
03/01/2048	5.000%	5,000,000	5,529,450
Adventist Health System West
Series 2015
03/01/2035	5.000%	3,850,000	4,262,335
Huntington Memorial Hospital
Series 2014B
07/01/2044	5.000%	1,000,000	1,069,520
John Muir Health
Series 2018A
12/01/2053	5.000%	700,000	755,048
Redlands Community Hospital OB
Series 2016
10/01/2046	5.000%	1,000,000	1,066,530
Revenue Bonds
Green - Marin General Hospital Project
Series 2018
08/01/2038	5.000%	475,000	528,865
08/01/2045	4.000%	1,000,000	980,610
Henry Mayo Newhall Memorial Hospital
Series 2014A (AGM)
10/01/2043	5.250%	3,120,000	3,367,790
Loma Linda University Medical Center
Series 2014
12/01/2054	5.500%	2,660,000	2,789,941
California Statewide Communities Development Authority(d)
Revenue Bonds
Loma Linda University Medical Center
Series 2018
12/01/2058	5.500%	3,000,000	3,147,900
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Torrance
Revenue Bonds
Torrance Memorial Medical Center
Series 2010A
09/01/2030	5.000%	3,000,000	3,140,970
City of Upland
Refunding Certificate of Participation
San Antonio Regional Hospital
Series 2017
01/01/2042	4.000%	3,000,000	2,847,570
01/01/2047	5.000%	2,000,000	2,137,820
Palomar Health
Refunding Revenue Bonds
Series 2016
11/01/2039	5.000%	2,000,000	2,103,560
Total			80,602,403
Investor Owned 0.2%
City of Chula Vista
Revenue Bonds
San Diego Gas & Electric Co.
Series 2004D
01/01/2034	5.875%	1,000,000	1,020,180
Local Appropriation 1.3%
Anaheim Public Financing Authority
Refunding Revenue Bonds
Series 2014A
05/01/2046	5.000%	1,000,000	1,091,660
City of Modesto
Certificate of Participation
Community Center Refinancing Project
Series 1993A (AMBAC)
11/01/2023	5.000%	1,330,000	1,370,711
Sacramento City Schools Joint Powers Financing Authority
Refunding Revenue Bonds
Series 2006A (BAM)
03/01/2040	5.000%	2,000,000	2,166,900
San Mateo County Board of Education
Refunding Certificate of Participation
Series 2009
06/01/2035	5.250%	2,000,000	2,034,600
Total			6,663,871
Local General Obligation 7.9%
Central Unified School District
Unlimited General Obligation Bonds
Election 2016
Series 2017A
08/01/2047	4.000%	1,500,000	1,501,020

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Strategic California Municipal Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
October 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Chabot-Las Positas Community College District
Unlimited General Obligation Bonds
Election 2016
Series 2017A
08/01/2042	4.000%	2,250,000	2,281,432
Conejo Valley Unified School District(e)
Unlimited General Obligation Bonds
Series 2015A (AGM)
08/01/2029	0.000%	1,650,000	1,087,927
08/01/2030	0.000%	1,000,000	622,440
East Side Union High School District
Unlimited General Obligation Refunding Bonds
Series 2003B (NPFGC)
08/01/2026	5.250%	2,010,000	2,258,677
Glendale Unified School District(e)
Unlimited General Obligation Refunding Bonds
Series 2015B
09/01/2031	0.000%	1,900,000	1,175,891
09/01/2032	0.000%	1,000,000	586,020
Long Beach Unified School District(e)
Unlimited General Obligation Bonds
Series 2015D-1
08/01/2032	0.000%	1,500,000	882,045
Los Angeles Unified School District
Unlimited General Obligation Bonds
Series 2009D
01/01/2034	5.000%	750,000	764,543
Manteca Unified School District(e)
Unlimited General Obligation Bonds
Capital Appreciation-Election of 2004
Series 2006 (NPFGC)
08/01/2032	0.000%	5,440,000	3,290,819
Marin Healthcare District
Unlimited General Obligation Bonds
Election 2013
Series 2017A
08/01/2047	4.000%	2,500,000	2,533,075
Monterey Peninsula Community College District(e)
Unlimited General Obligation Refunding Bonds
Series 2016
08/01/2032	0.000%	3,500,000	2,077,985
08/01/2033	0.000%	2,000,000	1,124,240
Mount San Jacinto Community College District
Unlimited General Obligation Bonds
Election of 2014
Series 2018B
08/01/2043	4.000%	3,000,000	3,004,650
Oakland Unified School District/Alameda County
Unlimited General Obligation Bonds
Election of 2006
Series 2012A
08/01/2022	5.000%	660,000	704,880
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2015A
08/01/2040	5.000%	1,000,000	1,108,410
Pomona Unified School District(e)
Unlimited General Obligation Bonds
Series 2016G (AGM)
08/01/2033	0.000%	1,000,000	547,040
08/01/2034	0.000%	1,610,000	838,633
Poway Unified School District(e)
Unlimited General Obligation Bonds
Improvement District No. 2007-1-A
Series 2009
08/01/2030	0.000%	2,295,000	1,526,749
Riverside Community College District(e)
Unlimited General Obligation Bonds
Election of 2004
Series 2015E
08/01/2030	0.000%	600,000	382,368
08/01/2031	0.000%	1,000,000	603,770
Rocklin Unified School District(e)
Unlimited General Obligation Bonds
Capital Appreciation
Series 1995C (NPFGC)
07/01/2020	0.000%	1,705,000	1,609,810
San Diego Unified School District(e)
Unlimited General Obligation Bonds
Capital Appreciation Bonds
Series 2016I
07/01/2034	0.000%	5,000,000	2,706,950
San Gorgonio Memorial Health Care District
Unlimited General Obligation Refunding Bonds
Series 2014
08/01/2039	5.000%	4,000,000	4,256,120
Sierra Kings Health Care District
Unlimited General Obligation Refunding Bonds
Series 2015
08/01/2037	5.000%	1,500,000	1,616,340
Simi Valley Unified School District
Refunding Certificate of Participation
Capital Improvement Projects
Series 1998 (AMBAC)
08/01/2022	5.250%	800,000	857,424
Total			39,949,258
Multi-Family 2.0%
California Municipal Finance Authority
Refunding Revenue Bonds
Caritas Projects
Series 2017A
08/15/2042	4.000%	1,000,000	975,930

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic California Municipal Income Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
October 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Bowles Hall Foundation
Series 2015A
06/01/2050	5.000%	1,250,000	1,315,000
Caritas Affordable Housing
Series 2014
08/15/2049	5.250%	3,500,000	3,748,045
Subordinated Series 2014
08/15/2049	5.875%	1,000,000	1,063,500
California Statewide Communities Development Authority
Refunding Revenue Bonds
CHF Irvine LLC
Series 2016
05/15/2040	5.000%	1,000,000	1,077,980
University of California Irvine East Campus Apartments
Series 2012
05/15/2031	5.125%	2,000,000	2,109,540
Total			10,289,995
Municipal Power 0.7%
City of Riverside Electric
Revenue Bonds
Series 2008D (AGM)
10/01/2028	5.000%	1,325,000	1,341,430
City of Vernon Electric System
Revenue Bonds
Series 2012A
08/01/2030	5.000%	1,000,000	1,057,600
Unrefunded Revenue Bonds
Series 2009A
08/01/2021	5.125%	1,005,000	1,025,643
Total			3,424,673
Other Bond Issue 0.7%
City of Long Beach Marina System
Revenue Bonds
Series 2015
05/15/2040	5.000%	2,000,000	2,152,660
San Diego County Regional Airport Authority
Revenue Bonds
Consolidated Rental Car Facility Project
Series 2014A
07/01/2044	5.000%	1,500,000	1,642,860
Total			3,795,520
Ports 2.1%
Port Commission of the City & County of San Francisco
Revenue Bonds
Series 2010A
03/01/2040	5.125%	5,000,000	5,157,250
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Port of Los Angeles(c)
Refunding Revenue Bonds
Series 2014A AMT
08/01/2044	5.000%	5,000,000	5,406,050
Total			10,563,300
Prepaid Gas 0.3%
M-S-R Energy Authority
Revenue Bonds
Series 2009B
11/01/2034	7.000%	1,000,000	1,364,920
Refunded / Escrowed 7.9%
California Health Facilities Financing Authority
Prerefunded 08/15/20 Revenue Bonds
Sutter Health Obligation Group
Series 2011B
08/15/2031	5.875%	1,815,000	1,942,377
California Statewide Communities Development Authority
Prerefunded 08/15/20 Revenue Bonds
Sutter Health
Series 2011A
08/15/2042	6.000%	2,000,000	2,141,080
City of Newport Beach
Prerefunded 12/01/21 Revenue Bonds
Hoag Memorial Hospital Presbyterian
Series 2011
12/01/2040	6.000%	1,000,000	1,119,540
City of Pomona
Refunding Revenue Bonds
Series 1990B Escrowed to Maturity (GNMA / FHLMC)
08/01/2023	7.500%	505,000	567,807
City of Redding Electric System(f)
Revenue Bonds
Series 1992 Escrowed to Maturity (NPFGC)
07/01/2022	8.937%	200,000	232,750
County of Riverside(c)
Revenue Bonds
Series 1989A Escrowed to Maturity (GNMA) AMT
05/01/2021	7.800%	2,500,000	2,829,225
Oakland Unified School District/Alameda County
Prerefunded 08/01/21 Unlimited General Obligation Bonds
Election of 2012
Series 2013
08/01/2030	6.250%	1,095,000	1,221,560
Riverside County Transportation Commission
Prerefunded 06/01/20 Revenue Bonds
Limited Tax
Series 2010A
06/01/2032	5.000%	2,500,000	2,622,475

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Strategic California Municipal Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
October 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
San Francisco City & County Redevelopment Agency
Prerefunded 02/01/21 Tax Allocation Bonds
San Francisco Redevelopment Projects
Series 2011B
08/01/2026	6.125%	500,000	546,590
08/01/2031	6.250%	2,600,000	2,849,366
08/01/2041	6.625%	1,600,000	1,766,224
San Joaquin Hills Transportation Corridor Agency(e)
Revenue Bonds
Senior Lien
Series 1993 Escrowed to Maturity
01/01/2020	0.000%	12,000,000	11,730,600
Santee CDC Successor Agency
Prerefunded 02/01/21 Tax Allocation Bonds
Santee Community Redevelopment Project
Series 2011A
08/01/2031	7.000%	1,000,000	1,110,000
State of California
Prerefunded 04/01/19 Unlimited General Obligation Bonds
Various Purpose
Series 2009
04/01/2035	6.000%	1,690,000	1,720,589
Temecula Redevelopment Agency
Prerefunded 08/01/21 Tax Allocation Bonds
Housing Redevelopment Project No. 1
Series 2011A
08/01/2039	7.000%	2,100,000	2,375,604
Union City Community Redevelopment Agency
Prerefunded 12/01/21 Subordinated Tax Allocation Bonds
Lien-Community Redevelopment Project
Series 2011
12/01/2033	6.875%	1,500,000	1,717,860
Yorba Linda Redevelopment Agency Successor
Prerefunded 09/01/21 Subordinated Tax Allocation Bonds
Lien-Redevelopment Project
Series 2011A
09/01/2026	6.000%	1,000,000	1,108,930
09/01/2032	6.500%	2,000,000	2,244,640
Total			39,847,217
Resource Recovery 0.1%
California Municipal Finance Authority(c),(d),(g)
Revenue Bonds
UTS Renewable Energy-Waste Water Facilities
Series 2011 AMT
12/01/2032	0.000%	2,745,000	411,750
Retirement Communities 4.7%
ABAG Finance Authority for Nonprofit Corps.
Refunding Revenue Bonds
Episcopal Senior Communities
Series 2011
07/01/2031	6.000%	2,200,000	2,367,662
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
California Health Facilities Financing Authority
Refunding Revenue Bonds
Northern California Presbyterian Homes
Series 2015
07/01/2039	5.000%	2,565,000	2,833,504
07/01/2044	5.000%	700,000	768,439
California Municipal Finance Authority
Refunding Revenue Bonds
Retirement Housing Foundation
Series 2017
11/15/2031	5.000%	1,500,000	1,708,560
California Statewide Communities Development Authority(d)
Refunding Revenue Bonds
899 Charleston Project
Series 2014A
11/01/2049	5.375%	1,885,000	1,969,844
California Statewide Communities Development Authority
Refunding Revenue Bonds
American Baptist Homes West
Series 2015
10/01/2045	5.000%	3,155,000	3,332,122
Episcopal Communities and Services
Series 2012
05/15/2042	5.000%	4,235,000	4,437,306
Front Porch Communities and Services
Series 2017
04/01/2047	5.000%	250,000	270,300
Revenue Bonds
American Baptist Homes West
Series 2010
10/01/2039	6.250%	1,500,000	1,553,790
Covenant Retirement Communities, Inc.
Series 2013
12/01/2036	5.625%	2,000,000	2,213,840
Eskaton Properties, Inc.
Series 2012
11/15/2034	5.250%	1,250,000	1,330,687
City of La Verne
Refunding Certificate of Participation
Brethren Hillcrest Homes
Series 2014
05/15/2036	5.000%	1,100,000	1,138,115
Total			23,924,169
Sales Tax 2.0%
City of Sacramento Transient Occupancy(h)
Revenue Bonds
Convention Center Complex
Subordinated Series 2018
06/01/2048	5.000%	9,415,000	10,338,706

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic California Municipal Income Fund | Annual Report 2018	13

Portfolio of Investments  (continued)
October 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Special Property Tax 11.0%
Bakersfield Redevelopment Agency
Tax Allocation Bonds
Old Town Kern Pioneer
Series 2009A
08/01/2029	7.500%	1,425,000	1,454,341
Southeast Bakersfield
Series 2009B
08/01/2029	7.250%	670,000	683,521
Carson Redevelopment Agency Successor Agency
Tax Allocation Bonds
Housing
Series 2010A
10/01/2030	5.000%	5,000,000	5,230,150
Cerritos Public Financing Authority
Tax Allocation Bonds
Los Coyotes Redevelopment Project Loan
Series 1993A (AMBAC)
11/01/2023	6.500%	2,000,000	2,301,380
Chino Public Financing Authority
Refunding Special Tax Bonds
Series 2012
09/01/2030	5.000%	2,500,000	2,649,800
09/01/2038	5.000%	625,000	657,387
Chula Vista Municipal Financing Authority
Refunding Special Tax Bonds
Series 2015A
09/01/2035	5.000%	2,460,000	2,632,938
09/01/2036	5.000%	2,435,000	2,598,656
City of Carson
Special Assessment Bonds
Assessment District No. 92-1
Series 1992
09/02/2022	7.375%	55,000	55,838
City of Irvine
Special Tax Bonds
Community Facilities District 2013-3
Series 2014
09/01/2039	5.000%	750,000	792,615
09/01/2044	5.000%	1,025,000	1,081,057
City of Palo Alto
Refunding & Improvement Special Assessment Bonds
Limited Obligation-University Ave.
Series 2012
09/02/2029	5.000%	800,000	853,312
City of Yucaipa
Refunding Special Tax Bonds
Community Facilities District No. 98-1
Series 2011
09/01/2030	5.375%	1,500,000	1,581,720
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Corona-Norco Unified School District
Refunding Special Tax Bonds
Community Facilities District #98-1
Series 2013
09/01/2032	5.000%	1,300,000	1,413,009
Elk Grove Unified School District(e)
Refunding Special Tax Bonds
Capital Appreciation-Community Facilities District No. 1
Series 1995 (AMBAC)
12/01/2018	0.000%	2,720,000	2,714,167
Elk Grove Unified School District
Refunding Special Tax Bonds
Community Facilities District No. 1
Series 1995 (AMBAC)
12/01/2024	6.500%	3,000,000	3,307,500
Inglewood Redevelopment Agency Successor Agency
Refunding Tax Allocation Bonds
Merged Redevelopment Project
Series 1998A (AMBAC)
05/01/2023	5.250%	1,740,000	1,827,974
Inland Valley Development Agency
Refunding Tax Allocation Bonds
Series 2014A
09/01/2044	5.000%	5,000,000	5,334,050
Jurupa Public Financing Authority
Refunding Special Tax Bonds
Series 2014A
09/01/2042	5.000%	1,000,000	1,080,090
Mountain View Shoreline Regional Park Community
Tax Allocation Bonds
Series 2011A
08/01/2035	5.625%	1,300,000	1,406,795
08/01/2040	5.750%	2,000,000	2,169,780
Pittsburg Successor Agency Redevelopment Agency(e)
Tax Allocation Bonds
Los Medanos Community Development Project
Series 1999 (AMBAC)
08/01/2024	0.000%	2,100,000	1,771,686
Poway Unified School District
Special Tax Bonds
Community Facilities District No. 6-4S Ranch
Series 2012
09/01/2031	5.000%	1,345,000	1,421,625
Poway Unified School District Public Financing Authority
Special Tax Refunding Bonds
Series 2015B (BAM)
09/01/2035	5.000%	1,425,000	1,571,091
Riverside County Public Financing Authority
Tax Allocation Bonds
Series 2017A (BAM)
10/01/2040	4.000%	1,250,000	1,239,150

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Strategic California Municipal Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
October 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
San Diego Redevelopment Agency Successor Agency(e)
Tax Allocation Bonds
Capital Appreciation
Series 2001 (AGM)
09/01/2020	0.000%	3,630,000	3,485,599
San Francisco City & County Redevelopment Agency
Tax Allocation Bonds
Mission Bay South Redevelopment Project
Series 2014A
08/01/2043	5.000%	1,000,000	1,081,750
Santa Monica Redevelopment Agency
Tax Allocation Bonds
Earthquake Recovery Redevelopment
Series 2011
07/01/2036	5.875%	1,250,000	1,368,862
Sulphur Springs Union School District
Unrefunded Special Tax Bonds
Community Facilities District
Series 2012
09/01/2030	5.000%	640,000	697,587
09/01/2031	5.000%	685,000	746,116
09/01/2033	5.000%	505,000	549,283
Total			55,758,829
State Appropriated 6.0%
California State Public Works Board
Refunding Revenue Bonds
Various Capital Projects
Series 2012G
11/01/2029	5.000%	2,500,000	2,729,375
11/01/2037	5.000%	6,825,000	7,383,694
Revenue Bonds
Judicial Council Projects
Series 2011D
12/01/2031	5.000%	5,100,000	5,500,860
Series 2013A
03/01/2032	5.000%	1,500,000	1,634,280
03/01/2038	5.000%	2,500,000	2,697,325
Series 2014B
10/01/2039	5.000%	1,000,000	1,092,880
Various Capital Projects
Series 2011A
10/01/2031	5.125%	5,000,000	5,389,950
Various Correctional Facilities
Series 2014A
09/01/2039	5.000%	3,895,000	4,252,055
Total			30,680,419
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State General Obligation 6.0%
State of California
Unlimited General Obligation Bonds
Various Purpose
Series 2009
10/01/2029	5.000%	3,000,000	3,082,980
04/01/2031	5.750%	2,750,000	2,792,680
11/01/2039	5.500%	4,965,000	5,135,250
Series 2010
03/01/2030	5.250%	1,000,000	1,041,490
03/01/2033	6.000%	4,000,000	4,214,880
03/01/2040	5.500%	4,800,000	5,007,072
Unrefunded Unlimited General Obligation Bonds
Series 2004
04/01/2029	5.300%	2,000	2,005
Various Purpose
Series 2009
04/01/2035	6.000%	2,310,000	2,348,115
04/01/2038	6.000%	6,775,000	6,885,365
Total			30,509,837
Tobacco 2.1%
Golden State Tobacco Securitization Corp.
Refunding Revenue Bonds
Series 2017A-1
06/01/2029	5.000%	1,000,000	1,100,980
Series 2018A-1
06/01/2047	5.000%	4,000,000	3,894,800
06/01/2047	5.250%	1,500,000	1,508,190
Series 2018A-2
06/01/2047	5.000%	4,500,000	4,381,650
Total			10,885,620
Transportation 1.1%
California Municipal Finance Authority(c)
Revenue Bonds
Senior Lien
Series 2018A AMT
12/31/2043	5.000%	5,000,000	5,343,400
Turnpike / Bridge / Toll Road 4.1%
Bay Area Toll Authority
Refunding Revenue Bonds
Subordinated Series 2017
04/01/2042	4.000%	3,500,000	3,527,300
Foothill-Eastern Transportation Corridor Agency
Refunding Revenue Bonds
Series 2014A
01/15/2046	5.750%	2,850,000	3,184,049

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic California Municipal Income Fund | Annual Report 2018	15

Portfolio of Investments  (continued)
October 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Foothill-Eastern Transportation Corridor Agency(e)
Refunding Revenue Bonds
Series 2015
01/15/2033	0.000%	5,000,000	2,672,350
Riverside County Transportation Commission(e)
Revenue Bonds
Capital Appreciation-Senior Lien
Series 2013B
06/01/2032	0.000%	2,055,000	1,156,225
06/01/2033	0.000%	2,940,000	1,574,311
Senior Lien
Series 2013B
06/01/2029	0.000%	2,500,000	1,625,525
Riverside County Transportation Commission
Revenue Bonds
Senior Lien
Series 2013A
06/01/2048	5.750%	1,500,000	1,631,055
San Joaquin Hills Transportation Corridor Agency
Refunding Revenue Bonds
Senior Lien
Series 2014A
01/15/2044	5.000%	5,000,000	5,325,650
Total			20,696,465
Water & Sewer 1.1%
City of Riverside Sewer
Refunding Revenue Bonds
Series 2015A
08/01/2040	5.000%	3,185,000	3,491,779
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Tulare Sewer
Refunding Revenue Bonds
Series 2015 (AGM)
11/15/2041	5.000%	2,000,000	2,202,680
Total			5,694,459
Total Municipal Bonds (Cost $492,051,853)			503,357,072

Money Market Funds 0.0%
	Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, Institutional Shares, 1.453%(i)	98,095	98,095
Total Money Market Funds (Cost $98,085)		98,095
Total Investments in Securities (Cost: $496,649,938)		507,955,167
Other Assets & Liabilities, Net		(465,936)
Net Assets		507,489,231

Notes to Portfolio of Investments
(a)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(b)	Represents a variable rate security where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate. The interest rate shown was the current rate as of October 31, 2018.
(c)	Income from this security may be subject to alternative minimum tax.
(d)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At October 31, 2018, the total value of these securities amounted to $37,433,277, which represents 7.38% of total net assets.
(e)	Zero coupon bond.
(f)	Inverse floating rate security issued by a tender option bond (TOB) trust, the interest rate on which varies inversely with the Securities Industry Financial Markets Association (SIFMA) short-term rate, which resets weekly, or a similar short-term rate, and is reduced by the expenses related to the TOB trust. The interest rate shown was the current rate as of October 31, 2018.
(g)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At October 31, 2018, the total value of these securities amounted to $411,750, which represents 0.08% of total net assets.
(h)	Represents a security purchased on a when-issued basis.
(i)	The rate shown is the seven-day current annualized yield at October 31, 2018.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Strategic California Municipal Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
October 31, 2018
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
AMBAC	Ambac Assurance Corporation
AMT	Alternative Minimum Tax
BAM	Build America Mutual Assurance Co.
FHLMC	Federal Home Loan Mortgage Corporation
GNMA	Government National Mortgage Association
NPFGC	National Public Finance Guarantee Corporation
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic California Municipal Income Fund | Annual Report 2018	17

Portfolio of Investments  (continued)
October 31, 2018
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments in Securities
Floating Rate Notes	—	4,500,000	—	4,500,000
Municipal Bonds	—	503,357,072	—	503,357,072
Money Market Funds	98,095	—	—	98,095
Total Investments in Securities	98,095	507,857,072	—	507,955,167
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Strategic California Municipal Income Fund | Annual Report 2018

Statement of Assets and Liabilities
October 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $496,649,938)	$507,955,167
Cash	1,097,423
Receivable for:
Investments sold	4,046,313
Capital shares sold	1,489,350
Interest	6,160,000
Prepaid expenses	2,612
Trustees’ deferred compensation plan	96,498
Total assets	520,847,363
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	10,322,983
Capital shares purchased	1,257,781
Distributions to shareholders	1,560,602
Management services fees	6,501
Distribution and/or service fees	2,897
Transfer agent fees	32,451
Compensation of board members	31,953
Compensation of chief compliance officer	17
Other expenses	46,449
Trustees’ deferred compensation plan	96,498
Total liabilities	13,358,132
Net assets applicable to outstanding capital stock	$507,489,231
Represented by
Paid in capital	495,441,155
Total distributable earnings (loss)	12,048,076
Total - representing net assets applicable to outstanding capital stock	$507,489,231
Class A
Net assets	$323,724,572
Shares outstanding	43,917,057
Net asset value per share	$7.37
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$7.60
Advisor Class
Net assets	$1,362,913
Shares outstanding	184,831
Net asset value per share	$7.37
Class C
Net assets	$35,144,887
Shares outstanding	4,767,443
Net asset value per share	$7.37
Institutional Class
Net assets	$143,155,951
Shares outstanding	19,413,545
Net asset value per share	$7.37
Institutional 2 Class
Net assets	$196,380
Shares outstanding	26,591
Net asset value per share	$7.39
Institutional 3 Class
Net assets	$3,904,528
Shares outstanding	526,818
Net asset value per share	$7.41
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic California Municipal Income Fund | Annual Report 2018	19

Statement of Operations
Year Ended October 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$18,807
Interest	22,222,447
Total income	22,241,254
Expenses:
Management services fees	2,389,784
Distribution and/or service fees
Class A	829,285
Class C	419,167
Transfer agent fees
Class A	265,168
Advisor Class	1,327
Class C	33,473
Institutional Class	106,782
Institutional 2 Class	106
Institutional 3 Class	330
Compensation of board members	23,397
Custodian fees	4,646
Printing and postage fees	27,796
Registration fees	10,072
Audit fees	33,895
Legal fees	12,135
Compensation of chief compliance officer	197
Other	25,123
Total expenses	4,182,683
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(14,781)
Fees waived by distributor
Class C	(125,750)
Fees waived by transfer agent
Institutional 2 Class	(23)
Expense reduction	(400)
Total net expenses	4,041,729
Net investment income	18,199,525
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	1,509,738
Futures contracts	(282,698)
Net realized gain	1,227,040
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(22,190,416)
Net change in unrealized appreciation (depreciation)	(22,190,416)
Net realized and unrealized loss	(20,963,376)
Net decrease in net assets resulting from operations	$(2,763,851)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Strategic California Municipal Income Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended October 31, 2018	Year Ended October 31, 2017 (a)
Operations
Net investment income	$18,199,525	$18,798,201
Net realized gain	1,227,040	2,292,212
Net change in unrealized appreciation (depreciation)	(22,190,416)	(14,628,267)
Net increase (decrease) in net assets resulting from operations	(2,763,851)	6,462,146
Distributions to shareholders
Net investment income and net realized gains
Class A	(13,324,321)
Advisor Class	(77,978)
Class C	(1,512,980)
Institutional Class	(5,639,491)
Institutional 2 Class	(6,154)
Institutional 3 Class	(160,107)
Net investment income
Class A		(12,539,569)
Advisor Class		(54,996)
Class B		(1,944)
Class C		(1,565,900)
Institutional Class		(4,596,446)
Institutional 2 Class		(31,011)
Institutional 3 Class		(13,192)
Net realized gains
Class A		(2,430,270)
Advisor Class		(5,881)
Class B		(779)
Class C		(347,347)
Institutional Class		(764,897)
Institutional 2 Class		(8,670)
Total distributions to shareholders	(20,721,031)	(22,360,902)
Increase (decrease) in net assets from capital stock activity	17,764,299	(33,464,567)
Total decrease in net assets	(5,720,583)	(49,363,323)
Net assets at beginning of year	513,209,814	562,573,137
Net assets at end of year	$507,489,231	$513,209,814
Undistributed net investment income	$402,463	$402,525

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic California Municipal Income Fund | Annual Report 2018	21

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	October 31, 2018		October 31, 2017 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	4,971,537	37,587,441	3,957,900	30,367,387
Distributions reinvested	1,464,169	11,069,379	1,626,928	12,423,874
Redemptions	(6,496,045)	(49,086,305)	(10,172,978)	(77,679,469)
Net decrease	(60,339)	(429,485)	(4,588,150)	(34,888,208)
Advisor Class
Subscriptions	87,868	665,814	363,577	2,808,130
Distributions reinvested	10,227	77,553	7,858	60,345
Redemptions	(331,862)	(2,544,756)	(81,470)	(621,768)
Net increase (decrease)	(233,767)	(1,801,389)	289,965	2,246,707
Class B
Subscriptions	—	—	76	581
Distributions reinvested	—	—	231	1,752
Redemptions	—	—	(15,663)	(120,163)
Net decrease	—	—	(15,356)	(117,830)
Class C
Subscriptions	541,887	4,100,340	938,044	7,182,268
Distributions reinvested	136,041	1,029,676	163,113	1,245,574
Redemptions	(1,938,196)	(14,668,979)	(1,940,048)	(14,868,904)
Net decrease	(1,260,268)	(9,538,963)	(838,891)	(6,441,062)
Institutional Class
Subscriptions	7,015,492	53,119,269	5,916,743	45,191,723
Distributions reinvested	373,643	2,821,564	273,760	2,095,923
Redemptions	(3,629,223)	(27,422,386)	(5,673,586)	(43,518,156)
Net increase	3,759,912	28,518,447	516,917	3,769,490
Institutional 2 Class
Subscriptions	16,157	122,654	4,402	33,365
Distributions reinvested	761	5,745	5,159	39,244
Redemptions	(401)	(3,022)	(169,162)	(1,305,541)
Net increase (decrease)	16,517	125,377	(159,601)	(1,232,932)
Institutional 3 Class
Subscriptions	333,816	2,536,827	411,114	3,201,728
Distributions reinvested	21,029	159,675	1,666	12,932
Redemptions	(238,826)	(1,806,190)	(1,981)	(15,392)
Net increase	116,019	890,312	410,799	3,199,268
Total net increase (decrease)	2,338,074	17,764,299	(4,384,317)	(33,464,567)

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Strategic California Municipal Income Fund | Annual Report 2018

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Columbia Strategic California Municipal Income Fund | Annual Report 2018	23

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 10/31/2018	$7.72	0.27	(0.32)	(0.05)	(0.26)	(0.04)	(0.30)
Year Ended 10/31/2017	$7.94	0.28	(0.17)	0.11	(0.28)	(0.05)	(0.33)
Year Ended 10/31/2016	$7.90	0.29	0.08	0.37	(0.29)	(0.04)	(0.33)
Year Ended 10/31/2015	$7.99	0.30	(0.05)	0.25	(0.30)	(0.04)	(0.34)
Year Ended 10/31/2014	$7.54	0.31	0.51	0.82	(0.31)	(0.06)	(0.37)
Advisor Class
Year Ended 10/31/2018	$7.72	0.29	(0.32)	(0.03)	(0.28)	(0.04)	(0.32)
Year Ended 10/31/2017	$7.94	0.29	(0.16)	0.13	(0.30)	(0.05)	(0.35)
Year Ended 10/31/2016	$7.90	0.31	0.08	0.39	(0.31)	(0.04)	(0.35)
Year Ended 10/31/2015	$7.99	0.32	(0.05)	0.27	(0.32)	(0.04)	(0.36)
Year Ended 10/31/2014	$7.55	0.33	0.50	0.83	(0.33)	(0.06)	(0.39)
Class C
Year Ended 10/31/2018	$7.72	0.23	(0.31)	(0.08)	(0.23)	(0.04)	(0.27)
Year Ended 10/31/2017	$7.94	0.24	(0.17)	0.07	(0.24)	(0.05)	(0.29)
Year Ended 10/31/2016	$7.90	0.25	0.09	0.34	(0.26)	(0.04)	(0.30)
Year Ended 10/31/2015	$7.99	0.27	(0.06)	0.21	(0.26)	(0.04)	(0.30)
Year Ended 10/31/2014	$7.54	0.28	0.51	0.79	(0.28)	(0.06)	(0.34)
Institutional Class
Year Ended 10/31/2018	$7.72	0.28	(0.31)	(0.03)	(0.28)	(0.04)	(0.32)
Year Ended 10/31/2017	$7.94	0.30	(0.17)	0.13	(0.30)	(0.05)	(0.35)
Year Ended 10/31/2016	$7.90	0.31	0.08	0.39	(0.31)	(0.04)	(0.35)
Year Ended 10/31/2015	$7.99	0.32	(0.05)	0.27	(0.32)	(0.04)	(0.36)
Year Ended 10/31/2014	$7.55	0.33	0.50	0.83	(0.33)	(0.06)	(0.39)
Institutional 2 Class
Year Ended 10/31/2018	$7.73	0.29	(0.30)	(0.01)	(0.29)	(0.04)	(0.33)
Year Ended 10/31/2017	$7.95	0.30	(0.17)	0.13	(0.30)	(0.05)	(0.35)
Year Ended 10/31/2016(g)	$7.96	0.21	(0.01) (h)	0.20	(0.21)	—	(0.21)
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Strategic California Municipal Income Fund | Annual Report 2018

Financial Highlights  (continued)
	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 10/31/2018	—	$7.37	(0.62%)	0.82%	0.82% (c)	3.52%	13%	$323,725
Year Ended 10/31/2017	—	$7.72	1.49%	0.82% (d)	0.81% (c),(d)	3.61%	17%	$339,354
Year Ended 10/31/2016	—	$7.94	4.78%	0.87%	0.81% (c)	3.62%	13%	$385,410
Year Ended 10/31/2015	0.00 (e)	$7.90	3.16% (f)	0.88%	0.79% (c)	3.81%	12%	$370,795
Year Ended 10/31/2014	—	$7.99	11.22%	0.88%	0.79% (c)	4.05%	14%	$359,825
Advisor Class
Year Ended 10/31/2018	—	$7.37	(0.38%)	0.57%	0.57% (c)	3.76%	13%	$1,363
Year Ended 10/31/2017	—	$7.72	1.75%	0.57%	0.56% (c)	3.82%	17%	$3,231
Year Ended 10/31/2016	—	$7.94	5.04%	0.63%	0.57% (c)	3.87%	13%	$1,021
Year Ended 10/31/2015	0.00 (e)	$7.90	3.42% (f)	0.63%	0.54% (c)	4.05%	12%	$120
Year Ended 10/31/2014	—	$7.99	11.35%	0.62%	0.54% (c)	4.25%	14%	$22
Class C
Year Ended 10/31/2018	—	$7.37	(1.07%)	1.57%	1.27% (c)	3.07%	13%	$35,145
Year Ended 10/31/2017	—	$7.72	1.03%	1.57% (d)	1.26% (c),(d)	3.16%	17%	$46,521
Year Ended 10/31/2016	—	$7.94	4.31%	1.62%	1.26% (c)	3.16%	13%	$54,502
Year Ended 10/31/2015	0.00 (e)	$7.90	2.70% (f)	1.63%	1.24% (c)	3.36%	12%	$43,775
Year Ended 10/31/2014	—	$7.99	10.72%	1.63%	1.24% (c)	3.59%	14%	$41,962
Institutional Class
Year Ended 10/31/2018	—	$7.37	(0.37%)	0.57%	0.57% (c)	3.77%	13%	$143,156
Year Ended 10/31/2017	—	$7.72	1.74%	0.57% (d)	0.56% (c),(d)	3.86%	17%	$120,839
Year Ended 10/31/2016	—	$7.94	5.04%	0.62%	0.56% (c)	3.87%	13%	$120,169
Year Ended 10/31/2015	0.00 (e)	$7.90	3.42% (f)	0.63%	0.54% (c)	4.06%	12%	$106,799
Year Ended 10/31/2014	—	$7.99	11.35%	0.63%	0.54% (c)	4.30%	14%	$75,032
Institutional 2 Class
Year Ended 10/31/2018	—	$7.39	(0.21%)	0.56%	0.55%	3.80%	13%	$196
Year Ended 10/31/2017	—	$7.73	1.75%	0.55% (d)	0.53% (d)	3.95%	17%	$78
Year Ended 10/31/2016(g)	—	$7.95	2.45%	0.55% (i)	0.52% (i)	4.01% (i)	13%	$1,349
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic California Municipal Income Fund | Annual Report 2018	25

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Year Ended 10/31/2018	$7.76	0.29	(0.31)	(0.02)	(0.29)	(0.04)	(0.33)
Year Ended 10/31/2017(j)	$7.63	0.20	0.13 (h)	0.33	(0.20)	—	(0.20)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Class C	Institutional Class	Institutional 2 Class
10/31/2017	0.01%	0.01%	0.01%	0.01%

(e)	Rounds to zero.
(f)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.06%.
(g)	Institutional 2 Class shares commenced operations on March 1, 2016. Per share data and total return reflect activity from that date.
(h)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(i)	Annualized.
(j)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia Strategic California Municipal Income Fund | Annual Report 2018

Financial Highlights  (continued)
	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 10/31/2018	—	$7.41	(0.28%)	0.50%	0.50%	3.85%	13%	$3,905
Year Ended 10/31/2017(j)	—	$7.76	4.34%	0.52% (i)	0.51% (i)	3.93% (i)	17%	$3,187
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic California Municipal Income Fund | Annual Report 2018	27

Notes to Financial Statements
October 31, 2018
Note 1. Organization
Columbia Strategic California Municipal Income Fund (formerly known as Columbia California Tax-Exempt Fund) (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Effective January 22, 2018, Columbia California Tax-Exempt Fund was renamed Columbia Strategic California Municipal Income Fund.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares will automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or
28	Columbia Strategic California Municipal Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018
not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically
Columbia Strategic California Municipal Income Fund | Annual Report 2018	29

Notes to Financial Statements  (continued)
October 31, 2018
permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
30	Columbia Strategic California Municipal Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended October 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(282,698)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended October 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — short	2,509,753

*	Based on the ending daily outstanding amounts for the year ended October 31, 2018.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Strategic California Municipal Income Fund | Annual Report 2018	31

Notes to Financial Statements  (continued)
October 31, 2018
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.47% to 0.31% as the Fund’s net assets increase. The effective management services fee rate for the year ended October 31, 2018 was 0.47% of the Fund’s average daily net assets.
32	Columbia Strategic California Municipal Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. Effective March 1, 2018 through February 28, 2019, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.05% of the average daily net assets attributable to Institutional 2 Class shares.
For the year ended October 31, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.08
Advisor Class	0.08
Class C	0.08
Institutional Class	0.08
Institutional 2 Class	0.05
Institutional 3 Class	0.01
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
The lease and the Guaranty expire in January 2019. At October 31, 2018, the Fund’s total potential future obligation over the life of the Guaranty is $4,157. The liability remaining at October 31, 2018 for non-recurring charges associated with the lease amounted to $2,518 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.
Columbia Strategic California Municipal Income Fund | Annual Report 2018	33

Notes to Financial Statements  (continued)
October 31, 2018
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2018, these minimum account balance fees reduced total expenses of the Fund by $400.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class C shares of the Fund.
The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended October 31, 2018, if any, are listed below:
Amount ($)
Class A	1,454
Class C	480
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	March 1, 2018 through February 28, 2019	Prior to March 1, 2018
Class A	0.82%	0.82%
Advisor Class	0.57	0.57
Class C	1.57	1.57
Institutional Class	0.57	0.57
Institutional 2 Class	0.54	0.575
Institutional 3 Class	0.50	0.525
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short,
34	Columbia Strategic California Municipal Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018
inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment, effective March 1, 2018 through February 28, 2019, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class of the average daily net assets attributable to Institutional 2 Class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At October 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, re-characterization of distributions for investments, tax straddles, trustees’ deferred compensation, distributions and principal and/or interest from fixed income securities. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(61)	61	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended October 31, 2018				Year Ended October 31, 2017
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
3,079	18,196,447	2,521,505	20,721,031	3,613	18,799,445	3,557,844	22,360,902
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At October 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	2,486,155	1,159,739	—	10,091,609
At October 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
497,863,558	16,975,947	(6,884,338)	10,091,609
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Columbia Strategic California Municipal Income Fund | Annual Report 2018	35

Notes to Financial Statements  (continued)
October 31, 2018
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $85,021,757 and $66,782,312, respectively, for the year ended October 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended October 31, 2018.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended October 31, 2018.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Geographic concentration risk
Because the Fund invests substantially in municipal securities issued by the state identified in the Fund’s name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state’s financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of
36	Columbia Strategic California Municipal Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018
assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
Shareholder concentration risk
At October 31, 2018, one unaffiliated shareholder of record owned 22.2% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 29.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to
Columbia Strategic California Municipal Income Fund | Annual Report 2018	37

Notes to Financial Statements  (continued)
October 31, 2018
perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
38	Columbia Strategic California Municipal Income Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Strategic California Municipal Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Strategic California Municipal Income Fund (one of the funds constituting Columbia Funds Series Trust I, hereafter referred to as the "Fund") as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 20, 2018
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia Strategic California Municipal Income Fund | Annual Report 2018	39

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Capital gain dividend	Exempt- interest dividends
$1,348,594	99.98%
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.
40	Columbia Strategic California Municipal Income Fund | Annual Report 2018

Trustees and Officers
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) from September 2007 to October 2018	69	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	69	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	69	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	69	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia Strategic California Municipal Income Fund | Annual Report 2018	41

Trustees and Officers  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College from August 2007 to June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	69	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	69	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	69	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	69	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	69	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
42	Columbia Strategic California Municipal Income Fund | Annual Report 2018

Trustees and Officers  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	193	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia Strategic California Municipal Income Fund | Annual Report 2018	43

Trustees and Officers  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
44	Columbia Strategic California Municipal Income Fund | Annual Report 2018

Board Consideration and Approval of Management
Agreement
On June 12, 2018, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Strategic California Municipal Income Fund (the Fund) (formerly, Columbia California Tax-Exempt Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 6, 2018, April 26, 2018 and June 11, 2018 and at Board meetings held on March 7, 2018 and June 12, 2018. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 11, 2018, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 12, 2018, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through February 28, 2019 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional accounts and collective trusts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
Columbia Strategic California Municipal Income Fund | Annual Report 2018	45

Board Consideration and Approval of Management
Agreement  (continued)
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to support continuation of the Management Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2017, the Fund’s performance was in the fifty-fourth, fifty-second and thirty-second percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
46	Columbia Strategic California Municipal Income Fund | Annual Report 2018

Board Consideration and Approval of Management
Agreement  (continued)
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2017, the Fund’s actual management fee and net total expense ratio were both ranked in the third quintile (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2017 to profitability levels realized in 2016. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
Columbia Strategic California Municipal Income Fund | Annual Report 2018	47

Board Consideration and Approval of Management
Agreement  (continued)
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
48	Columbia Strategic California Municipal Income Fund | Annual Report 2018

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Strategic California Municipal Income Fund | Annual Report 2018	49

Columbia Strategic California Municipal Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN123_10_H01_(12/18)

Annual Report
October 31, 2018
Columbia AMT-Free Intermediate Muni Bond Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer-term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia AMT-Free Intermediate Muni Bond Fund   |  Annual Report 2018

Columbia AMT-Free Intermediate Muni Bond Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia AMT-Free Intermediate Muni Bond Fund (the Fund) seeks current income exempt from federal income tax, consistent with preservation of principal.
Portfolio management
Paul Fuchs, CFA
Lead Portfolio Manager
Managed Fund since 2012
Deborah Vargo
Portfolio Manager
Managed Fund since December 2017
Average annual total returns (%) (for the period ended October 31, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/25/02	-1.18	2.28	3.81
	Including sales charges		-4.18	1.65	3.49
Advisor Class*		03/19/13	-0.89	2.49	4.02
Class C	Excluding sales charges	11/25/02	-1.72	1.67	3.40
	Including sales charges		-2.68	1.67	3.40
Institutional Class		06/14/93	-0.88	2.50	4.02
Institutional 2 Class*		11/08/12	-0.92	2.59	4.07
Institutional 3 Class*		03/01/17	-0.76	2.54	4.04
Class T*	Excluding sales charges	04/03/17	-1.13	2.24	3.75
	Including sales charges		-3.60	1.72	3.49
Class V	Excluding sales charges	06/26/00	-1.13	2.33	3.86
	Including sales charges		-5.86	1.33	3.36
Bloomberg Barclays 3-15 Year Blend Municipal Bond Index			-0.66	2.67	4.26
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge (CDSC) for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. Returns for Class V shares are shown with and without the maximum initial sales charge of 4.75%. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays 3–15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (October 31, 2008 — October 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia AMT-Free Intermediate Muni Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at October 31, 2018)
AAA rating	4.8
AA rating	27.7
A rating	47.1
BBB rating	15.0
BB rating	0.7
CCC rating	0.7
Not rated	4.0
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds and derivatives, if any).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Top Ten States/Territories (%) (at October 31, 2018)
California	20.2
Texas	11.6
Illinois	10.6
New York	7.8
Florida	7.3
Pennsylvania	3.8
Massachusetts	3.3
Colorado	3.2
North Carolina	3.0
New Jersey	2.8
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.

Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
During the 12-month period that ended on October 31, 2018, the Fund’s Class A shares returned -1.18% excluding sales charges. The Fund’s Institutional Class shares returned -0.88% for the same time period. The Fund’s benchmark, the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index, returned -0.66%. The Fund’s underperformance stemmed largely from its underweight in lower quality issues and overweight in rate-sensitive zero-coupon bonds.
Market overview
The municipal bond market experienced challenges during the 12-month period ended October 31, 2018, with a downturn in prices offsetting the contribution from income. Municipal bonds reacted to the strong increase in U.S. Treasury yields, which reflected the backdrop of robust economic growth and tighter monetary policy by the U.S. Federal Reserve (the Fed). The yield on the 10-year Treasury note rose from 2.18% to 3.15% over the course of the 12 months, putting downward pressure on the rest of the domestic fixed-income market. (Prices and yields move in opposite directions.)
Municipal bonds experienced volatility in the early part of the period, as the approval of the Tax Cuts and Jobs Act sparked concerns about the potential impact of fiscal stimulus and the effect that tax law changes would have on demand for municipal bonds. The final plan incorporated provisions that affected the municipal market on both the supply and demand sides. Key measures included a reduction of corporate tax rates to 21% from 35%, a limitation of personal deductions to $10,000 that ended the deductibility of state and local income taxes, and the elimination of advanced refunding bonds. Reduced corporate taxes led to lower demand for municipals among banks and insurance companies that had previously purchased tax-exempt bonds as a source of quality if after-tax yields were favorable relative to taxable issues. The downturn in demand persisted in 2018, predominantly weighing on bonds with maturities of ten years and above and leading to an increase in the ratio of municipal-to-U.S. Treasury yields.
While waiting for the final approval of the tax-cut measure in late 2017, bond issuers flooded the market with new debt to avoid potential changes that could limit their flexibility and affect investor demand. In the process, issuers accelerated the sale of debt that had been slated to be released in the first quarter of 2018. This development led to record-breaking issuance at the end of 2017, causing yields to spike and leading to a steepening of the yield curve. Once 2018 began, the subsequent reduction of supply failed to spark a rally as strong economic data and expectations for tighter Fed policy led to a further downturn in prices. The Fed continued the process of normalizing short-term interest rates by raising its benchmark fed funds rate four times in the 12-month period. While municipal bonds generally traded sideways from February 2018 to late August 2018, the prospect of the Fed continuing to hike rates into 2019 led to renewed weakness in municipal prices in September 2018 and October 2018. Municipal bonds also faced the dual pressure of mutual fund outflows and a sharp increase in supply through the final two months of the period, causing the benchmark to finish October 2018 near its low for the year.
Contributors and detractors
The Fund’s underweights in three of the market’s strongest performing issuers — New Jersey, Illinois and Chicago — was the largest detractor from performance. All three continued to face fundamental challenges such as unfunded pension systems, but they nonetheless outperformed amid investors’ reach for yield. A position in a Texas A&M student housing project also detracted, as the project was delayed and missed the start of the school year. An overweight in zero coupon bonds was an additional detractor of note. These bonds are very sensitive to interest rate movements, a negative at a time in which rates rose.
On the positive side, the Fund’s slightly short to neutral duration profile added value. (Duration is a measure of interest rate sensitivity.) The broader market experienced six months with negative returns during the course of the 12-month period, with meaningful downturns in four. The Fund outperformed its benchmark in each of those four months, largely as a result of its duration positioning. Our decision to maintain a barbell maturity profile was a further plus. We underweighted the two- to eight-year maturity range, which added value given that six- to eight-year bonds were the worst performing portion of the benchmark. An overweight in pre-refunded bonds with maturities of less than two years contributed to performance due to the relative strength in short-term securities. We also benefited from having an overweight in A and BBB rated bonds, as lower quality issues generally outperformed higher rated securities. At the sector level, an overweight in intermediate- to longer-term, A rated hospital debt was a notable contributor.
4	Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
Fund positioning
Our strategy was consistent during the period. We maintained a barbell maturity profile throughout the year, as we expected the Fed would tighten monetary policy and anticipated that the municipal yield curve would flatten. While the latter expectation was correct to some degree, we thought the curve would flatten more than it did. Demand for short-duration securities kept short-term rates lower than expected, while reduced demand by banks and insurance companies kept long-term rates higher. We maintained the barbell position as of the end of the period, based on our belief that the Fed’s ongoing interest rate increases would lead to a continued flattening of the yield curve with outperformance for the longer end of the intermediate-term range. We also maintained an overweight in lower rated investment-grade holdings, as we didn’t see a near-term catalyst that we believed would cause the relative strength in this market segment to reverse. We are very selective when establishing new positions, buying only those in which we have a high level of conviction and that we believe will be complementary to the existing portfolio.
More broadly speaking, we continued to emphasize bottom-up, issue-by-issue credit research in an effort to deliver a competitive dividend yield for shareholders. As always, we analyzed what effects new purchases have on the portfolio, while seeking to manage capital gains in order to minimize tax consequences.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state, local or alternative minimum taxes. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
May 1, 2018 — October 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,002.50	1,021.42	3.79	3.82	0.75
Advisor Class	1,000.00	1,000.00	1,003.50	1,022.43	2.78	2.80	0.55
Class C	1,000.00	1,000.00	1,000.20	1,018.15	7.06	7.12	1.40
Institutional Class	1,000.00	1,000.00	1,003.50	1,022.43	2.78	2.80	0.55
Institutional 2 Class	1,000.00	1,000.00	1,003.80	1,022.74	2.47	2.50	0.49
Institutional 3 Class	1,000.00	1,000.00	1,004.10	1,022.99	2.22	2.24	0.44
Class T	1,000.00	1,000.00	1,002.30	1,021.17	4.04	4.08	0.80
Class V	1,000.00	1,000.00	1,002.80	1,021.68	3.53	3.57	0.70
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2018

Portfolio of Investments
October 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Floating Rate Notes 0.3%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
New York 0.3%
New York City Water & Sewer System(a),(b)
Revenue Bonds
2nd General Resolution
Series 2016BB (State Street Bank and Trust Co.)
06/15/2049	1.690%	4,100,000	4,100,000
Total Floating Rate Notes (Cost $4,100,000)			4,100,000

Municipal Bonds 98.8%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Arizona 0.2%
La Paz County Industrial Development Authority
Revenue Bonds
Charter School Solutions - Harmony Public
Series 2016
02/15/2036	5.000%	2,800,000	2,912,420
California 20.0%
California Educational Facilities Authority
Revenue Bonds
Chapman University
Series 2015
04/01/2028	5.000%	1,000,000	1,134,600
04/01/2029	5.000%	1,650,000	1,863,790
04/01/2030	5.000%	1,700,000	1,909,644
California Health Facilities Financing Authority
Refunding Revenue Bonds
El Camino Hospital
Series 2015A
02/01/2029	5.000%	1,485,000	1,658,359
Revenue Bonds
El Camino Hospital
Series 2017
02/01/2034	5.000%	1,750,000	1,951,145
Sutter Health Obligation Group
Series 2016A
11/15/2033	5.000%	5,000,000	5,569,600
California School Finance Authority(c)
Refunding Revenue Bonds
Aspire Public Schools
Series 2016
08/01/2036	5.000%	2,085,000	2,186,977
California State Public Works Board
Refunding Revenue Bonds
Various Capital Projects
Series 2012G
11/01/2028	5.000%	5,510,000	6,022,099
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Various Capital Projects
Series 2011A
10/01/2022	5.250%	3,395,000	3,706,763
Series 2012A
04/01/2028	5.000%	10,000,000	10,809,600
Series 2013I
11/01/2028	5.250%	9,225,000	10,340,671
11/01/2029	5.000%	5,000,000	5,531,750
11/01/2031	5.500%	2,930,000	3,300,909
Various Correctional Facilities
Series 2014A
09/01/2031	5.000%	15,350,000	17,049,705
California Statewide Communities Development Authority
Revenue Bonds
Henry Mayo Newhall Memorial
Series 2014A (AGM)
10/01/2034	5.000%	5,000,000	5,372,500
Series 2017
05/15/2033	5.000%	1,350,000	1,496,192
05/15/2034	5.000%	1,000,000	1,105,190
05/15/2035	5.000%	2,200,000	2,422,904
City of Tulare Sewer
Refunding Revenue Bonds
Series 2015 (AGM)
11/15/2030	5.000%	1,910,000	2,158,415
11/15/2031	5.000%	1,000,000	1,125,330
11/15/2032	5.000%	1,610,000	1,805,277
City of Upland
Refunding Certificate of Participation
San Antonio Regional Hospital
Series 2017
01/01/2035	4.000%	1,000,000	987,060
City of Vernon Electric System
Unrefunded Revenue Bonds
Series 2009A
08/01/2021	5.125%	3,845,000	3,923,976
Del Mar Race Track Authority
Refunding Revenue Bonds
Series 2015
10/01/2035	5.000%	1,665,000	1,771,876
Foothill-Eastern Transportation Corridor Agency
Subordinated Refunding Revenue Bonds
Series 2014B-3
01/15/2053	5.500%	9,000,000	9,942,120
Golden State Tobacco Securitization Corp.
Asset-Backed Refunding Revenue Bonds
Series 2015A
06/01/2033	5.000%	5,250,000	5,786,970
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
October 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Refunding Revenue Bonds
Series 2017A-1
06/01/2024	5.000%	5,000,000	5,464,500
Hartnell Community College District(d)
Unlimited General Obligation Refunding Bonds
Capital Appreciation Serial Bonds
Series 2015A
08/01/2035	0.000%	2,650,000	1,356,376
La Quinta Redevelopment Agency Successor Agency
Refunding Tax Allocation Bonds
Redevelopment Project
Subordinated Series 2013A
09/01/2029	5.000%	5,000,000	5,529,300
Los Angeles County Sanitation Districts Financing Authority
Subordinated Refunding Revenue Bonds
Capital Projects - District #14
Series 2015
10/01/2033	5.000%	4,000,000	4,520,040
Manteca Unified School District(d)
Unlimited General Obligation Bonds
Capital Appreciation-Election of 2004
Series 2006 (NPFGC)
08/01/2024	0.000%	5,000,000	4,302,800
Monrovia Unified School District
Unlimited General Obligation Refunding Bonds
Series 2005 (NPFGC)
08/01/2021	5.250%	5,600,000	5,998,720
Oakland Unified School District/Alameda County
Prerefunded 08/01/19 Unlimited General Obligation Bonds
Election of 2006
Series 2009A
08/01/2029	6.125%	14,500,000	14,978,355
Pico Rivera Water Authority
Revenue Bonds
Water System Project
Series 1999A (NPFGC)
05/01/2029	5.500%	3,000,000	3,385,530
Rancho Santiago Community College District(d)
Unlimited General Obligation Bonds
Capital Appreciation-Election of 2002
Series 2006C (AGM)
09/01/2031	0.000%	28,000,000	17,626,000
San Francisco City & County Airports Commission - San Francisco International Airport
Revenue Bonds
Series 2010A
05/01/2029	4.900%	4,800,000	4,936,272
San Joaquin Hills Transportation Corridor Agency(d)
Revenue Bonds
Senior Lien
Series 1993 Escrowed to Maturity
01/01/2025	0.000%	22,405,000	19,258,890
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
San Jose Financing Authority
Refunding Revenue Bonds
Civic Center Project
Series 2013A
06/01/2029	5.000%	12,000,000	13,246,800
Southern California Public Power Authority
Revenue Bonds
Project No. 1
Series 2007A
11/01/2022	5.250%	2,500,000	2,736,050
Windy Point/Windy Flats Project
Series 2010-1
07/01/2028	5.000%	10,000,000	10,471,500
07/01/2030	5.000%	15,875,000	16,612,870
State of California
Unlimited General Obligation Bonds
Series 2015
03/01/2033	5.000%	5,000,000	5,554,200
Various Purpose
Series 2009
10/01/2022	5.250%	25,000,000	25,775,500
Series 2010
03/01/2025	5.000%	1,000,000	1,041,190
Series 2011
09/01/2031	5.000%	10,000,000	10,752,600
Tustin Community Facilities District
Refunding Special Tax Bonds
Legacy Villages of Columbus #06-1
Series 2015
09/01/2031	5.000%	1,000,000	1,107,670
09/01/2033	5.000%	1,250,000	1,375,738
West Contra Costa Unified School District(d)
Unlimited General Obligation Bonds
Series 2005 (NPFGC)
08/01/2020	0.000%	7,285,000	7,011,740
Total			293,976,063
Colorado 3.2%
Board of Governors of Colorado State University System
Refunding Revenue Bonds
Series 2013A
03/01/2031	5.000%	4,560,000	5,319,742
City & County of Denver Airport System
Revenue Bonds
Series 2012B
11/15/2032	5.000%	10,000,000	10,810,200
Colorado Health Facilities Authority
Refunding Revenue Bonds
Covenant Retirement Communities
Series 2012A
12/01/2027	5.000%	4,000,000	4,270,120

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
October 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Series 2015
12/01/2026	5.000%	1,860,000	2,013,580
12/01/2028	5.000%	1,000,000	1,072,870
12/01/2030	5.000%	1,400,000	1,487,738
Evangelical Lutheran Good Samaritan Society
Series 2017
06/01/2030	5.000%	2,000,000	2,188,060
Park Creek Metropolitan District
Refunding Tax Allocation Bonds
Limited Property Tax
Series 2015
12/01/2032	5.000%	1,500,000	1,640,970
Regional Transportation District
Certificate of Participation
Series 2015
06/01/2027	5.000%	2,925,000	3,297,967
Prerefunded 06/01/20 Certificate of Participation
Series 2010A
06/01/2025	5.000%	9,135,000	9,532,921
Unrefunded Certificate of Participation
Series 2010A
06/01/2025	5.000%	865,000	898,977
University of Colorado Hospital Authority
Revenue Bonds
Series 2012A
11/15/2027	5.000%	3,750,000	4,098,712
Total			46,631,857
Connecticut 0.5%
Connecticut State Development Authority
Refunding Revenue Bonds
Connecticut Light & Power Co. Project
Series 2011
09/01/2028	4.375%	1,615,000	1,687,287
Connecticut State Health & Educational Facility Authority
Revenue Bonds
Trinity College
Series 1998F (NPFGC)
07/01/2021	5.500%	540,000	569,182
Harbor Point Infrastructure Improvement District
Prerefunded 04/01/20 Tax Allocation Bonds
Harbor Point Project
Series 2010A
04/01/2022	7.000%	4,272,000	4,513,966
Total			6,770,435
District of Columbia 2.3%
District of Columbia
Refunding Revenue Bonds
Children’s Hospital
Series 2015
07/15/2030	5.000%	3,000,000	3,316,320
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Friendship Public Charter School
Series 2016
06/01/2036	5.000%	3,000,000	3,172,290
Metropolitan Washington Airports Authority Dulles Toll Road(d)
Revenue Bonds
Capital Appreciation-2nd Senior Lien
Series 2009B (AGM)
10/01/2024	0.000%	20,980,000	17,127,652
10/01/2025	0.000%	7,500,000	5,860,425
10/01/2026	0.000%	5,000,000	3,735,000
Total			33,211,687
Florida 7.3%
Central Florida Expressway Authority
Refunding Revenue Bonds
Series 2016A
07/01/2031	4.000%	12,000,000	12,440,760
City of Lakeland
Refunding Revenue Bonds
1st Mortgage-Carpenters Home Estates
Series 2008
01/01/2019	5.875%	685,000	688,692
County of Miami-Dade Aviation
Prerefunded 10/01/20 Revenue Bonds
Miami International
Series 2010
10/01/2025	5.500%	1,450,000	1,540,292
Refunding Revenue Bonds
Series 2014B
10/01/2032	5.000%	6,620,000	7,257,241
Unrefunded Revenue Bonds
Miami International
Series 2010
10/01/2025	5.500%	4,550,000	4,804,299
County of Miami-Dade Rickenbacker Causeway
Revenue Bonds
Series 2014
10/01/2033	5.000%	1,215,000	1,324,435
County of Miami-Dade Water & Sewer System
Refunding Revenue Bonds
Series 2017B
10/01/2035	4.000%	2,500,000	2,554,525
System
Series 2008B (AGM)
10/01/2021	5.250%	20,000,000	21,718,000
Florida Development Finance Corp.(c)
Revenue Bonds
Miami Arts Charter School Project
Series 2014A
06/15/2034	5.875%	1,665,000	1,537,611

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
October 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Florida Municipal Power Agency
Refunding Revenue Bonds
Series 2016A
10/01/2030	5.000%	2,750,000	3,107,940
Hillsborough County Aviation Authority
Revenue Bonds
Tampa International Airport
Subordinated Series 2015B
10/01/2031	5.000%	1,600,000	1,745,904
10/01/2032	5.000%	2,300,000	2,504,585
Lee County School Board (The)
Refunding Certificate of Participation
Series 2014A
08/01/2028	5.000%	2,000,000	2,229,760
Mid-Bay Bridge Authority
Refunding Revenue Bonds
Series 2015A
10/01/2030	5.000%	2,150,000	2,346,467
Orange County School Board
Prerefunded 08/01/22 Certificate of Participation
Series 2012B
08/01/2026	5.000%	6,500,000	7,141,160
Refunding Certificate of Participation
Series 2016C
08/01/2033	5.000%	8,500,000	9,511,160
Palm Beach County Health Facilities Authority
Revenue Bonds
Lifespace Communities, Inc.
Series 2018
05/15/2036	5.000%	1,550,000	1,604,405
05/15/2037	5.000%	1,500,000	1,549,425
Pasco County School Board
Refunding Certificate of Participation
Series 2015A
08/01/2026	5.000%	4,620,000	5,219,537
08/01/2027	5.000%	2,500,000	2,816,250
School Board of Miami-Dade County (The)
Refunding Certificate of Participation
Series 2015A
05/01/2030	5.000%	2,500,000	2,760,550
School District of Broward County
Prerefunded 07/01/22 Certificate of Participation
Series 2012A
07/01/2025	5.000%	3,830,000	4,187,033
Unrefunded Certificate of Participation
Series 2012A
07/01/2025	5.000%	1,450,000	1,566,594
Southeast Overtown Park West Community Redevelopment Agency(c)
Tax Allocation Bonds
Series 2014A-1
03/01/2030	5.000%	2,925,000	3,140,953
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Sterling Hill Community Development District(e)
Special Assessment Bonds
Series 2003B
11/01/2010	5.500%	137,787	88,184
Volusia County Educational Facility Authority
Revenue Bonds
Series 2015B
10/15/2030	5.000%	1,510,000	1,673,805
Total			107,059,567
Georgia 1.6%
City of Atlanta Department of Aviation
Subordinated Refunding Revenue Bonds
General Lien
Series 2014
01/01/2032	5.000%	2,000,000	2,206,060
City of Atlanta Water & Wastewater
Refunding Revenue Bonds
Series 2015
11/01/2030	5.000%	2,500,000	2,799,425
DeKalb County Hospital Authority
Prerefunded 09/01/20 Revenue Bonds
DeKalb Medical Center, Inc. Project
Series 2010
09/01/2030	6.000%	5,000,000	5,337,950
Fulton County Development Authority
Refunding Revenue Bonds
Spelman College
Series 2015
06/01/2032	5.000%	3,630,000	4,042,186
Gainesville & Hall County Development Authority
Refunding Revenue Bonds
Riverside Military Academy
Series 2017
03/01/2037	5.000%	2,000,000	2,058,900
Georgia State Road & Tollway Authority(c),(d)
Revenue Bonds
I-75 S Express Lanes Project
Series 2014
06/01/2024	0.000%	625,000	448,950
06/01/2034	0.000%	3,750,000	1,309,125
State of Georgia
Unlimited General Obligation Bonds
Series 2012A
07/01/2031	4.000%	5,000,000	5,202,100
Total			23,404,696

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
October 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Idaho 0.2%
Idaho Health Facilities Authority
Revenue Bonds
Terraces of Boise Project
Series 2014A
10/01/2024	7.000%	2,980,000	3,243,581
Illinois 10.5%
Chicago Midway International Airport
Refunding Revenue Bonds
2nd Lien
Series 2014B
01/01/2029	5.000%	6,150,000	6,672,811
Chicago O’Hare International Airport
General Obligation Refunding Bonds
Senior Lien
Series 2016B
01/01/2033	5.000%	2,000,000	2,180,600
Refunding Revenue Bonds
General Senior Lien
Series 2013B
01/01/2028	5.250%	11,180,000	12,244,448
Passenger Facility Charge
Series 2012A
01/01/2028	5.000%	2,590,000	2,762,080
01/01/2029	5.000%	2,500,000	2,662,200
01/01/2030	5.000%	3,000,000	3,189,960
Chicago Park District
Unlimited General Obligation Refunding Bonds
Limited Tax
Series 2014B
01/01/2029	5.000%	2,500,000	2,690,325
Chicago Transit Authority
Revenue Bonds
Series 2011
12/01/2029	5.250%	7,485,000	7,940,537
12/01/2030	5.250%	1,925,000	2,039,845
City of Chicago
Unlimited General Obligation Bonds
Series 2002B
01/01/2027	5.125%	3,155,000	3,334,677
Series 2015A
01/01/2023	5.000%	5,000,000	5,268,200
Unlimited General Obligation Refunding Bonds
Project
Series 2014A
01/01/2030	5.250%	3,000,000	3,147,540
01/01/2032	5.250%	3,845,000	4,010,489
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Chicago Wastewater Transmission
Refunding Revenue Bonds
Second Lien
Series 2017B
01/01/2033	5.000%	7,085,000	7,568,835
City of Chicago Waterworks
Refunding Revenue Bonds
2nd Lien
Series 2016
11/01/2027	5.000%	1,250,000	1,389,938
Illinois Finance Authority
Refunding Revenue Bonds
Rush University Medical Center
Series 2015A
11/15/2032	5.000%	10,000,000	10,893,800
Illinois Municipal Electric Agency
Refunding Revenue Bonds
Series 2015A
02/01/2030	5.000%	12,060,000	13,359,706
Illinois State Toll Highway Authority
Revenue Bonds
Series 2014C
01/01/2032	5.000%	9,600,000	10,615,872
Unrefunded Revenue Bonds
Series 2016A
12/01/2031	4.000%	12,000,000	12,364,680
Kane Cook & DuPage Counties School District No. U-46 Elgin
Unlimited General Obligation Refunding Bonds
Series 2015D
01/01/2032	5.000%	1,800,000	1,966,464
01/01/2033	5.000%	2,000,000	2,179,960
Railsplitter Tobacco Settlement Authority
Revenue Bonds
Series 2010
06/01/2019	5.000%	5,000,000	5,075,300
06/01/2021	5.250%	12,000,000	12,794,640
Series 2017
06/01/2027	5.000%	2,185,000	2,438,482
State of Illinois
Unlimited General Obligation Bonds
Series 2013
07/01/2026	5.500%	10,100,000	10,782,457
Series 2014
02/01/2031	5.250%	5,000,000	5,177,900
Total			154,751,746
Indiana 0.7%
City of Indianapolis Thermal Energy System
Refunding Revenue Bonds
1st Lien
Series 2014A
10/01/2032	5.000%	1,400,000	1,536,346

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
October 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Indiana Finance Authority
Revenue Bonds
1st Lien-CWA Authority, Inc.
Series 2011A
10/01/2025	5.250%	1,750,000	1,896,213
2nd Lien-CWA Authority, Inc.
Series 2011B
10/01/2023	5.250%	7,035,000	7,602,091
Total			11,034,650
Kentucky 0.3%
Kentucky Municipal Power Agency
Refunding Revenue Bonds
Series 2015A
09/01/2029	5.000%	4,000,000	4,441,040
Louisiana 0.9%
New Orleans Aviation Board
Refunding Revenue Bonds
Consolidated Rental Car Project
Series 2018 AGM
01/01/2035	5.000%	2,000,000	2,180,920
01/01/2036	5.000%	1,250,000	1,360,050
Parish of St. Charles
Revenue Bonds
Valero Energy Corp.
Series 2010
12/01/2040	4.000%	9,320,000	9,704,823
Total			13,245,793
Maryland 1.0%
County of Howard
Refunding Revenue Bonds
Columbia Vantage House Corp.
Series 2017
04/01/2036	5.000%	1,000,000	1,009,530
Maryland Health & Higher Educational Facilities Authority
Refunding Revenue Bonds
Meritus Medical Center Issue
Series 2015
07/01/2028	5.000%	1,300,000	1,421,420
State of Maryland
Unlimited General Obligation Refunding Bonds
Series 2017B
08/01/2026	5.000%	10,000,000	11,658,600
Total			14,089,550
Massachusetts 3.3%
Commonwealth of Massachusetts
Limited General Obligation Bonds
Series 2018A
01/01/2035	5.000%	10,000,000	11,283,900
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts Bay Transportation Authority(d)
Refunding Revenue Bonds
Series 2016A
07/01/2029	0.000%	10,000,000	6,764,100
Massachusetts Bay Transportation Authority
Unrefunded Revenue Bonds
General Transportation
Series 1991 (NPFGC)
03/01/2021	7.000%	2,210,000	2,341,340
Massachusetts Clean Water Trust (The)
Revenue Bonds
MWRA Program
Subordinated Series 1999A
08/01/2019	6.000%	2,500,000	2,575,225
Massachusetts Development Finance Agency
Refunding Revenue Bonds
Emerson College
Series 2017A
01/01/2034	5.000%	1,000,000	1,079,220
Lahey Clinic Obligation
Series 2015F
08/15/2031	5.000%	2,490,000	2,715,320
08/15/2032	5.000%	4,120,000	4,474,650
08/15/2033	5.000%	4,845,000	5,240,837
Revenue Bonds
UMass Boston Student Housing Project
Series 2016
10/01/2032	5.000%	1,300,000	1,381,055
UMASS Boston Student Housing Project
Series 2016
10/01/2036	5.000%	4,600,000	4,823,330
Massachusetts Development Finance Agency(c)
Refunding Revenue Bonds
Newbridge Charles, Inc.
Series 2017
10/01/2032	4.000%	2,000,000	1,895,360
Massachusetts Development Finance Agency(c),(f)
Revenue Bonds
Linden Ponds, Inc. Facility
Series 2018
11/15/2033	5.000%	975,000	990,337
Massachusetts Health & Educational Facilities Authority
Revenue Bonds
Boston College
Series 2008M-1
06/01/2024	5.500%	2,670,000	3,102,860
Total			48,667,534

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
October 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Michigan 2.0%
City of Detroit Sewage Disposal System
Refunding Revenue Bonds
Senior Lien
Series 2012A
07/01/2026	5.250%	2,000,000	2,157,120
07/01/2027	5.250%	1,500,000	1,615,680
Michigan Finance Authority
Refunding Revenue Bonds
McLaren Health Care Corp.
Series 2015
05/15/2029	5.000%	1,800,000	1,997,550
Senior Lien - Great Lakes Water Authority
Series 2014C-6
07/01/2033	5.000%	800,000	859,856
Series 2014H-1
10/01/2026	5.000%	3,300,000	3,632,574
Trinity Health Credit
Series 2017
12/01/2031	5.000%	2,500,000	2,807,325
Revenue Bonds
Local Government Loan Program - Great Lakes Water Authority
Series 2015
07/01/2033	5.000%	5,000,000	5,405,050
Senior Lien - Great Lakes Water Authority
Series 2014C-3 (AGM)
07/01/2032	5.000%	1,000,000	1,089,820
Royal Oak Hospital Finance Authority
Refunding Revenue Bonds
William Beaumont Hospital
Series 2014D
09/01/2032	5.000%	4,075,000	4,404,708
State of Michigan Trunk Line
Revenue Bonds
Series 2011
11/15/2028	5.000%	1,000,000	1,076,290
11/15/2029	5.000%	1,205,000	1,295,833
Wayne County Airport Authority(f)
Revenue Bonds
Detroit Metro
Series 2018
12/01/2036	5.000%	3,205,000	3,546,236
Total			29,888,042
Minnesota 1.1%
City of Maple Grove
Refunding Revenue Bonds
Maple Grove Hospital Corp.
Series 2017
05/01/2029	5.000%	2,720,000	3,036,717
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of St. Cloud
Refunding Revenue Bonds
Centracare Health
Series 2016A
05/01/2027	5.000%	1,785,000	2,034,668
County of Rice(c)
Revenue Bonds
Shattuck-St. Mary’s School
Series 2015A
08/01/2022	5.000%	740,000	772,020
Dakota County Community Development Agency
Revenue Bonds
Sanctuary at West St. Paul Project
Series 2015
08/01/2030	5.750%	1,075,000	1,033,204
Housing & Redevelopment Authority of The City of St. Paul
Refunding Revenue Bonds
Fairview Health Services
Series 2017
11/15/2029	5.000%	1,050,000	1,193,745
HealthPartners Obligation Group
Series 2015
07/01/2028	5.000%	6,400,000	7,163,584
Woodbury Housing & Redevelopment Authority
Revenue Bonds
St. Therese of Woodbury
Series 2014
12/01/2034	5.000%	1,000,000	1,022,030
Total			16,255,968
Mississippi 0.3%
State of Mississippi
Revenue Bonds
Series 2015E
10/15/2029	5.000%	3,500,000	3,869,215
Missouri 1.4%
Health & Educational Facilities Authority of the State of Missouri
Refunding Revenue Bonds
CoxHealth
Series 2015A
11/15/2028	5.000%	6,210,000	6,896,764
Revenue Bonds
Lutheran Senior Services
Series 2014
02/01/2026	5.000%	1,300,000	1,399,125
02/01/2029	5.000%	5,975,000	6,356,683
Kirkwood Industrial Development Authority
Refunding Revenue Bonds
Aberdeen Heights Project
Series 2017
05/15/2037	5.250%	2,695,000	2,807,813

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2018	13

Portfolio of Investments  (continued)
October 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Missouri Joint Municipal Electric Utility Commission
Refunding Revenue Bonds
Prairie State Project
Series 2015A
12/01/2029	5.000%	2,000,000	2,227,100
Poplar Bluff Regional Transportation Development District
Revenue Bonds
Series 2012
12/01/2026	3.250%	200,000	199,292
St. Louis County Industrial Development Authority
Refunding Revenue Bonds
St. Andrew’s Resources for Seniors Obligated Group
Series 2015
12/01/2025	5.000%	1,440,000	1,508,313
Total			21,395,090
Nebraska 0.9%
Public Power Generation Agency
Refunding Revenue Bonds
Whelan Energy Center Unit
Series 2015
01/01/2027	5.000%	11,865,000	13,197,914
Nevada 2.5%
Carson City
Refunding Revenue Bonds
Carson Tahoe Regional Medical Center
Series 2012
09/01/2027	5.000%	3,250,000	3,461,607
City of Carson City
Refunding Revenue Bonds
Carson Tahoe Regional Medical Center
Series 2017
09/01/2031	5.000%	1,000,000	1,088,470
09/01/2033	5.000%	1,000,000	1,079,910
City of Sparks(c)
Tax Anticipation Revenue Bonds
Sales
Series 2008A
06/15/2020	6.500%	1,900,000	1,901,786
Clark County School District
Limited General Obligation Bonds
Series 2015D
06/15/2030	4.000%	9,360,000	9,569,383
County of Clark
Limited General Obligation Refunding Bonds
Transportation
Series 2009A
12/01/2028	5.000%	10,740,000	11,055,649
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
County of Clark Department of Aviation
Subordinated Revenue Bonds
System Lien
Series 2009C (AGM)
07/01/2025	5.000%	8,190,000	8,348,804
State of Nevada Department of Business & Industry(c)
Revenue Bonds
Somerset Academy
Series 2018A
12/15/2029	4.500%	750,000	744,135
Total			37,249,744
New Hampshire 0.6%
New Hampshire Health & Education Facilities Authority Act
Prerefunded 07/01/19 Revenue Bonds
University System
Series 2009A
07/01/2023	5.000%	8,370,000	8,540,748
New Jersey 2.8%
Essex County Improvement Authority
Refunding Revenue Bonds
County Guaranteed Project Consolidation
Series 2004 (NPFGC)
10/01/2026	5.500%	750,000	891,660
Hudson County Improvement Authority
Refunding Revenue Bonds
Hudson County Lease Project
Series 2010 (AGM)
10/01/2024	5.375%	2,000,000	2,264,860
Manalapan-Englishtown Regional Board of Education
Unlimited General Obligation Refunding Bonds
Series 2004 (NPFGC)
12/01/2020	5.750%	1,325,000	1,412,026
New Jersey Economic Development Authority
Prerefunded 06/01/20 Revenue Bonds
MSU Student Housing Project-Provident
Series 2010
06/01/2021	5.000%	1,000,000	1,045,150
Refunding Revenue Bonds
New Jersey American Water Co.
Series 2010A
06/01/2023	4.450%	1,000,000	1,029,550
New Jersey Economic Development Authority(d)
Revenue Bonds
Capital Appreciation-Motor Vehicle Surcharges
Series 2004 (NPFGC)
07/01/2021	0.000%	1,255,000	1,158,076
New Jersey Transportation Trust Fund Authority
Refunding Revenue Bonds
Transportation System
Series 2018-A
12/15/2034	5.000%	1,500,000	1,587,885

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
October 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Transportation System
Series 2006A
12/15/2020	5.250%	1,000,000	1,053,000
Series 2006A (AGM)
12/15/2021	5.500%	4,700,000	5,093,954
12/15/2022	5.250%	4,000,000	4,381,920
New Jersey Turnpike Authority
Refunding Revenue Bonds
Series 2017B
01/01/2029	5.000%	5,880,000	6,780,228
Series 2017E
01/01/2029	5.000%	1,500,000	1,729,650
Series 2017G
01/01/2035	5.000%	8,500,000	9,498,835
Robbinsville Board of Education
Unlimited General Obligation Refunding Bonds
Series 2005 (AGM)
01/01/2028	5.250%	500,000	595,715
Tobacco Settlement Financing Corp.
Refunding Revenue Bonds
Series 2018A
06/01/2034	5.000%	2,000,000	2,167,760
Total			40,690,269
New Mexico 0.2%
County of Bernalillo
Refunding Revenue Bonds
Series 1998
04/01/2027	5.250%	3,000,000	3,427,680
New York 7.5%
Buffalo & Erie County Industrial Land Development Corp.
Revenue Bonds
Catholic Health System
Series 2015
07/01/2025	5.000%	1,000,000	1,124,450
County of Nassau
Prerefunded 04/01/24 Limited General Obligation Bonds
Series 2014A
04/01/2027	5.000%	12,025,000	13,681,804
Hudson Yards Infrastructure Corp.
Refunding Revenue Bonds
Series 2017A
02/15/2034	5.000%	5,000,000	5,569,400
Long Island Power Authority
Refunding Revenue Bonds
Series 2016B
09/01/2030	5.000%	1,535,000	1,724,972
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Series 2012B
09/01/2026	5.000%	5,000,000	5,427,050
New York City Transitional Finance Authority
Unrefunded Revenue Bonds
Future Tax Secured
Series 2009
05/01/2027	5.000%	7,355,000	7,460,324
New York State Dormitory Authority
Prerefunded 05/01/19 Revenue Bonds
North Shore-Long Island Jewish Obligation Group
Series 2009A
05/01/2030	5.250%	4,750,000	4,831,463
Prerefunded 07/01/19 Revenue Bonds
Mount Sinai School of Medicine
Series 2009
07/01/2026	5.500%	14,635,000	14,979,508
07/01/2027	5.500%	10,675,000	10,926,289
Refunding Revenue Bonds
Consolidated Service Contract
Series 2009A
07/01/2024	5.000%	3,500,000	3,567,865
Memorial Sloan-Kettering Cancer Center
Series 2017
07/01/2035	4.000%	1,500,000	1,548,780
North Shore - Long Island Jewish Obligation Group
Series 2015A
05/01/2031	5.000%	9,830,000	10,788,032
Revenue Bonds
St. John’s University
Series 2007C (NPFGC)
07/01/2023	5.250%	3,245,000	3,630,895
State University Educational Facilities
3rd General Series 2005A (NPFGC)
05/15/2022	5.500%	6,730,000	7,440,419
Upstate Community-State Supported
Series 2005B (NPFGC)
07/01/2021	5.500%	6,345,000	6,890,543
New York State Thruway Authority
Revenue Bonds
General
Series 2012I
01/01/2024	5.000%	8,500,000	9,139,625
Port Authority of New York & New Jersey
Revenue Bonds
Consolidated 154th
Series 2009
09/01/2026	4.750%	1,000,000	1,008,810
Total			109,740,229

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2018	15

Portfolio of Investments  (continued)
October 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
North Carolina 3.0%
North Carolina Capital Facilities Finance Agency
Refunding Revenue Bonds
The Arc of North Carolina
Series 2017
10/01/2034	5.000%	2,325,000	2,547,107
North Carolina Eastern Municipal Power Agency
Prerefunded 01/01/19 Revenue Bonds
Series 2009B
01/01/2026	5.000%	21,105,000	21,214,746
North Carolina Medical Care Commission
Refunding Revenue Bonds
Presbyterian Homes
Series 2016C
10/01/2031	4.000%	1,000,000	1,030,790
United Methodist Retirement
Series 2017
10/01/2037	5.000%	1,100,000	1,151,150
North Carolina Municipal Power Agency No. 1
Refunding Revenue Bonds
Series 2015A
01/01/2031	5.000%	2,000,000	2,226,060
State of North Carolina
Refunding Revenue Bonds
Series 2014B
06/01/2025	5.000%	10,000,000	11,495,000
University of North Carolina at Greensboro
Refunding Revenue Bonds
General
Series 2017
04/01/2035	4.000%	1,200,000	1,229,328
04/01/2036	4.000%	1,000,000	1,019,650
University of North Carolina At Wilmington
Refunding Revenue Bonds
Student Housing Projects
Series 2016
06/01/2031	4.000%	2,040,000	2,125,293
Total			44,039,124
Ohio 1.7%
American Municipal Power, Inc.
Prerefunded 02/15/22 Revenue Bonds
AMP Fremont Energy Center Project
Series 2012
02/15/2024	5.000%	2,000,000	2,170,560
Refunding Revenue Bonds
Series 2015A
02/15/2032	5.250%	12,000,000	12,955,560
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Columbus City School District
Unlimited General Obligation Refunding Bonds
School Facilities Construction & Improvement
Series 2016
12/01/2031	5.000%	3,000,000	3,388,860
Ohio Turnpike & Infrastructure Commission
Refunding Revenue Bonds
Series 1998A (NPFGC)
02/15/2021	5.500%	2,000,000	2,147,680
State of Ohio
Refunding Revenue Bonds
Cleveland Clinic Health System
Series 2011
01/01/2025	5.000%	3,750,000	3,960,787
Total			24,623,447
Oklahoma 0.1%
Norman Regional Hospital Authority
Refunding Revenue Bonds
Series 2016
09/01/2027	5.000%	2,000,000	2,229,920
Oregon 0.3%
Hospital Facilities Authority of Multnomah County
Refunding Revenue Bonds
Mirabella at South Waterfront
Series 2014A
10/01/2034	5.125%	1,000,000	1,032,620
Multnomah & Clackamas Counties School District No. 10JT Gresham-Barlow(d)
Unlimited General Obligation Bonds
Series 2017A
06/15/2033	0.000%	7,160,000	3,998,860
Total			5,031,480
Pennsylvania 3.8%
Commonwealth Financing Authority
Revenue Bonds
Tobacco Master Settlement Payment
Series 2018
06/01/2029	5.000%	1,500,000	1,681,770
Cumberland County Municipal Authority
Refunding Revenue Bonds
Diakon Lutheran Ministries
Series 2015
01/01/2027	5.000%	2,500,000	2,716,300
01/01/2028	5.000%	3,840,000	4,150,042
Delaware River Joint Toll Bridge Commission
Revenue Bonds
Series 2017
07/01/2033	5.000%	2,250,000	2,545,155

The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
October 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Delaware River Port Authority
Refunding Revenue Bonds
Port District Project
Series 2012
01/01/2027	5.000%	1,835,000	1,966,423
Elizabeth Forward School District(d)
Unlimited General Obligation Bonds
Capital Appreciation
Series 1994B Escrowed to Maturity (NPFGC)
09/01/2021	0.000%	2,210,000	2,064,538
Lancaster County Solid Waste Management Authority
Revenue Bonds
Series 2013A
12/15/2029	5.250%	3,100,000	3,379,434
Northampton County General Purpose Authority
Refunding Revenue Bonds
St. Luke’s University Health Network
Series 2016
08/15/2026	5.000%	3,770,000	4,261,985
Pennsylvania Turnpike Commission
Prerefunded 12/01/20 Revenue Bonds
Subordinated Series 2011A
12/01/2031	5.625%	1,815,000	1,941,850
Prerefunded 12/01/20 Revenue Bonds
Series 2011A
12/01/2031	5.625%	1,460,000	1,562,039
Subordinated Series 2011A
12/01/2031	5.625%	4,875,000	5,215,714
Revenue Bonds
Series 2018A-2
12/01/2036	5.000%	2,500,000	2,771,325
Pennsylvania Turnpike Commission(g)
Prerefunded 12/01/20 Revenue Bonds
Capital Appreciation
Subordinated Series 2010B-2
12/01/2024	5.350%	20,000,000	21,286,600
Total			55,543,175
Rhode Island 0.4%
Rhode Island Commerce Corp.
Prerefunded 06/15/19 Revenue Bonds
Grant Anticipation-Department of Transportation
Series 2009A (AGM)
06/15/2021	5.250%	2,000,000	2,041,400
Rhode Island Depositors Economic Protection Corp.
Revenue Bonds
Series 1993A Escrowed to Maturity (AGM)
08/01/2021	5.750%	2,165,000	2,365,089
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Rhode Island Health & Educational Building Corp.
Prerefunded 05/15/19 Revenue Bonds
Hospital Financing-Lifespan Obligation
Series 2009A (AGM)
05/15/2030	6.250%	500,000	511,540
Rhode Island Turnpike & Bridge Authority
Refunding Revenue Bonds
Series 2016A
10/01/2033	5.000%	1,300,000	1,429,896
Total			6,347,925
South Carolina 2.2%
Beaufort-Jasper Water & Sewer Authority
Refunding Revenue Bonds
Series 2016B
03/01/2025	5.000%	1,000,000	1,142,990
County of Florence
Refunding Revenue Bonds
McLeod Regional Medical Center Project
Series 2014
11/01/2031	5.000%	3,250,000	3,563,203
11/01/2032	5.000%	5,000,000	5,470,450
County of Greenwood
Refunding Revenue Bonds
Self Regional Healthcare
Series 2012B
10/01/2031	5.000%	5,000,000	5,338,850
South Carolina Jobs-Economic Development Authority
Revenue Bonds
Lutheran Homes of South Carolina Obligation Group
Series 2013
05/01/2028	5.000%	3,500,000	3,606,435
York Preparatory Academy Project
Series 2014A
11/01/2033	7.000%	590,000	614,538
South Carolina Jobs-Economic Development Authority(c)
Revenue Bonds
Series 2015A
08/15/2025	4.500%	410,000	410,287
South Carolina Public Service Authority
Refunding Revenue Bonds
Series 2015A
12/01/2026	5.000%	7,000,000	7,689,850
Series 2016A
12/01/2030	5.000%	4,000,000	4,335,400
Total			32,172,003

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2018	17

Portfolio of Investments  (continued)
October 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
South Dakota 0.4%
South Dakota Health & Educational Facilities Authority
Refunding Revenue Bonds
Sanford Obligated Group
Series 2015
11/01/2026	5.000%	1,000,000	1,127,410
Revenue Bonds
Regional Health
Series 2017
09/01/2029	5.000%	1,700,000	1,919,742
09/01/2030	5.000%	2,250,000	2,528,010
Total			5,575,162
Tennessee 0.1%
Chattanooga Health Educational & Housing Facility Board
Refunding Revenue Bonds
Student Housing - CDFI Phase I
Series 2015
10/01/2029	5.000%	1,000,000	1,082,440
Texas 11.5%
Austin Convention Enterprises, Inc.
Refunding Revenue Bonds
Convention Center 1st Tier
Series 2017
01/01/2028	5.000%	1,850,000	2,062,176
Central Texas Regional Mobility Authority
Prerefunded 01/01/21 Revenue Bonds
Senior Lien
Series 2011
01/01/2031	5.750%	15,230,000	16,325,798
Revenue Bonds
Senior Lien
Series 2010
01/01/2020	5.750%	1,250,000	1,298,025
Series 2010 Escrowed to Maturity
01/01/2019	5.750%	565,000	568,548
Series 2015A
01/01/2030	5.000%	1,550,000	1,709,325
Central Texas Turnpike System
Subordinated Refunding Revenue Bonds
Series 2015C
08/15/2031	5.000%	7,500,000	8,039,625
08/15/2032	5.000%	6,000,000	6,412,260
08/15/2034	5.000%	10,240,000	10,888,704
City of Austin Airport System
Revenue Bonds
Series 2017A
11/15/2035	5.000%	1,000,000	1,101,330
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Houston
Refunding Revenue Bonds
Convention & Entertainment
Series 2015
09/01/2027	5.000%	1,215,000	1,338,578
09/01/2029	5.000%	1,500,000	1,645,860
Convention & Entertainment Facilities
Series 2014
09/01/2030	5.000%	1,000,000	1,095,010
City of Houston Airport System
Refunding Revenue Bonds
Subordinated Series 2018D
07/01/2035	5.000%	2,500,000	2,802,925
Subordinated Refunding Revenue Bonds
Lien
Series 2012B
07/01/2028	5.000%	7,000,000	7,560,350
City of Houston Combined Utility System
Refunding Revenue Bonds
First Lien
Series 2016B
11/15/2034	5.000%	10,000,000	11,153,900
Clifton Higher Education Finance Corp.
Revenue Bonds
International Leadership
Series 2015
08/15/2035	5.500%	11,500,000	11,570,035
Dallas/Fort Worth International Airport
Refunding Revenue Bonds
Series 2012B
11/01/2028	5.000%	21,380,000	22,363,908
Duncanville Independent School District(d)
Unlimited General Obligation Refunding Bonds
Capital Appreciation
Series 2005 (Permanent School Fund Guarantee)
02/15/2022	0.000%	2,000,000	1,845,600
Harris County-Houston Sports Authority
Refunding Revenue Bonds
2nd Lien
Series 2014C
11/15/2032	5.000%	500,000	539,920
Houston Higher Education Finance Corp.
Prerefunded 05/15/21 Revenue Bonds
Cosmos Foundation, Inc.
Series 2011
05/15/2031	6.500%	535,000	588,650
05/15/2031	6.500%	465,000	511,630
Lower Colorado River Authority
Refunding Revenue Bonds
LCRA Transmission Services Corp.
Series 2011
05/15/2027	5.000%	11,195,000	11,881,365

The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
October 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New Hope Cultural Education Facilities Finance Corp.
Revenue Bonds
Cardinal Bay, Inc. - Village on the Park
Series 2016
07/01/2036	4.000%	1,250,000	1,245,238
NCCD-College Station Properties LLC
Series 2015
07/01/2035	5.000%	4,000,000	3,455,240
Series 2015A
07/01/2030	5.000%	7,800,000	6,781,944
New Hope Cultural Education Facilities Finance Corp.(c)
Revenue Bonds
Jubilee Academic Center Project
Series 2017
08/15/2027	4.250%	615,000	601,722
08/15/2037	5.000%	530,000	520,460
North Texas Tollway Authority
Refunding Revenue Bonds
1st Tier
Series 2017A
01/01/2034	5.000%	1,000,000	1,109,420
2nd Tier
Series 2015A
01/01/2032	5.000%	16,800,000	18,390,288
System-2nd Tier
01/01/2031	5.000%	1,415,000	1,543,737
Sam Rayburn Municipal Power Agency
Refunding Revenue Bonds
Series 2012
10/01/2021	5.000%	2,300,000	2,451,892
San Juan Higher Education Finance Authority
Prerefunded 08/15/20 Revenue Bonds
Idea Public Schools
Series 2010A
08/15/2024	5.750%	1,590,000	1,686,831
Texas City Industrial Development Corp.
Refunding Revenue Bonds
Arco Pipe Line Co. Project
Series 1990
10/01/2020	7.375%	3,000,000	3,270,960
Texas Water Development Board
Revenue Bonds
Series 2017A
04/15/2029	5.000%	3,000,000	3,475,620
Uptown Development Authority
Prerefunded 09/01/19 Tax Allocation Bonds
Infrastructure Improvement Facilities
Series 2009
09/01/2022	5.000%	750,000	768,105
Total			168,604,979
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Utah 0.1%
Salt Lake City Corp. Airport
Revenue Bonds
Series 2017B
07/01/2032	5.000%	1,000,000	1,122,350
07/01/2033	5.000%	1,000,000	1,118,360
Total			2,240,710
Vermont 0.9%
Vermont Educational & Health Buildings Financing Agency
Refunding Revenue Bonds
University of Vermont Medical Center
Series 2016A
12/01/2033	5.000%	12,445,000	13,765,415
Virginia 0.2%
Dulles Town Center Community Development Authority
Refunding Special Assessment Bonds
Dulles Town Center Project
Series 2012
03/01/2026	4.250%	1,000,000	983,870
Virginia Gateway Community Development Authority
Refunding Special Assessment Bonds
Series 2012
03/01/2030	5.000%	1,500,000	1,504,455
Total			2,488,325
Washington 1.1%
King County Public Hospital District No. 4
Revenue Bonds
Series 2015A
12/01/2025	5.000%	2,960,000	2,908,022
12/01/2030	5.750%	2,820,000	2,750,431
State of Washington
Unlimited General Obligation Bonds
Series 2015A-1
08/01/2030	5.000%	8,720,000	9,811,744
Washington State Housing Finance Commission
Revenue Bonds
Heron’s Key
Series 2015A
07/01/2030	6.500%	320,000	340,189
07/01/2035	6.750%	1,090,000	1,158,190
Total			16,968,576
West Virginia 0.2%
West Virginia Hospital Finance Authority
Revenue Bonds
Charleston Area Medical Center, Inc.
Series 1993A Escrowed to Maturity
09/01/2023	6.500%	3,020,000	3,349,301

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2018	19

Portfolio of Investments  (continued)
October 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Wisconsin 1.5%
Public Finance Authority
Refunding Revenue Bonds
Celanese Project
Series 2016D
11/01/2030	4.050%	1,485,000	1,472,467
Public Finance Authority(c)
Refunding Revenue Bonds
Mary’s Woods at Marylhurst
Series 2017
05/15/2037	5.250%	1,000,000	1,041,140
State of Wisconsin
Prerefunded 05/01/19 Revenue Bonds
Series 2009A
05/01/2022	5.000%	1,000,000	1,015,270
05/01/2023	5.125%	14,000,000	14,222,320
Wisconsin Health & Educational Facilities Authority
Refunding Revenue Bonds
ProHealth Care, Inc. Obligated Group
Series 2015
08/15/2031	5.000%	1,000,000	1,087,730
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Rogers Memorial Hospital, Inc.
Series 2014A
07/01/2034	5.000%	2,500,000	2,646,225
Total			21,485,152
Total Municipal Bonds (Cost $1,420,697,944)			1,453,242,652

Money Market Funds 0.3%
	Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, Institutional Shares, 1.453%(h)	4,169,045	4,169,045
Total Money Market Funds (Cost $4,169,045)		4,169,045
Total Investments in Securities (Cost $1,428,966,989)		1,461,511,697
Other Assets & Liabilities, Net		8,279,206
Net Assets		$1,469,790,903

Notes to Portfolio of Investments
(a)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(b)	Represents a variable rate security where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate. The interest rate shown was the current rate as of October 31, 2018.
(c)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At October 31, 2018, the total value of these securities amounted to $17,500,863, which represents 1.19% of total net assets.
(d)	Zero coupon bond.
(e)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At October 31, 2018, the total value of these securities amounted to $88,184, which represents 0.01% of total net assets.
(f)	Represents a security purchased on a when-issued basis.
(g)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of October 31, 2018.
(h)	The rate shown is the seven-day current annualized yield at October 31, 2018.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
NPFGC	National Public Finance Guarantee Corporation
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
October 31, 2018
Fair value measurements  (continued)
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments in Securities
Floating Rate Notes	—	4,100,000	—	4,100,000
Municipal Bonds	—	1,453,242,652	—	1,453,242,652
Money Market Funds	4,169,045	—	—	4,169,045
Total Investments in Securities	4,169,045	1,457,342,652	—	1,461,511,697
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2018	21

Statement of Assets and Liabilities
October 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,428,966,989)	$1,461,511,697
Cash	9,140
Receivable for:
Capital shares sold	1,377,854
Interest	19,771,140
Expense reimbursement due from Investment Manager	2,298
Prepaid expenses	8,400
Trustees’ deferred compensation plan	279,691
Total assets	1,482,960,220
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	4,553,592
Capital shares purchased	3,591,571
Distributions to shareholders	4,151,732
Management services fees	18,859
Distribution and/or service fees	1,594
Transfer agent fees	157,599
Compensation of board members	362,142
Compensation of chief compliance officer	69
Other expenses	52,468
Trustees’ deferred compensation plan	279,691
Total liabilities	13,169,317
Net assets applicable to outstanding capital stock	$1,469,790,903
Represented by
Paid in capital	1,434,338,737
Total distributable earnings (loss)	35,452,166
Total - representing net assets applicable to outstanding capital stock	$1,469,790,903
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2018

Statement of Assets and Liabilities  (continued)
October 31, 2018
Class A
Net assets	$157,596,746
Shares outstanding	15,581,587
Net asset value per share	$10.11
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.42
Advisor Class
Net assets	$20,348,684
Shares outstanding	2,013,411
Net asset value per share	$10.11
Class C
Net assets	$29,097,277
Shares outstanding	2,876,515
Net asset value per share	$10.12
Institutional Class
Net assets	$1,232,944,329
Shares outstanding	121,846,193
Net asset value per share	$10.12
Institutional 2 Class
Net assets	$15,697,464
Shares outstanding	1,553,908
Net asset value per share	$10.10
Institutional 3 Class
Net assets	$1,836,313
Shares outstanding	181,271
Net asset value per share	$10.13
Class T
Net assets	$9,689
Shares outstanding	959
Net asset value per share(a)	$10.11
Maximum sales charge	2.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge per transaction for Class T shares)	$10.37
Class V
Net assets	$12,260,401
Shares outstanding	1,212,244
Net asset value per share	$10.11
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class V shares)	$10.61

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2018	23

Statement of Operations
Year Ended October 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$16,059
Interest	63,983,931
Total income	63,999,990
Expenses:
Management services fees	7,952,128
Distribution and/or service fees
Class A	342,764
Class C	320,825
Class T	25
Class V	19,508
Transfer agent fees
Class A	216,445
Advisor Class	23,558
Class C	47,793
Institutional Class	1,842,847
Institutional 2 Class	8,028
Institutional 3 Class	231
Class T	12
Class V	16,418
Compensation of board members	72,043
Custodian fees	11,281
Printing and postage fees	32,513
Registration fees	126,963
Audit fees	35,395
Legal fees	40,573
Interest on interfund lending	205
Compensation of chief compliance officer	670
Other	63,260
Total expenses	11,173,485
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(841,598)
Expense reduction	(360)
Total net expenses	10,331,527
Net investment income	53,668,463
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	2,260,686
Net realized gain	2,260,686
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(72,641,741)
Net change in unrealized appreciation (depreciation)	(72,641,741)
Net realized and unrealized loss	(70,381,055)
Net decrease in net assets resulting from operations	$(16,712,592)
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended October 31, 2018	Year Ended October 31, 2017 (a),(b)
Operations
Net investment income	$53,668,463	$65,098,845
Net realized gain	2,260,686	4,241,459
Net change in unrealized appreciation (depreciation)	(72,641,741)	(48,655,281)
Net increase (decrease) in net assets resulting from operations	(16,712,592)	20,685,023
Distributions to shareholders
Net investment income and net realized gains
Class A	(5,099,445)
Advisor Class	(594,799)
Class C	(875,103)
Institutional Class	(46,199,712)
Institutional 2 Class	(435,752)
Institutional 3 Class	(69,676)
Class T	(290)
Class V	(393,685)
Net investment income
Class A		(6,239,197)
Advisor Class		(407,834)
Class B		(1,954)
Class C		(1,181,887)
Institutional Class		(56,513,374)
Institutional 2 Class		(335,530)
Institutional 3 Class		(7,625)
Class T		(166)
Class V		(409,838)
Total distributions to shareholders	(53,668,462)	(65,097,405)
Decrease in net assets from capital stock activity	(418,203,979)	(422,610,896)
Total decrease in net assets	(488,585,033)	(467,023,278)
Net assets at beginning of year	1,958,375,936	2,425,399,214
Net assets at end of year	$1,469,790,903	$1,958,375,936
Undistributed net investment income	$2,334,061	$2,334,113

(a)	Class T shares are based on operations from April 3, 2017 (commencement of operations) through the stated period end.
(b)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2018	25

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	October 31, 2018		October 31, 2017 (a),(b)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,490,190	15,416,671	2,570,293	26,877,782
Distributions reinvested	431,213	4,444,392	519,825	5,446,309
Redemptions	(4,299,088)	(44,493,018)	(8,171,580)	(85,202,656)
Net decrease	(2,377,685)	(24,631,955)	(5,081,462)	(52,878,565)
Advisor Class
Subscriptions	602,959	6,226,496	1,383,396	14,462,243
Distributions reinvested	57,698	593,900	38,763	406,969
Redemptions	(290,708)	(2,997,538)	(556,307)	(5,777,312)
Net increase	369,949	3,822,858	865,852	9,091,900
Class B
Subscriptions	—	—	1,120	11,989
Distributions reinvested	—	—	85	887
Redemptions	—	—	(15,677)	(164,915)
Net decrease	—	—	(14,472)	(152,039)
Class C
Subscriptions	147,876	1,536,944	585,715	6,131,549
Distributions reinvested	68,982	711,543	89,604	939,219
Redemptions	(1,605,253)	(16,580,207)	(1,985,921)	(20,806,435)
Net decrease	(1,388,395)	(14,331,720)	(1,310,602)	(13,735,667)
Institutional Class
Subscriptions	5,293,666	54,870,721	28,400,360	296,799,286
Distributions reinvested	523,087	5,395,202	549,071	5,761,964
Redemptions	(43,241,079)	(446,663,285)	(64,397,697)	(672,570,324)
Net decrease	(37,424,326)	(386,397,362)	(35,448,266)	(370,009,074)
Institutional 2 Class
Subscriptions	554,380	5,692,213	736,314	7,677,576
Distributions reinvested	42,341	435,437	31,984	335,207
Redemptions	(221,027)	(2,273,131)	(421,378)	(4,375,122)
Net increase	375,694	3,854,519	346,920	3,637,661
Institutional 3 Class
Subscriptions	98,449	1,022,986	184,037	1,957,117
Distributions reinvested	6,721	69,349	701	7,407
Redemptions	(100,632)	(1,034,644)	(8,005)	(85,094)
Net increase	4,538	57,691	176,733	1,879,430
Class T
Subscriptions	—	—	959	10,000
Net increase	—	—	959	10,000
Class V
Subscriptions	25,163	263,302	6,802	71,333
Distributions reinvested	27,818	286,601	27,858	292,067
Redemptions	(109,575)	(1,127,913)	(78,106)	(817,942)
Net decrease	(56,594)	(578,010)	(43,446)	(454,542)
Total net decrease	(40,496,819)	(418,203,979)	(40,507,784)	(422,610,896)

(a)	Class T shares are based on operations from April 3, 2017 (commencement of operations) through the stated period end.
(b)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
26	Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2018

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Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2018	27

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Year Ended 10/31/2018	$10.54	0.31	(0.43)	(0.12)	(0.31)	(0.31)
Year Ended 10/31/2017	$10.71	0.31	(0.17)	0.14	(0.31)	(0.31)
Year Ended 10/31/2016	$10.68	0.32	0.03	0.35	(0.32)	(0.32)
Year Ended 10/31/2015	$10.81	0.34	(0.13)	0.21	(0.34)	(0.34)
Year Ended 10/31/2014	$10.54	0.36	0.27	0.63	(0.36)	(0.36)
Advisor Class
Year Ended 10/31/2018	$10.53	0.33	(0.42)	(0.09)	(0.33)	(0.33)
Year Ended 10/31/2017	$10.71	0.33	(0.18)	0.15	(0.33)	(0.33)
Year Ended 10/31/2016	$10.67	0.34	0.04	0.38	(0.34)	(0.34)
Year Ended 10/31/2015	$10.81	0.36	(0.14)	0.22	(0.36)	(0.36)
Year Ended 10/31/2014	$10.53	0.38	0.27	0.65	(0.37)	(0.37)
Class C
Year Ended 10/31/2018	$10.54	0.24	(0.42)	(0.18)	(0.24)	(0.24)
Year Ended 10/31/2017	$10.72	0.25	(0.19)	0.06	(0.24)	(0.24)
Year Ended 10/31/2016	$10.68	0.25	0.04	0.29	(0.25)	(0.25)
Year Ended 10/31/2015	$10.82	0.27	(0.14)	0.13	(0.27)	(0.27)
Year Ended 10/31/2014	$10.54	0.30	0.28	0.58	(0.30)	(0.30)
Institutional Class
Year Ended 10/31/2018	$10.54	0.33	(0.42)	(0.09)	(0.33)	(0.33)
Year Ended 10/31/2017	$10.72	0.33	(0.18)	0.15	(0.33)	(0.33)
Year Ended 10/31/2016	$10.69	0.34	0.03	0.37	(0.34)	(0.34)
Year Ended 10/31/2015	$10.82	0.36	(0.13)	0.23	(0.36)	(0.36)
Year Ended 10/31/2014	$10.54	0.38	0.28	0.66	(0.38)	(0.38)
Institutional 2 Class
Year Ended 10/31/2018	$10.53	0.34	(0.44)	(0.10)	(0.33)	(0.33)
Year Ended 10/31/2017	$10.70	0.34	(0.17)	0.17	(0.34)	(0.34)
Year Ended 10/31/2016	$10.66	0.35	0.04	0.39	(0.35)	(0.35)
Year Ended 10/31/2015	$10.80	0.37	(0.14)	0.23	(0.37)	(0.37)
Year Ended 10/31/2014	$10.52	0.39	0.28	0.67	(0.39)	(0.39)
The accompanying Notes to Financial Statements are an integral part of this statement.
28	Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2018

Financial Highlights  (continued)
	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 10/31/2018	—	$10.11	(1.18%)	0.81% (c)	0.76% (c),(d)	2.98%	8%	$157,597
Year Ended 10/31/2017	—	$10.54	1.39%	0.84% (e)	0.77% (d),(e)	2.99%	11%	$189,260
Year Ended 10/31/2016	—	$10.71	3.28%	0.86%	0.77% (d)	2.95%	6%	$246,873
Year Ended 10/31/2015	0.00 (f)	$10.68	2.00% (g)	0.87%	0.75% (d)	3.19%	15%	$233,125
Year Ended 10/31/2014	—	$10.81	6.03%	0.87%	0.75% (d)	3.34%	9%	$220,673
Advisor Class
Year Ended 10/31/2018	—	$10.11	(0.89%)	0.61% (c)	0.56% (c),(d)	3.18%	8%	$20,349
Year Ended 10/31/2017	—	$10.53	1.50%	0.63%	0.58% (d)	3.16%	11%	$17,306
Year Ended 10/31/2016	—	$10.71	3.58%	0.66%	0.57% (d)	3.15%	6%	$8,325
Year Ended 10/31/2015	0.00 (f)	$10.67	2.11% (g)	0.67%	0.55% (d)	3.42%	15%	$2,975
Year Ended 10/31/2014	—	$10.81	6.31%	0.67%	0.55% (d)	3.55%	9%	$336
Class C
Year Ended 10/31/2018	—	$10.12	(1.72%)	1.46% (c)	1.41% (c),(d)	2.32%	8%	$29,097
Year Ended 10/31/2017	—	$10.54	0.64%	1.49% (e)	1.42% (d),(e)	2.34%	11%	$44,951
Year Ended 10/31/2016	—	$10.72	2.70%	1.51%	1.42% (d)	2.29%	6%	$59,746
Year Ended 10/31/2015	0.00 (f)	$10.68	1.24% (g)	1.52%	1.40% (d)	2.54%	15%	$53,774
Year Ended 10/31/2014	—	$10.82	5.60%	1.52%	1.26% (d)	2.83%	9%	$52,507
Institutional Class
Year Ended 10/31/2018	—	$10.12	(0.88%)	0.61% (c)	0.56% (c),(d)	3.17%	8%	$1,232,944
Year Ended 10/31/2017	—	$10.54	1.50%	0.63% (e)	0.57% (d),(e)	3.18%	11%	$1,679,211
Year Ended 10/31/2016	—	$10.72	3.48%	0.66%	0.57% (d)	3.15%	6%	$2,087,345
Year Ended 10/31/2015	0.00 (f)	$10.69	2.20% (g)	0.67%	0.55% (d)	3.39%	15%	$1,846,198
Year Ended 10/31/2014	—	$10.82	6.34%	0.67%	0.55% (d)	3.54%	9%	$1,803,380
Institutional 2 Class
Year Ended 10/31/2018	—	$10.10	(0.92%)	0.55% (c)	0.50% (c)	3.25%	8%	$15,697
Year Ended 10/31/2017	—	$10.53	1.67%	0.54% (e)	0.50% (e)	3.26%	11%	$12,401
Year Ended 10/31/2016	—	$10.70	3.68%	0.53%	0.48%	3.23%	6%	$8,895
Year Ended 10/31/2015	0.00 (f)	$10.66	2.20% (g)	0.53%	0.45%	3.50%	15%	$5,106
Year Ended 10/31/2014	—	$10.80	6.44%	0.53%	0.47%	3.62%	9%	$2,088
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2018	29

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Year Ended 10/31/2018	$10.55	0.34	(0.42)	(0.08)	(0.34)	(0.34)
Year Ended 10/31/2017(h)	$10.43	0.22	0.13 (i)	0.35	(0.23)	(0.23)
Class T
Year Ended 10/31/2018	$10.53	0.30	(0.42)	(0.12)	(0.30)	(0.30)
Year Ended 10/31/2017(k)	$10.43	0.17	0.10 (i)	0.27	(0.17)	(0.17)
Class V
Year Ended 10/31/2018	$10.54	0.31	(0.43)	(0.12)	(0.31)	(0.31)
Year Ended 10/31/2017	$10.71	0.32	(0.17)	0.15	(0.32)	(0.32)
Year Ended 10/31/2016	$10.68	0.33	0.02	0.35	(0.32)	(0.32)
Year Ended 10/31/2015	$10.81	0.35	(0.13)	0.22	(0.35)	(0.35)
Year Ended 10/31/2014	$10.54	0.36	0.27	0.63	(0.36)	(0.36)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Ratios include interfund lending expense which is less than 0.01%.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Class C	Institutional Class	Institutional 2 Class	Class V
10/31/2017	0.01%	0.01%	0.01%	0.01%	0.01%

(f)	Rounds to zero.
(g)	The Fund received proceeds from regulatory settlements. Had the Fund not received these proceeds, the total return would have been lower by 0.02%.
(h)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(i)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(j)	Annualized.
(k)	Class T shares commenced operations on April 3, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
30	Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2018

Financial Highlights  (continued)
	Proceeds from regulatory settlements	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Year Ended 10/31/2018	—	$10.13	(0.76%)	0.50% (c)	0.45% (c)	3.31%	8%	$1,836
Year Ended 10/31/2017(h)	—	$10.55	3.35%	0.51% (j)	0.47% (j)	3.25% (j)	11%	$1,865
Class T
Year Ended 10/31/2018	—	$10.11	(1.13%)	0.89% (c)	0.81% (c),(d)	2.93%	8%	$10
Year Ended 10/31/2017(k)	—	$10.53	2.63%	0.89% (j)	0.83% (d),(j)	2.86% (j)	11%	$10
Class V
Year Ended 10/31/2018	—	$10.11	(1.13%)	0.76% (c)	0.71% (c),(d)	3.03%	8%	$12,260
Year Ended 10/31/2017	—	$10.54	1.44%	0.79% (e)	0.72% (d),(e)	3.03%	11%	$13,371
Year Ended 10/31/2016	—	$10.71	3.33%	0.81%	0.72% (d)	3.00%	6%	$14,060
Year Ended 10/31/2015	0.00 (f)	$10.68	2.05% (g)	0.82%	0.70% (d)	3.24%	15%	$14,263
Year Ended 10/31/2014	—	$10.81	6.09%	0.82%	0.70% (d)	3.39%	9%	$15,341
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2018	31

Notes to Financial Statements
October 31, 2018
Note 1. Organization
Columbia AMT-Free Intermediate Muni Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares will automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Effective at the close of business on December 14, 2018, Class T shares merged into Class A shares of the Fund and are no longer offered for sale.
Class V shares are subject to a maximum front-end sales charge of 4.75% based on the investment amount. Class V shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class V shares are available only to investors who received (and who have continuously held) Class V shares in connection with previous fund reorganizations.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
32	Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2018	33

Notes to Financial Statements  (continued)
October 31, 2018
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting
34	Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018
services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.48% to 0.29% as the Fund’s net assets increase. The effective management services fee rate for the year ended October 31, 2018 was 0.46% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transactions with affiliates
For the year ended October 31, 2018, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $0 and $6,279,136, respectively. The sale transactions resulted in a net realized loss of $114,149.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended October 31, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class C	0.13
Institutional Class	0.13
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class T	0.12
Class V	0.13
Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2018	35

Notes to Financial Statements  (continued)
October 31, 2018
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2018, these minimum account balance fees reduced total expenses of the Fund by $360.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.20% of the average daily net assets attributable to Class A and Class C shares of the Fund. The Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class T shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.65% of the average daily net assets attributable to Class C shares of the Fund.
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.15% of the Fund’s average daily net assets attributable to Class V shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended October 31, 2018, if any, are listed below:
Amount ($)
Class A	63,818
Class C	1,681
Class V	588
36	Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	March 1, 2018 through February 28, 2019	Prior to March 1, 2018
Class A	0.76%	0.78%
Advisor Class	0.56	0.58
Class C	1.41	1.43
Institutional Class	0.56	0.58
Institutional 2 Class	0.49	0.525
Institutional 3 Class	0.44	0.475
Class T	0.81	0.83
Class V	0.71	0.73
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At October 31, 2018, these differences were primarily due to differing treatment for tax straddles, trustees’ deferred compensation, distributions and re-characterization of distributions for investments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(53)	52	1
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2018	37

Notes to Financial Statements  (continued)
October 31, 2018
The tax character of distributions paid during the years indicated was as follows:
Year Ended October 31, 2018				Year Ended October 31, 2017
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
199,455	53,469,007	—	53,668,462	785,209	64,312,196	—	65,097,405
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At October 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	7,128,771	576,041	—	32,542,064
At October 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,428,969,633	43,718,616	(11,176,552)	32,542,064
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at October 31, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended October 31, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	—	—	1,684,697	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $141,720,085 and $520,947,839, respectively, for the year ended October 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
38	Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the year ended October 31, 2018 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Borrower	900,000	2.74	3
Interest expense incurred by the Fund is recorded as interfund lending on the Statement of Operations. The Fund had no outstanding interfund loans at October 31, 2018.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended October 31, 2018.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2018	39

Notes to Financial Statements  (continued)
October 31, 2018
Municipal securities risk
Securities issued by a particular state and its instrumentalities are subject to the risk of unfavorable developments in such state. A municipal security can be significantly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes in a particular state’s (state and its instrumentalities’) financial, economic or other condition and prospects. Because the Fund invests significantly in municipal securities issued by the State of California and its political sub-divisions, the Fund will be particularly affected by any such changes in or otherwise impacting California and its political sub-divisions.
Shareholder concentration risk
At October 31, 2018, one unaffiliated shareholder of record owned 73.1% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
40	Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia AMT-Free Intermediate Muni Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia AMT-Free Intermediate Muni Bond Fund (one of the funds constituting Columbia Funds Series Trust I, hereafter referred to as the "Fund") as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 20, 2018
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2018	41

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Capital gain dividend	Exempt- interest dividends
$604,843	99.63%
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.
42	Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2018

Trustees and Officers
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) from September 2007 to October 2018	69	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	69	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	69	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	69	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2018	43

Trustees and Officers  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College from August 2007 to June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	69	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	69	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	69	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	69	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	69	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
44	Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2018

Trustees and Officers  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	193	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2018	45

Trustees and Officers  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
46	Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2018

Board Consideration and Approval of Management
Agreement
On June 12, 2018, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia AMT-Free Intermediate Muni Bond Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 6, 2018, April 26, 2018 and June 11, 2018 and at Board meetings held on March 7, 2018 and June 12, 2018. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 11, 2018, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 12, 2018, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through February 28, 2019 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional accounts and collective trusts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2018	47

Board Consideration and Approval of Management
Agreement  (continued)
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to support continuation of the Management Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2017, the Fund’s performance was in the fifty-eighth, forty-eighth and thirty-second percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
48	Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2018

Board Consideration and Approval of Management
Agreement  (continued)
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2017, the Fund’s actual management fee and net total expense ratio were ranked in the fourth and third quintiles, respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2017 to profitability levels realized in 2016. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2018	49

Board Consideration and Approval of Management
Agreement  (continued)
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
50	Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2018

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia AMT-Free Intermediate Muni Bond Fund | Annual Report 2018	51

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Columbia AMT-Free Intermediate Muni Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN167_10_H01_(12/18)

Annual Report
October 31, 2018
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer-term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund   |  Annual Report 2018

Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund (the Fund) seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from Massachusetts individual income tax, as is consistent with relative stability of principal.
Portfolio management
Paul Fuchs, CFA
Lead Portfolio Manager
Managed Fund since 2012
Deborah Vargo
Portfolio Manager
Managed Fund since December 2017
Average annual total returns (%) (for the period ended October 31, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	12/09/02	-1.36	1.74	3.38
	Including sales charges		-4.33	1.11	3.06
Advisor Class*		03/19/13	-1.12	1.99	3.64
Class C	Excluding sales charges	12/09/02	-1.90	1.27	2.94
	Including sales charges		-2.86	1.27	2.94
Institutional Class		06/14/93	-1.11	1.99	3.64
Institutional 2 Class*		03/01/16	-1.15	2.01	3.65
Institutional 3 Class*		03/01/17	-0.99	2.03	3.66
Class V	Excluding sales charges	06/26/00	-1.26	1.84	3.48
	Including sales charges		-5.95	0.86	2.98
Bloomberg Barclays 3-15 Year Blend Municipal Bond Index			-0.66	2.67	4.26
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge (CDSC) for the first year only. Returns for Class V shares are shown with and without the maximum initial sales charge of 4.75%. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit investor.columbiathreadneedleus.com/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays 3–15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (October 31, 2008 — October 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at October 31, 2018)
AAA rating	3.0
AA rating	45.2
A rating	26.0
BBB rating	22.0
BB rating	1.4
Not rated	2.4
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds and derivatives, if any).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
During the 12-month period that ended October 31, 2018, the Fund’s Class A shares returned -1.36% excluding sales charges. The Fund’s Institutional Class shares returned -1.11% during the same time period. By comparison, the Fund’s benchmark, the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index — which is national in scope — returned -0.66%. Massachusetts underperformed the national municipal market primarily as a result of its higher quality and lower yield spreads.
Market overview
The municipal bond market experienced challenges during the 12-month period ended October 31, 2018, with a downturn in prices offsetting the contribution from income. Municipal bonds reacted to the strong increase in U.S. Treasury yields, which reflected the backdrop of robust economic growth and tighter monetary policy by the U.S. Federal Reserve (the Fed). The yield on the 10-year Treasury note rose from 2.18% to 3.15% over the course of the 12-month period, putting downward pressure on the rest of the domestic fixed-income market. (Prices and yields move in opposite directions.)
Municipal bonds experienced volatility in the early part of the period, as the approval of the Tax Cuts and Jobs Act sparked concerns about the potential impact of fiscal stimulus and the effect that tax law changes would have on demand for municipal bonds. The final tax law incorporated provisions that affected the municipal market on both the supply and demand sides. Key measures included a reduction of corporate tax rates to 21% from 35%, a limitation of personal deductions to $10,000 that also ended the deductibility of state and local income taxes, and the elimination of advanced refunding bonds. Reduced corporate taxes led to lower demand for municipals among banks and insurance companies that had previously purchased tax-exempt bonds as a source of quality if after-tax yields were favorable relative to taxable issues. The downturn in demand persisted in 2018, predominantly weighing on bonds with maturities of ten years and above and leading to an increase in the ratio of municipal-to-U.S. Treasury yields.
While waiting for the final approval of the tax-cut measure in late 2017, bond issuers flooded the market with new debt to avoid potential changes that could limit their flexibility and affect investor demand. In the process, issuers accelerated the sale of debt that had been slated to be released in the first quarter of 2018. This development led to record-breaking issuance at the end of 2017, causing yields to spike and leading to a steepening of the yield curve. Once 2018 began, the subsequent reduction of supply failed to spark a rally, as strong economic data and expectations for tighter Fed policy led to a further downturn in prices. The Fed continued the process of normalizing short-term interest rates by raising its benchmark fed funds rate four times in the 12-month period. While municipal bonds generally traded sideways from February 2018 to late August 2018, the prospect of the Fed continuing to hike rates into 2019 led to renewed weakness in municipal prices in September 2018 and October 2018. Munis also faced the dual pressure of mutual-fund outflows and a sharp increase in supply through the final two months of the period, causing the benchmark to finish October 2018 near its low for the year.
Massachusetts municipal bonds underperformed
The Massachusetts municipal bond market slightly underperformed the national index. Yield spreads for Massachusetts issues began the period at narrow levels and therefore did not have as much room for further compression as those in other states. In this sense, the underperformance reflected the state’s higher quality rather than any adverse credit developments.
Massachusetts’ economy experienced robust economic growth. A surge in construction and an expansion in the biotechnology and business/professional services areas combined to push the unemployment rate to 3.6%, below the national average. The state continued to reap the benefits of a highly educated workforce and the presence of healthy industries such as higher education, health care, biotech, and information technology. Housing was in great demand due to new household formation and a shortfall in supply, and this trend is expected to continue in the near term. At the fiscal level, strength in the state’s revenue allowed it to increase the rainy-day stabilization fund to $1.8 billion. However, high state debt levels and substantial pension and other post-employment benefit liabilities continued to represent a potential longer term issue. Rating agencies continued rate Massachusetts’ debt favorably at Aa1/AA.
Contributors and detractors
The Fund’s high credit quality, which reflects the composition of the Massachusetts municipal market, was the primary factor in its modest underperformance versus the national index.
4	Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
Positioning in the hospital and special tax sectors also detracted from performance. The Fund had a large overweight in the hospital space since it offers attractive yields and a diverse mix of issuers, but the sector came under pressure due to merger activity. As hospital systems (such as Partners Healthcare and Caregroup) have consolidated to become larger, and as smaller entities have tried to compete by cutting expenses or pursuing mergers, ratings agencies have downgraded many issuers’ credit ratings and/or outlooks. In the special tax sector, most of the Fund’s positions were in higher quality, lower yielding Massachusetts Bay Transportation Authority sales tax bonds that underperformed. In addition, the Fund held two longer maturity, zero-coupon bonds that were dramatically affected by interest rate movements.
The Fund’s underweight in the 4- to 10-year portion of the yield curve added value, as that area lagged for most of the year due to largely to weaker investor demand. Conversely, an allocation to bonds with maturities of 12 years and above detracted primarily as a result of positions in low-coupon and zero-coupon securities.
The Fund’s positioning among the market’s various credit tiers was a net detractor. The portfolio was overweight in A and BBB rated bonds, primarily in long-term issues that were affected by the weak performance in this portion of the yield curve. The Fund also had a large underweight in higher quality issues due to the combination of maturing holdings and our decisions to sell certain positions to add higher yielding bonds to the portfolio. While this helped performance, it was not enough to offset the effect of being underweight in lower quality issues.
Fund positioning
In managing the Fund, we continued to emphasize bottom-up, issue-by-issue credit research in an effort to deliver a competitive dividend yield for shareholders. We analyzed what effects new purchases have on the portfolio, while seeking to manage capital gains in order to minimize tax consequences.
The Fund maintained a barbell position with more exposure in both the shorter and longer ends of the investable universe (bonds with maturities of 20 years and below). We accomplished this by not adding to the portfolio’s position in the four- to 10-year range and increasing its weighting in the 2030-2038 area, where we saw the most attractive relative value.
While new-issue supply in Massachusetts was adequate, with $8.5 billion in issuance over the 12-month period, a large portion of the bonds coming to market was from issuers in which we already held positions or in very high-quality debt with lower yields. We were therefore only able to add one new issuer — the continuing care retirement community operator Newbridge Charles Inc. — during the year. However, we did continue to add investments across a number of existing issuers in the charter schools, higher education and health care sectors by swapping out of lower yielding bonds and putting new cash flows to work.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund’s portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
May 1, 2018 — October 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,000.20	1,021.12	4.08	4.13	0.81
Advisor Class	1,000.00	1,000.00	1,001.50	1,022.38	2.83	2.85	0.56
Class C	1,000.00	1,000.00	997.00	1,018.85	6.34	6.41	1.26
Institutional Class	1,000.00	1,000.00	1,001.50	1,022.38	2.83	2.85	0.56
Institutional 2 Class	1,000.00	1,000.00	1,000.80	1,022.68	2.52	2.55	0.50
Institutional 3 Class	1,000.00	1,000.00	1,002.10	1,022.94	2.27	2.29	0.45
Class V	1,000.00	1,000.00	1,000.70	1,021.63	3.58	3.62	0.71
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2018

Portfolio of Investments
October 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Floating Rate Notes 1.2%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Variable Rate Demand Notes 1.2%
Massachusetts Health & Educational Facilities Authority(a),(b)
Revenue Bonds
Partners Health
Series 2009P-2 (JPMorgan Chase Bank)
07/01/2027	1.590%	2,000,000	2,000,000
Tufts University
Series 2012N-2 (Wells Fargo Bank)
08/15/2034	1.500%	600,000	600,000
Total			2,600,000
Total Floating Rate Notes (Cost $2,600,000)			2,600,000

Municipal Bonds 97.5%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Airport 1.5%
Massachusetts Port Authority
Refunding Revenue Bonds
Series 2014C
07/01/2031	5.000%	1,900,000	2,111,147
Revenue Bonds
Series 2015A
07/01/2026	5.000%	600,000	685,590
07/01/2027	5.000%	300,000	340,638
Total			3,137,375
Assisted Living 0.6%
Massachusetts Development Finance Agency
Refunding Revenue Bonds
1st Mortgage-VOA Concord
Series 2007
11/01/2027	5.125%	1,300,000	1,300,182
Charter Schools 1.8%
Massachusetts Development Finance Agency
Refunding Revenue Bonds
Foxborough Regional Charter
Series 2017
07/01/2037	5.000%	1,800,000	1,882,278
International Charter School
Series 2015
04/15/2025	5.000%	500,000	544,485
04/15/2033	5.000%	1,335,000	1,400,949
Total			3,827,712
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Higher Education 22.3%
Massachusetts Development Finance Agency
Refunding Revenue Bonds
Babson College
Series 2015A
10/01/2025	5.000%	600,000	678,408
10/01/2026	5.000%	200,000	226,672
Boston University
Series 2006BB2
10/01/2037	4.000%	2,120,000	2,131,384
Brandeis University
Series 2018R
10/01/2035	5.000%	1,005,000	1,138,434
10/01/2036	5.000%	1,140,000	1,286,239
College of the Holy Cross
Series 2016A
09/01/2034	5.000%	500,000	558,210
Emerson College
Series 2017A
01/01/2033	5.000%	1,500,000	1,624,830
01/01/2034	5.000%	1,000,000	1,079,220
Simmons College
Series 2015K-1
10/01/2026	5.000%	3,005,000	3,318,421
10/01/2028	5.000%	1,100,000	1,202,630
Tufts University
Series 2015Q
08/15/2030	5.000%	1,000,000	1,133,750
Western New England University
Series 2015
09/01/2032	5.000%	500,000	532,985
09/01/2033	5.000%	1,225,000	1,302,040
09/01/2034	5.000%	1,285,000	1,361,856
Woods Hole Oceanographic Institution
Series 2018
06/01/2036	5.000%	650,000	731,582
Worcester Polytechnic Institute
Series 2016
09/01/2033	5.000%	700,000	778,435
09/01/2034	5.000%	500,000	554,570
Series 2017
09/01/2035	5.000%	230,000	256,188
09/01/2037	5.000%	290,000	320,465
Revenue Bonds
Babson College
Series 2017
10/01/2032	5.000%	885,000	995,979
10/01/2033	5.000%	900,000	1,009,170
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
October 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Bentley University
Series 2016
07/01/2035	4.000%	1,000,000	1,016,480
07/01/2036	4.000%	1,000,000	1,011,820
Brandeis University
Series 2010O-2
10/01/2024	5.000%	5,000,000	5,133,250
Merrimack College
Series 2012A
07/01/2027	5.000%	1,075,000	1,136,393
Simmons College
Series 2013J
10/01/2024	5.250%	500,000	555,135
10/01/2025	5.500%	450,000	501,903
Unrefunded Revenue Bonds
Suffolk University
Series 2009
07/01/2024	6.000%	745,000	762,135
Massachusetts Health & Educational Facilities Authority
Refunding Revenue Bonds
Berklee College of Music
Series 2007
10/01/2032	5.000%	170,000	170,439
Revenue Bonds
Boston College
Series 2008M-1
06/01/2024	5.500%	3,000,000	3,486,360
Massachusetts Institute of Technology
Series 2002K
07/01/2022	5.500%	1,000,000	1,117,390
Northeastern University
Series 2008T-1
10/01/2028	5.000%	1,750,000	1,908,707
Series 2008T-2
10/01/2029	5.000%	4,045,000	4,402,376
Massachusetts State College Building Authority
Revenue Bonds
Series 2012A
05/01/2029	5.000%	3,000,000	3,248,610
Total			46,672,466
Hospital 18.9%
Massachusetts Development Finance Agency
Refunding Revenue Bonds
Caregroup
Series 2015H-1
07/01/2030	5.000%	1,170,000	1,277,815
Series 2016I
07/01/2033	5.000%	3,000,000	3,231,060
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Lahey Clinic Obligation
Series 2015F
08/15/2031	5.000%	3,000,000	3,271,470
08/15/2034	5.000%	2,250,000	2,422,597
Partners HealthCare System
Series 2015
07/01/2032	5.000%	2,795,000	3,105,273
Series 2016
07/01/2031	5.000%	3,000,000	3,379,500
UMass Memorial Healthcare
Series 2016I
07/01/2030	5.000%	2,295,000	2,513,232
Series 2017
07/01/2031	5.000%	1,000,000	1,097,120
Revenue Bonds
Baystate Medical Center
Series 2014N
07/01/2028	5.000%	1,000,000	1,097,420
07/01/2034	5.000%	1,500,000	1,617,015
Berkshire Health System
Series 2012G
10/01/2026	5.000%	1,200,000	1,278,900
CareGroup
Series 2018J1
07/01/2036	5.000%	985,000	1,060,796
07/01/2037	5.000%	1,035,000	1,111,217
Children’s Hospital
Series 2014P
10/01/2031	5.000%	1,200,000	1,339,476
Milford Regional Medical Center
Series 2014F
07/15/2026	5.000%	315,000	332,092
Southcoast Health System Obligation Group
Series 2013
07/01/2027	5.000%	1,050,000	1,136,447
UMass Memorial Healthcare
Series 2011H
07/01/2026	5.125%	2,000,000	2,109,000
Unrefunded Revenue Bonds
Boston Medical Center
Series 2012
07/01/2027	5.250%	1,850,000	1,986,678
Massachusetts Health & Educational Facilities Authority
Revenue Bonds
Milford Regional Medical Center
Series 2007E
07/15/2022	5.000%	1,230,000	1,240,935

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
October 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Partners HealthCare System
Series 2010J-2
07/01/2022	5.000%	5,000,000	5,095,300
Total			39,703,343
Joint Power Authority 2.0%
Berkshire Wind Power Cooperative Corp.
Refunding Revenue Bonds
Berkshire Wind Project
Series 2017
07/01/2029	5.000%	1,000,000	1,130,370
Massachusetts Clean Energy Cooperative Corp.
Revenue Bonds
Municipal Lighting Plant Cooperative
Series 2013
07/01/2027	5.000%	2,720,000	3,004,893
Total			4,135,263
Local General Obligation 0.9%
Town of Braintree
Limited General Obligation Refunding Bonds
Series 2015
05/15/2027	5.000%	1,000,000	1,176,790
05/15/2028	5.000%	600,000	711,450
Total			1,888,240
Multi-Family 1.6%
Massachusetts Development Finance Agency
Revenue Bonds
UMass Boston Student Housing Project
Series 2016
10/01/2033	5.000%	1,235,000	1,307,717
10/01/2034	5.000%	2,000,000	2,110,840
Total			3,418,557
Other Bond Issue 7.7%
Boston Housing Authority
Revenue Bonds
Capital Fund Program
Series 2008 (AGM)
04/01/2020	5.000%	2,120,000	2,125,279
04/01/2023	5.000%	1,855,000	1,859,749
04/01/2024	5.000%	3,240,000	3,248,197
Martha’s Vineyard Land Bank
Refunding Revenue Bonds
Green Bonds
Series 2014
05/01/2029	5.000%	1,000,000	1,123,030
05/01/2031	5.000%	1,000,000	1,115,420
Series 2017 (BAM)
05/01/2034	5.000%	500,000	560,965
05/01/2035	5.000%	500,000	559,000
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Massachusetts Development Finance Agency
Refunding Revenue Bonds
Broad Institute
Series 2017
04/01/2034	5.000%	2,500,000	2,827,900
04/01/2035	5.000%	2,350,000	2,648,544
Total			16,068,084
Prep School 0.7%
Massachusetts Development Finance Agency
Refunding Revenue Bonds
Dexter Southfield
Series 2015
05/01/2030	5.000%	1,035,000	1,128,295
Revenue Bonds
Park School
Series 2012
09/01/2021	5.000%	330,000	350,259
Total			1,478,554
Refunded / Escrowed 8.0%
Berkshire Wind Power Cooperative Corp.
Prerefunded 01/01/20 Revenue Bonds
Series 2010-1
07/01/2024	5.250%	3,785,000	3,924,364
07/01/2025	5.000%	2,000,000	2,067,920
Massachusetts Development Finance Agency
Prerefunded 07/01/20 Revenue Bonds
Foxborough Regional Charter School
Series 2010A
07/01/2030	6.375%	2,465,000	2,622,242
Prerefunded 07/01/22 Revenue Bonds
Boston Medical Center
Series 2012
07/01/2027	5.250%	1,845,000	2,029,684
Massachusetts State College Building Authority(c)
Revenue Bonds
Capital Appreciation
Series 1999A Escrowed to Maturity (NPFGC)
05/01/2028	0.000%	4,000,000	2,969,920
Massachusetts Water Pollution Abatement Trust (The)
Prerefunded 08/01/19 Revenue Bonds
State Revolving Fund
Series 2009-14
08/01/2024	5.000%	2,000,000	2,044,820
Puerto Rico Highway & Transportation Authority(d)
Refunding Revenue Bonds
Series 2005BB Escrowed to Maturity (AGM)
07/01/2022	5.250%	1,075,000	1,183,790
Total			16,842,740

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
October 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Retirement Communities 2.0%
Massachusetts Development Finance Agency
Refunding Revenue Bonds
1st Mortgage-Berkshire Retirement Community
Series 2015
07/01/2031	5.000%	1,250,000	1,350,500
Massachusetts Development Finance Agency(e)
Refunding Revenue Bonds
Newbridge Charles, Inc.
Series 2017
10/01/2032	4.000%	1,500,000	1,421,520
Massachusetts Development Finance Agency(e),(f)
Revenue Bonds
Linden Ponds, Inc. Facility
Series 2018
11/15/2033	5.000%	1,500,000	1,523,595
Total			4,295,615
Sales Tax 8.3%
Massachusetts Bay Transportation Authority(c)
Refunding Revenue Bonds
Series 2016A
07/01/2029	0.000%	3,000,000	2,029,230
07/01/2032	0.000%	5,105,000	2,979,431
Massachusetts Bay Transportation Authority
Revenue Bonds
Series 2005B (NPFGC)
07/01/2023	5.500%	2,890,000	3,289,802
Series 2006A
07/01/2022	5.250%	3,500,000	3,867,185
Series 2008B
07/01/2023	5.000%	910,000	1,015,906
Massachusetts School Building Authority
Revenue Bonds
Series 2011B
10/15/2027	5.000%	4,000,000	4,294,720
Total			17,476,274
Special Property Tax 2.0%
Metropolitan Boston Transit Parking Corp.
Revenue Bonds
Series 2011
07/01/2025	5.000%	3,210,000	3,424,011
07/01/2027	5.000%	775,000	825,429
Total			4,249,440
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State Appropriated 0.7%
Massachusetts Development Finance Agency
Revenue Bonds
Visual & Performing Arts Project
Series 2000
08/01/2021	6.000%	1,345,000	1,418,437
State General Obligation 8.3%
Commonwealth of Massachusetts
Limited General Obligation Bonds
Series 2016I
12/01/2030	5.000%	3,000,000	3,418,410
Limited General Obligation Refunding Bonds
Series 2003D (NPFGC)
10/01/2020	5.500%	2,500,000	2,658,600
Series 2004B
08/01/2020	5.250%	3,000,000	3,161,730
Series 2006B (AGM)
09/01/2022	5.250%	2,000,000	2,218,960
Unlimited General Obligation Refunding Bonds
Series 2004C (AMBAC)
12/01/2024	5.500%	5,000,000	5,847,300
Total			17,305,000
Student Loan 2.3%
Massachusetts Educational Financing Authority
Revenue Bonds
Issue I
Series 2010A
01/01/2022	5.500%	4,625,000	4,796,032
Turnpike / Bridge / Toll Road 2.3%
Massachusetts Transportation Trust Fund Metropolitan Highway System
Revenue Bonds
Series 2010B
01/01/2022	5.000%	2,180,000	2,250,458
01/01/2032	5.000%	2,400,000	2,466,096
Total			4,716,554
Water & Sewer 5.6%
Massachusetts Water Resources Authority
Refunding Revenue Bonds
General
Series 2007B (AGM / TCRS)
08/01/2023	5.250%	5,500,000	6,209,665
Series 2012B
08/01/2028	5.000%	5,000,000	5,459,300
Total			11,668,965
Total Municipal Bonds (Cost $201,112,628)			204,398,833

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
October 31, 2018
Money Market Funds 1.1%
	Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, Institutional Shares, 1.453%(g)	2,188,580	2,188,580
Total Money Market Funds (Cost $2,188,580)		2,188,580
Total Investments in Securities (Cost: $205,901,208)		209,187,413
Other Assets & Liabilities, Net		468,701
Net Assets		209,656,114
Notes to Portfolio of Investments
(a)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(b)	Represents a variable rate security where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate. The interest rate shown was the current rate as of October 31, 2018.
(c)	Zero coupon bond.
(d)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At October 31, 2018, the total value of these securities amounted to $1,183,790, which represents 0.56% of total net assets.
(e)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At October 31, 2018, the total value of these securities amounted to $2,945,115, which represents 1.40% of total net assets.
(f)	Represents a security purchased on a when-issued basis.
(g)	The rate shown is the seven-day current annualized yield at October 31, 2018.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
AMBAC	Ambac Assurance Corporation
BAM	Build America Mutual Assurance Co.
NPFGC	National Public Finance Guarantee Corporation
TCRS	Transferable Custody Receipts
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
October 31, 2018
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments in Securities
Floating Rate Notes	—	2,600,000	—	2,600,000
Municipal Bonds	—	204,398,833	—	204,398,833
Money Market Funds	2,188,580	—	—	2,188,580
Total Investments in Securities	2,188,580	206,998,833	—	209,187,413
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2018

Statement of Assets and Liabilities
October 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $205,901,208)	$209,187,413
Cash	327,097
Receivable for:
Investments sold	240,358
Capital shares sold	171,826
Interest	2,405,698
Expense reimbursement due from Investment Manager	376
Prepaid expenses	1,141
Trustees’ deferred compensation plan	70,395
Total assets	212,404,304
Liabilities
Payable for:
Investments purchased on a delayed delivery basis	1,523,595
Capital shares purchased	548,475
Distributions to shareholders	542,146
Management services fees	2,709
Distribution and/or service fees	307
Transfer agent fees	23,026
Compensation of chief compliance officer	9
Other expenses	37,528
Trustees’ deferred compensation plan	70,395
Total liabilities	2,748,190
Net assets applicable to outstanding capital stock	$209,656,114
Represented by
Paid in capital	205,794,512
Total distributable earnings (loss)	3,861,602
Total - representing net assets applicable to outstanding capital stock	$209,656,114
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2018	13

Statement of Assets and Liabilities  (continued)
October 31, 2018
Class A
Net assets	$19,046,205
Shares outstanding	1,873,464
Net asset value per share	$10.17
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.48
Advisor Class
Net assets	$2,567,645
Shares outstanding	252,771
Net asset value per share	$10.16
Class C
Net assets	$5,780,181
Shares outstanding	568,722
Net asset value per share	$10.16
Institutional Class
Net assets	$166,288,868
Shares outstanding	16,357,066
Net asset value per share	$10.17
Institutional 2 Class
Net assets	$40,747
Shares outstanding	4,001
Net asset value per share	$10.18
Institutional 3 Class
Net assets	$107,958
Shares outstanding	10,568
Net asset value per share	$10.22
Class V
Net assets	$15,824,510
Shares outstanding	1,556,608
Net asset value per share	$10.17
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class V shares)	$10.68
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2018

Statement of Operations
Year Ended October 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$5,365
Interest	8,085,481
Total income	8,090,846
Expenses:
Management services fees	1,077,291
Distribution and/or service fees
Class A	47,138
Class C	68,470
Class V	25,620
Transfer agent fees
Class A	24,536
Advisor Class	4,287
Class C	8,917
Institutional Class	238,130
Institutional 2 Class	22
Institutional 3 Class	22
Class V	22,233
Compensation of board members	16,749
Custodian fees	2,574
Printing and postage fees	13,519
Registration fees	20,899
Audit fees	34,645
Legal fees	5,422
Compensation of chief compliance officer	89
Other	15,919
Total expenses	1,626,482
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(202,996)
Fees waived by distributor
Class C	(20,541)
Expense reduction	(120)
Total net expenses	1,402,825
Net investment income	6,688,021
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	582,828
Net realized gain	582,828
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(9,999,853)
Net change in unrealized appreciation (depreciation)	(9,999,853)
Net realized and unrealized loss	(9,417,025)
Net decrease in net assets resulting from operations	$(2,729,004)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2018	15

Statement of Changes in Net Assets
	Year Ended October 31, 2018	Year Ended October 31, 2017 (a)
Operations
Net investment income	$6,688,021	$7,540,285
Net realized gain	582,828	594,731
Net change in unrealized appreciation (depreciation)	(9,999,853)	(6,297,286)
Net increase (decrease) in net assets resulting from operations	(2,729,004)	1,837,730
Distributions to shareholders
Net investment income and net realized gains
Class A	(558,316)
Advisor Class	(106,828)
Class C	(172,616)
Institutional Class	(5,891,505)
Institutional 2 Class	(934)
Institutional 3 Class	(3,609)
Class V	(523,157)
Net investment income
Class A		(544,909)
Advisor Class		(108,403)
Class B		(157)
Class C		(202,778)
Institutional Class		(6,163,067)
Institutional 2 Class		(293)
Institutional 3 Class		(527)
Class V		(508,930)
Net realized gains
Class A		(163,084)
Advisor Class		(21,971)
Class B		(65)
Class C		(63,634)
Institutional Class		(1,439,281)
Institutional 2 Class		(61)
Class V		(114,602)
Total distributions to shareholders	(7,256,965)	(9,331,762)
Decrease in net assets from capital stock activity	(27,093,837)	(41,475,364)
Total decrease in net assets	(37,079,806)	(48,969,396)
Net assets at beginning of year	246,735,920	295,705,316
Net assets at end of year	$209,656,114	$246,735,920
Undistributed (excess of distributions over) net investment income	$17,485	$(8,158)

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2018

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	October 31, 2018		October 31, 2017 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	500,349	5,213,200	543,332	5,764,010
Distributions reinvested	47,911	496,982	58,803	619,101
Redemptions	(418,129)	(4,355,849)	(1,377,530)	(14,464,743)
Net increase (decrease)	130,131	1,354,333	(775,395)	(8,081,632)
Advisor Class
Subscriptions	87,025	910,046	168,660	1,764,767
Distributions reinvested	10,267	106,519	12,338	130,019
Redemptions	(174,557)	(1,805,001)	(200,856)	(2,115,771)
Net decrease	(77,265)	(788,436)	(19,858)	(220,985)
Class B
Distributions reinvested	—	—	21	220
Redemptions	—	—	(987)	(10,891)
Net decrease	—	—	(966)	(10,671)
Class C
Subscriptions	53,992	560,075	77,292	814,053
Distributions reinvested	14,868	154,359	21,250	223,877
Redemptions	(203,772)	(2,115,397)	(343,155)	(3,635,879)
Net decrease	(134,912)	(1,400,963)	(244,613)	(2,597,949)
Institutional Class
Subscriptions	1,588,845	16,553,186	2,307,256	24,324,231
Distributions reinvested	42,231	438,449	51,257	541,600
Redemptions	(4,034,022)	(41,913,720)	(5,242,745)	(55,225,492)
Net decrease	(2,402,946)	(24,922,085)	(2,884,232)	(30,359,661)
Institutional 2 Class
Subscriptions	9,882	102,486	—	—
Distributions reinvested	61	626	—	—
Redemptions	(6,849)	(70,019)	—	—
Net increase	3,094	33,093	—	—
Institutional 3 Class
Subscriptions	—	—	10,263	109,955
Distributions reinvested	315	3,281	30	323
Redemptions	(36)	(368)	(4)	(44)
Net increase	279	2,913	10,289	110,234
Class V
Subscriptions	28,728	298,059	32,910	347,975
Distributions reinvested	25,076	260,262	29,293	309,014
Redemptions	(186,147)	(1,931,013)	(91,842)	(971,689)
Net decrease	(132,343)	(1,372,692)	(29,639)	(314,700)
Total net decrease	(2,613,962)	(27,093,837)	(3,944,414)	(41,475,364)

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2018	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 10/31/2018	$10.62	0.28	(0.42)	(0.14)	(0.28)	(0.03)	(0.31)
Year Ended 10/31/2017	$10.88	0.29	(0.19)	0.10	(0.29)	(0.07)	(0.36)
Year Ended 10/31/2016	$10.93	0.31	(0.05)	0.26	(0.31)	(0.00) (e)	(0.31)
Year Ended 10/31/2015	$11.01	0.32	(0.08)	0.24	(0.32)	—	(0.32)
Year Ended 10/31/2014	$10.84	0.33	0.17	0.50	(0.33)	—	(0.33)
Advisor Class
Year Ended 10/31/2018	$10.61	0.31	(0.43)	(0.12)	(0.30)	(0.03)	(0.33)
Year Ended 10/31/2017	$10.87	0.32	(0.20)	0.12	(0.31)	(0.07)	(0.38)
Year Ended 10/31/2016	$10.92	0.33	(0.05)	0.28	(0.33)	(0.00) (e)	(0.33)
Year Ended 10/31/2015	$11.01	0.35	(0.09)	0.26	(0.35)	—	(0.35)
Year Ended 10/31/2014	$10.83	0.35	0.18	0.53	(0.35)	—	(0.35)
Class C
Year Ended 10/31/2018	$10.62	0.24	(0.44)	(0.20)	(0.23)	(0.03)	(0.26)
Year Ended 10/31/2017	$10.88	0.24	(0.19)	0.05	(0.24)	(0.07)	(0.31)
Year Ended 10/31/2016	$10.93	0.26	(0.05)	0.21	(0.26)	(0.00) (e)	(0.26)
Year Ended 10/31/2015	$11.01	0.27	(0.08)	0.19	(0.27)	—	(0.27)
Year Ended 10/31/2014	$10.84	0.28	0.17	0.45	(0.28)	—	(0.28)
Institutional Class
Year Ended 10/31/2018	$10.62	0.31	(0.43)	(0.12)	(0.30)	(0.03)	(0.33)
Year Ended 10/31/2017	$10.88	0.32	(0.20)	0.12	(0.31)	(0.07)	(0.38)
Year Ended 10/31/2016	$10.93	0.33	(0.05)	0.28	(0.33)	(0.00) (e)	(0.33)
Year Ended 10/31/2015	$11.02	0.35	(0.09)	0.26	(0.35)	—	(0.35)
Year Ended 10/31/2014	$10.84	0.35	0.18	0.53	(0.35)	—	(0.35)
Institutional 2 Class
Year Ended 10/31/2018	$10.64	0.31	(0.43)	(0.12)	(0.31)	(0.03)	(0.34)
Year Ended 10/31/2017	$10.90	0.32	(0.19)	0.13	(0.32)	(0.07)	(0.39)
Year Ended 10/31/2016(f)	$11.03	0.23	(0.13)	0.10	(0.23)	—	(0.23)
Institutional 3 Class
Year Ended 10/31/2018	$10.67	0.32	(0.42)	(0.10)	(0.32)	(0.03)	(0.35)
Year Ended 10/31/2017(h)	$10.56	0.22	0.11 (i)	0.33	(0.22)	—	(0.22)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 10/31/2018	$10.17	(1.36%)	0.90%	0.81% (c)	2.72%	13%	$19,046
Year Ended 10/31/2017	$10.62	0.95%	0.90% (d)	0.78% (c),(d)	2.74%	5%	$18,512
Year Ended 10/31/2016	$10.88	2.34%	0.96%	0.81% (c)	2.77%	16%	$27,398
Year Ended 10/31/2015	$10.93	2.21%	0.97%	0.81% (c)	2.93%	8%	$23,583
Year Ended 10/31/2014	$11.01	4.65%	0.96%	0.81% (c)	2.99%	3%	$22,540
Advisor Class
Year Ended 10/31/2018	$10.16	(1.12%)	0.65%	0.56% (c)	2.97%	13%	$2,568
Year Ended 10/31/2017	$10.61	1.20%	0.66% (d)	0.54% (c),(d)	2.98%	5%	$3,502
Year Ended 10/31/2016	$10.87	2.60%	0.71%	0.56% (c)	3.02%	16%	$3,804
Year Ended 10/31/2015	$10.92	2.38%	0.72%	0.56% (c)	3.19%	8%	$2,959
Year Ended 10/31/2014	$11.01	5.01%	0.71%	0.56% (c)	3.26%	3%	$122
Class C
Year Ended 10/31/2018	$10.16	(1.90%)	1.65%	1.26% (c)	2.27%	13%	$5,780
Year Ended 10/31/2017	$10.62	0.50%	1.66% (d)	1.24% (c),(d)	2.29%	5%	$7,470
Year Ended 10/31/2016	$10.88	1.88%	1.71%	1.26% (c)	2.32%	16%	$10,315
Year Ended 10/31/2015	$10.93	1.76%	1.72%	1.26% (c)	2.48%	8%	$9,790
Year Ended 10/31/2014	$11.01	4.20%	1.71%	1.24% (c)	2.56%	3%	$10,366
Institutional Class
Year Ended 10/31/2018	$10.17	(1.11%)	0.65%	0.56% (c)	2.97%	13%	$166,289
Year Ended 10/31/2017	$10.62	1.20%	0.66% (d)	0.54% (c),(d)	2.98%	5%	$199,199
Year Ended 10/31/2016	$10.88	2.60%	0.71%	0.56% (c)	3.03%	16%	$235,472
Year Ended 10/31/2015	$10.93	2.38%	0.72%	0.56% (c)	3.18%	8%	$235,129
Year Ended 10/31/2014	$11.02	5.00%	0.71%	0.56% (c)	3.24%	3%	$240,304
Institutional 2 Class
Year Ended 10/31/2018	$10.18	(1.15%)	0.57%	0.50%	3.01%	13%	$41
Year Ended 10/31/2017	$10.64	1.28%	0.56% (d)	0.47% (d)	3.05%	5%	$10
Year Ended 10/31/2016(f)	$10.90	0.86%	0.59% (g)	0.47% (g)	3.07% (g)	16%	$10
Institutional 3 Class
Year Ended 10/31/2018	$10.22	(0.99%)	0.54%	0.45%	3.08%	13%	$108
Year Ended 10/31/2017(h)	$10.67	3.10%	0.55% (g)	0.45% (g)	3.21% (g)	5%	$110
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2018	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class V
Year Ended 10/31/2018	$10.62	0.29	(0.42)	(0.13)	(0.29)	(0.03)	(0.32)
Year Ended 10/31/2017	$10.88	0.30	(0.19)	0.11	(0.30)	(0.07)	(0.37)
Year Ended 10/31/2016	$10.93	0.32	(0.05)	0.27	(0.32)	(0.00) (e)	(0.32)
Year Ended 10/31/2015	$11.02	0.33	(0.09)	0.24	(0.33)	—	(0.33)
Year Ended 10/31/2014	$10.84	0.34	0.18	0.52	(0.34)	—	(0.34)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Class V
10/31/2017	0.03%	0.02%	0.02%	0.02%	0.02%	0.02%

(e)	Rounds to zero.
(f)	Institutional 2 Class shares commenced operations on March 1, 2016. Per share data and total return reflect activity from that date.
(g)	Annualized.
(h)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(i)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class V
Year Ended 10/31/2018	$10.17	(1.26%)	0.80%	0.71% (c)	2.82%	13%	$15,825
Year Ended 10/31/2017	$10.62	1.05%	0.81% (d)	0.69% (c),(d)	2.83%	5%	$17,934
Year Ended 10/31/2016	$10.88	2.45%	0.86%	0.71% (c)	2.88%	16%	$18,697
Year Ended 10/31/2015	$10.93	2.22%	0.87%	0.71% (c)	3.03%	8%	$19,185
Year Ended 10/31/2014	$11.02	4.85%	0.86%	0.71% (c)	3.10%	3%	$21,345
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2018	21

Notes to Financial Statements
October 31, 2018
Note 1. Organization
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares will automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Class V shares are subject to a maximum front-end sales charge of 4.75% based on the investment amount. Class V shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class V shares are available only to investors who received (and who have continuously held) Class V shares in connection with previous fund reorganizations.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
22	Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2018	23

Notes to Financial Statements  (continued)
October 31, 2018
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting
24	Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018
services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.47% to 0.31% as the Fund’s net assets increase. The effective management services fee rate for the year ended October 31, 2018 was 0.47% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the year ended October 31, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class C	0.13
Institutional Class	0.13
Institutional 2 Class	0.07
Institutional 3 Class	0.02
Class V	0.13
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2018, these minimum account balance fees reduced total expenses of the Fund by $120.
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2018	25

Notes to Financial Statements  (continued)
October 31, 2018
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class C shares of the Fund.
The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.15% of the Fund’s average daily net assets attributable to Class V shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended October 31, 2018, if any, are listed below:
Amount ($)
Class A	4,208
Class C	501
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	March 1, 2018 through February 28, 2019	Prior to March 1, 2018
Class A	0.81%	0.81%
Advisor Class	0.56	0.56
Class C	1.56	1.56
Institutional Class	0.56	0.56
Institutional 2 Class	0.50	0.505
Institutional 3 Class	0.45	0.455
Class V	0.71	0.71
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated
26	Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018
pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At October 31, 2018, these differences were primarily due to differing treatment for trustees’ deferred compensation, distributions, principal and/or interest from fixed income securities and re-characterization of distributions for investments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized gain ($)	Paid in capital ($)
(17)	17	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended October 31, 2018				Year Ended October 31, 2017
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
—	6,662,361	594,604	7,256,965	12,799	7,516,265	1,802,698	9,331,762
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At October 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	594,743	557,912	—	3,321,487
At October 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
205,865,926	5,487,552	(2,166,065)	3,321,487
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2018	27

Notes to Financial Statements  (continued)
October 31, 2018
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $29,570,574 and $52,469,745, respectively, for the year ended October 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended October 31, 2018.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended October 31, 2018.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Geographic concentration risk
Because the Fund invests substantially in municipal securities issued by the state identified in the Fund’s name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state’s financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of
28	Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018
assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
Shareholder concentration risk
At October 31, 2018, one unaffiliated shareholder of record owned 76.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2018	29

Notes to Financial Statements  (continued)
October 31, 2018
estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
30	Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund (one of the funds constituting Columbia Funds Series Trust I, hereafter referred to as the "Fund") as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 20, 2018
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2018	31

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Capital gain dividend	Exempt- interest dividends
$611,987	100.00%
Capital gain dividend. The Fund designates as a capital gain dividend the amount reflected above, or if subsequently determined to be different, the net capital gain of such fiscal period.
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.
32	Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2018

Trustees and Officers
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) from September 2007 to October 2018	69	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	69	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	69	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	69	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2018	33

Trustees and Officers  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College from August 2007 to June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	69	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	69	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	69	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	69	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	69	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
34	Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2018

Trustees and Officers  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	193	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2018	35

Trustees and Officers  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
36	Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2018

Board Consideration and Approval of Management
Agreement
On June 12, 2018, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 6, 2018, April 26, 2018 and June 11, 2018 and at Board meetings held on March 7, 2018 and June 12, 2018. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 11, 2018, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 12, 2018, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through February 28, 2019 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional accounts and collective trusts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2018	37

Board Consideration and Approval of Management
Agreement  (continued)
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, Extent and Quality of Services Provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment Performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Committee and the Board noted that, through December 31, 2017, the Fund’s performance was in the thirty-second, forty-fourth and forty-eighth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
Investment Management Fee Rates and Other Expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2017, the Fund’s actual management fee and net total expense ratio were both ranked in the second quintile (where the
38	Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2018

Board Consideration and Approval of Management
Agreement  (continued)
lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of Services Provided and Profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2017 to profitability levels realized in 2016. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of Scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2018	39

Board Consideration and Approval of Management
Agreement  (continued)
Other Benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
40	Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2018

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund | Annual Report 2018	41

Columbia AMT-Free Massachusetts Intermediate Muni Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN191_10_H01_(12/18)

Annual Report
October 31, 2018
Columbia Strategic New York Municipal Income Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer-term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Strategic New York Municipal Income Fund   |  Annual Report 2018

Columbia Strategic New York Municipal Income Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia Strategic New York Municipal Income Fund (the Fund) seeks total return, with a focus on income exempt from federal income tax and New York individual income tax and capital appreciation.
Portfolio management
Catherine Stienstra
Lead Portfolio Manager
Managed Fund since 2010
Anders Myhran, CFA
Portfolio Manager
Managed Fund since 2016
Douglas White, CFA
Portfolio Manager
Managed Fund since December 2018
Average annual total returns (%) (for the period ended October 31, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	09/26/86	-1.02	3.42	5.30
	Including sales charges		-3.98	2.80	4.98
Advisor Class*		03/19/13	-0.78	3.68	5.45
Class C	Excluding sales charges	08/01/97	-1.60	2.93	4.82
	Including sales charges		-2.56	2.93	4.82
Institutional Class*		09/01/11	-0.91	3.65	5.48
Institutional 2 Class*		11/08/12	-0.91	3.65	5.46
Institutional 3 Class*		03/01/17	-0.72	3.52	5.35
Bloomberg Barclays New York Municipal Bond Index			-0.88	3.10	4.59
Bloomberg Barclays Municipal Bond Index			-0.51	3.25	4.80
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays New York Municipal Bond Index is a subset of the Barclays Municipal Bond Index consisting solely of bonds issued by obligors located in the state of New York.
The Bloomberg Barclays Municipal Bond Index is an unmanaged index considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Strategic New York Municipal Income Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (October 31, 2008 — October 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Strategic New York Municipal Income Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at October 31, 2018)
AAA rating	2.8
AA rating	30.4
A rating	42.5
BBB rating	15.4
BB rating	1.3
Not rated	7.6
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds and derivatives, if any).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Columbia Strategic New York Municipal Income Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
For the 12-month period that ended October 31, 2018, the Fund’s Class A shares returned -1.02% excluding sales charges. The Fund’s Institutional Class shares returned -0.91% for the same period. The Fund’s returns modestly underperformed its benchmark, the Bloomberg Barclays New York Municipal Bond Index, which returned -0.88%, and the broader Bloomberg Barclays Municipal Bond Index, which returned -0.51% for the same period. While credit quality positioning and sector allocation as a whole proved effective, security selection and duration and yield curve positioning overall produced mixed results.
Tax-exempt bond market pressured by U.S. tax reform
As prospects for repeal of the Affordable Care Act diminished by the fall of 2017, the U.S. Administration focused on tax reform. The enactment of the Tax Cuts and Jobs Act in December 2017 was a catalyst for the return of volatility to the tax-exempt fixed-income market, given concerns about the impact of fiscal stimulus and how the tax changes would affect demand for municipal bonds. Indeed, the final tax plan did include provisions that impacted the municipal bond market on both the supply and demand side. Key measures included a reduction of corporate tax rates to 21% from 35%, a limitation of personal deductions to $10,000 that also eliminated the deductibility of state and local income taxes, and an elimination of advanced refunding bonds. The new corporate tax rate reduced the demand for municipal bonds from banks and from property/casualty and life insurance companies, which had previously been major purchasers of municipal bonds for their investment portfolios as a source of high quality duration if after-tax yields were favorable relative to taxable fixed-income securities. This reduction in demand and outright selling by these entities continued through the period, predominately affecting the intermediate- and longer term segments of the municipal yield curve. Both yields and municipal/Treasury ratios increased. The municipal yield curve disconnected from the U.S. Treasury yield curve and has steepened in 2018 through the end of October, due to lack of corporate sponsorship on the long-term end. (A steepening yield curve is one wherein the differential in yields between shorter term and longer term maturities widens.)
On the supply side, while waiting for the final approval of the tax reform measure, bond issuers flooded the market with new issuance. These issuers sought to avoid potential changes that could limit their flexibility and affect investor demand in the future, “borrowing” issuance that had been slated to be released during the first quarter of 2018. The huge spike in new issuance closed 2017 with record-breaking levels, causing yields to rise and the yield curve to steepen. Municipal investors had approached the start of 2018 with optimism due to anticipation that supply would be lower, but instead faced headwinds created by strong economic releases and high consumer confidence resulting from stimulative monetary policy.
With fiscal stimulus in place, the U.S. Administration moved to address trade, with tariffs and trade agreements both on the table. The political battles that ensued resulted in increased volatility in both the equity and bond markets.
The Federal Reserve (Fed) welcomed new chair Jerome Powell, who continued the methodical and well-communicated path toward “normalizing” short-term interest rates by increasing the targeted federal funds rate four times during the period. The Fed’s rationale was attributed to confidence that monetary policy changes have helped to improve economic conditions.
Overall, AAA-rated municipal bond yields rose across all maturities during the period but increased more on securities with shorter term maturities. In turn, the yield curve flattened, meaning the differential between longer term and shorter term yields narrowed. Lower quality municipal bonds generally outperformed their higher quality counterparts. During the period, municipal bonds outperformed U.S. Treasuries.
The state of New York’s municipal bond market modestly underperformed that of the broader tax-exempt bond market. The New York state economy has been feeling wage pressure. New York has moved to the later stage of the business cycle, with tight labor conditions and slowing job growth. More than 24% of New York’s total employment is in higher paying sectors, such as financial activities/business, professional services and information technology, and these higher wages accounted for nearly one-fifth of U.S. tax collections in 2017. So, while the health of the economy is beneficial for the state, it can also become a risk if a financial slowdown or crisis were to appear. That said, a large health services exposure, as the industry is one of the top employers in the state, should offer a buffer, in our view, to these areas of concern. The high cost of living in New York has also resulted in increasing net migration during the past few years, which bears watching. Overall, credit conditions for New York municipalities were rather stable during the period, with only four one-notch downgrades occurring, none of which resulted in any spread change.
4	Columbia Strategic New York Municipal Income Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
Security selection and duration and yield curve positioning generated mixed results
Detracting from relative performance was issue selection in housing and special tax bonds. Security selection among bonds rated Aa and BBB also hurt. On the positive side, security selection in the electricity, resource recovery, hospital and education sectors proved particularly effective during the period. Issue selection among bonds rated A and among those not rated also helped.
Similarly, duration and yield curve positioning overall generated mixed results. The Fund’s duration relative to that of the benchmark ended the period approximately where it began in November 2017. The Fund had a longer duration than the benchmark, which helped as the yield curve flattened and as longer maturity tax-exempt bonds modestly outperformed shorter term maturities during the period. However, during the period, the shorter term and longer term segments of the yield curve outperformed the benchmark, while the intermediate-term segment of the yield curve underperformed. In turn, the Fund’s underweight to maturities of 5 to 15 years and its overweight to maturities of 20 years and more added value. These positive contributors were offset by the Fund’s overweight to maturities of 15 to 20 years, which detracted.
Credit quality positioning and sector allocation added value
Credit quality positioning added value. Having an overweight allocation to bonds rated BBB, which outperformed all other investment-grade municipal bond segments during the period, proved beneficial. Having underweight allocations to bonds rated AAA and AA also boosted relative results, as these market segments lagged the benchmark during the period. The Fund’s exposure to high-yield bonds contributed positively as well, as high yield significantly outperformed investment grade during the period.
From a sector allocation perspective, having overweights to the hospital and tobacco sectors, which outperformed the benchmark during the period, and having an underweight to the special tax sector, which lagged the benchmark during the period, contributed positively to the Fund’s relative results. The Fund also benefited from prerefunding activity during the period. (Pre-refunded bonds, also known as advance refunding, is a procedure in which a bond issuer floats a second bond at a lower interest rate, and the proceeds from the sale of the second bond are invested, usually in Treasury securities, which in turn, are held in escrow collateralizing the first bond. Advance refunded bonds no longer represent the credit risk profile of the original borrower, and given the high credit quality of the escrow account they often increase in value — sometimes significantly.)
Fundamental analysis drove portfolio changes
We adjusted the Fund’s duration during the period as market conditions shifted. From a sector perspective, we increased the Fund’s exposure to the hospital, ports, power, multi-family and airport sectors, each generally considered somewhat lower quality, in an effort to increase the Fund’s yield when attractive and available. We decreased the Fund’s positions in the toll facilities and water & sewer sectors, which tend to hold bonds of higher quality. We maintained the Fund’s overweight allocations to A-rated and BBB-rated securities as well as to below-investment-grade securities as we sought to capture the spread tightening and carry benefits. (The carry of any asset is the cost or benefit of owning that asset. For example, a bond has positive carry as it pays interest.) We modestly increased the Fund’s exposure to high-yield municipal bonds.
As always, the Fund’s emphasis remains on generating both a high level of income generally exempt from federal income tax and New York state and local taxes as well as capital appreciation.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a Fund that invests more broadly. The value of the Fund’s portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a
Columbia Strategic New York Municipal Income Fund | Annual Report 2018	5

Manager Discussion of Fund Performance  (continued)
whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. Investing in derivatives is a specialized activity that involves special risks, which may result in significant losses. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia Strategic New York Municipal Income Fund | Annual Report 2018

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
May 1, 2018 — October 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	999.50	1,021.17	4.03	4.08	0.80
Advisor Class	1,000.00	1,000.00	1,000.80	1,022.43	2.77	2.80	0.55
Class C	1,000.00	1,000.00	995.90	1,018.90	6.29	6.36	1.25
Institutional Class	1,000.00	1,000.00	999.40	1,022.43	2.77	2.80	0.55
Institutional 2 Class	1,000.00	1,000.00	999.40	1,022.48	2.72	2.75	0.54
Institutional 3 Class	1,000.00	1,000.00	1,001.00	1,022.68	2.52	2.55	0.50
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia Strategic New York Municipal Income Fund | Annual Report 2018	7

Portfolio of Investments
October 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Floating Rate Notes 0.9%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Variable Rate Demand Notes 0.9%
New York City Transitional Finance Authority Future Tax Secured(a),(b)
Revenue Bonds
Future Tax Secured
Subordinated Series 2015 (JPMorgan Chase Bank)
02/01/2045	1.680%	1,800,000	1,800,000
Total Floating Rate Notes (Cost $1,800,000)			1,800,000

Municipal Bonds 97.8%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Air Transportation 4.1%
New York City Industrial Development Agency(c)
Refunding Revenue Bonds
Trips Obligated Group
Series 2012A AMT
07/01/2028	5.000%	2,000,000	2,103,640
New York Transportation Development Corp.(c)
Refunding Revenue Bonds
American Airlines, Inc.
Series 2016 AMT
08/01/2031	5.000%	1,500,000	1,548,030
Revenue Bonds
Delta Air Lines, Inc., LaGuardia
Series 2018 AMT
01/01/2036	5.000%	2,000,000	2,139,400
Port Authority of New York & New Jersey
Revenue Bonds
JFK International Air Terminal
Series 2010
12/01/2042	6.000%	2,000,000	2,141,420
Total			7,932,490
Airport 1.5%
New York Transportation Development Corp.(c)
Revenue Bonds
LaGuardia Airport Terminal B Redevelopment Project
Series 2016 AMT
07/01/2046	4.000%	3,000,000	2,813,520
Charter Schools 1.4%
Build NYC Resource Corp.
Revenue Bonds
Bronx Charter School for Excellence
Series 2013
04/01/2033	5.000%	1,000,000	1,034,330
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
International Leadership Charter School
Series 2013
07/01/2033	5.750%	1,500,000	1,403,925
Build NYC Resource Corp.(d)
Revenue Bonds
International Leadership Charter School
Series 2016
07/01/2046	6.250%	265,000	242,009
Total			2,680,264
Health Services 0.9%
New York State Dormitory Authority
Refunding Revenue Bonds
Icahn School of Medicine at Mount Sinai
Series 2015
07/01/2040	5.000%	1,500,000	1,627,995
Higher Education 6.9%
Build NYC Resource Corp.
Refunding Revenue Bonds
City University of New York-Queens
Series 2014A
06/01/2043	5.000%	1,000,000	1,085,440
Manhattan College Project
Series 2017
08/01/2042	4.000%	750,000	727,560
Dutchess County Local Development Corp.
Refunding Revenue Bonds
Culinary Institute of America (The)
Series 2018
07/01/2033	5.000%	230,000	254,490
07/01/2034	5.000%	500,000	552,385
Geneva Development Corp.
Refunding Revenue Bonds
Hobart & William Smith College
Series 2012
09/01/2025	5.000%	295,000	320,869
New York State Dormitory Authority
Refunding Revenue Bonds
Fordham University
Series 2017
07/01/2035	4.000%	1,000,000	1,025,760
New School
Series 2015A
07/01/2050	5.000%	1,500,000	1,611,405
Pratt Institute
Series 2015A
07/01/2044	5.000%	1,000,000	1,072,700
Series 2016A
07/01/2041	5.000%	500,000	541,620
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Strategic New York Municipal Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
October 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
St. John’s University
Series 2015A
07/01/2037	5.000%	1,000,000	1,093,400
Teacher’s College
Series 2017
07/01/2033	4.000%	500,000	511,760
Revenue Bonds
Manhattan Marymount College
Series 2009
07/01/2029	5.250%	1,500,000	1,523,640
St. John’s University
Series 2007C (NPFGC)
07/01/2026	5.250%	1,205,000	1,400,993
State University Dormitory Facilities
Series 2011A
07/01/2031	5.000%	1,000,000	1,065,340
Niagara Area Development Corp.
Revenue Bonds
Niagara University Project
Series 2012A
05/01/2035	5.000%	500,000	531,600
Total			13,318,962
Hospital 12.4%
Buffalo & Erie County Industrial Land Development Corp.
Revenue Bonds
Catholic Health System
Series 2015
07/01/2040	5.000%	1,000,000	1,048,990
Build NYC Resource Corp.
Refunding Revenue Bonds
New York Methodist Hospital Project
Series 2014
07/01/2029	5.000%	225,000	244,361
07/01/2030	5.000%	180,000	194,717
Dutchess County Local Development Corp.
Revenue Bonds
Health Quest Systems, Inc.
Series 2016B
07/01/2041	4.000%	2,000,000	1,919,180
Series 2014A
07/01/2044	5.000%	1,000,000	1,064,250
Monroe County Industrial Development Corp.
Refunding Revenue Bonds
Rochester General Hospital
Series 2013A
12/01/2032	5.000%	1,350,000	1,443,825
University of Rochester Project
Series 2017
07/01/2037	4.000%	500,000	503,990
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Unity Hospital-Rochester Project
Series 2010 (FHA)
08/15/2035	5.750%	2,000,000	2,161,100
Nassau County Local Economic Assistance Corp.
Revenue Bonds
Catholic Health Services-Long Island
Series 2014
07/01/2032	5.000%	750,000	802,935
New York State Dormitory Authority
Refunding Revenue Bonds
Memorial Sloan-Kettering Cancer Center
Series 2017
07/01/2047	4.000%	500,000	503,625
Montefiore Obligation Group
Series 2018
08/01/2035	5.000%	350,000	384,227
North Shore - Long Island Jewish Obligation Group
Series 2015A
05/01/2037	5.000%	2,000,000	2,163,340
NYU Hospitals Center
Series 2014
07/01/2036	5.000%	1,000,000	1,085,510
Series 2016
07/01/2040	4.000%	1,000,000	994,220
Revenue Bonds
Mount Sinai Hospital
Series 2010A
07/01/2026	5.000%	2,275,000	2,371,596
Series 2011A
07/01/2041	5.000%	2,000,000	2,116,340
Unrefunded Revenue Bonds
University of Rochester
Series 2009
07/01/2039	5.125%	130,000	132,497
New York State Dormitory Authority(d)
Refunding Revenue Bonds
Orange Regional Medical Center
Series 2017
12/01/2037	5.000%	400,000	426,700
Suffolk County Economic Development Corp.
Unrefunded Revenue Bonds
Catholic Health Services
Series 2011
07/01/2028	5.000%	2,990,000	3,163,928
Westchester County Healthcare Corp.
Unrefunded Revenue Bonds
Senior Lien
Series 2010C-2
11/01/2037	6.125%	205,000	217,616

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic New York Municipal Income Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
October 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Westchester County Local Development Corp.
Refunding Revenue Bonds
Westchester Medical Center
Series 2016
11/01/2037	3.750%	1,000,000	903,710
Total			23,846,657
Human Service Provider 0.5%
Dutchess County Local Development Corp.
Revenue Bonds
Anderson Center Services, Inc. Project
Series 2010
10/01/2030	6.000%	900,000	918,495
Independent Power 0.3%
Suffolk County Industrial Development Agency(c)
Revenue Bonds
Nissequogue Cogen Partners Facility
Series 1998 AMT
01/01/2023	5.500%	610,000	610,085
Local Appropriation 1.2%
New York State Dormitory Authority(e)
Revenue Bonds
Capital Appreciation-Court Facilities-Westchester
Series 1998
08/01/2019	0.000%	1,200,000	1,181,940
Suffolk County Judicial Facilities Agency
Revenue Bonds
H. Lee Dennison Building
Series 2013
11/01/2025	5.000%	1,000,000	1,081,560
Total			2,263,500
Local General Obligation 6.2%
City of New York
Unlimited General Obligation Bonds
Series 2016B1
12/01/2032	5.000%	500,000	564,005
Series 2017B-1
10/01/2041	4.000%	1,000,000	1,002,210
Unlimited General Obligation Refunding Bonds
Fiscal 2015
Series 2014A
08/01/2031	5.000%	500,000	554,635
Series 2017C
08/01/2034	4.000%	1,500,000	1,542,015
Unrefunded Unlimited General Obligation Bonds
Subordinated Series 2009I-1
04/01/2027	5.125%	235,000	238,006
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
City of Syracuse(c)
Unlimited General Obligation Bonds
Airport Terminal Security Access Improvement
Series 2011 AMT
11/01/2036	5.000%	1,750,000	1,832,705
County of Erie
Limited General Obligation Bonds
Public Improvement
Series 2015A
09/15/2028	5.000%	275,000	310,178
County of Nassau
Limited General Obligation Bonds
Series 2017B
04/01/2037	5.000%	2,000,000	2,183,440
Limited General Obligation Refunding Bonds
Series 2016A
01/01/2038	5.000%	1,000,000	1,076,540
Mount Sinai Union Free School District
Unlimited General Obligation Refunding Bonds
Series 1992 (AMBAC)
02/15/2019	6.200%	1,005,000	1,017,371
New York State Dormitory Authority
Revenue Bonds
School Districts Bond Financing Program
Series 2013F
10/01/2021	5.000%	1,000,000	1,078,590
Sullivan West Central School District
Unlimited General Obligation Refunding Bonds
Series 2012
04/15/2024	5.000%	500,000	561,175
Total			11,960,870
Multi-Family 4.6%
Amherst Development Corp.
Refunding Revenue Bonds
University of Buffalo Student Housing
Series 2017 (AGM)
10/01/2045	5.000%	500,000	549,355
Housing Development Corp.
Revenue Bonds
Gateway Apartments
Series 2009A
09/15/2025	4.500%	165,000	167,645
Series 2009C-1
11/01/2034	5.500%	500,000	505,875
Series 2009M
11/01/2045	5.150%	1,250,000	1,256,387
Sustainable Neighborhood
Series 2017G
11/01/2047	3.700%	2,000,000	1,849,040

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Strategic New York Municipal Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
October 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York State Housing Finance Agency
Revenue Bonds
Affordable Housing
Series 2017M
11/01/2042	3.650%	750,000	705,323
Green Bond
Series 2017H
11/01/2047	3.650%	1,360,000	1,248,086
Series 2017L (GNMA)
11/01/2037	3.300%	540,000	491,378
Onondaga Civic Development Corp.
Revenue Bonds
Upstate Properties Development, Inc.
Series 2011
12/01/2041	5.250%	1,945,000	2,093,014
Total			8,866,103
Municipal Power 4.8%
Long Island Power Authority
Refunding Revenue Bonds
Series 2014A
09/01/2044	5.000%	1,000,000	1,088,350
Series 2016B
09/01/2036	5.000%	1,000,000	1,100,480
Revenue Bonds
Electric System General Purpose
Series 2015B
09/01/2026	5.000%	1,030,000	1,159,039
09/01/2045	5.000%	1,380,000	1,496,872
General
Series 2017
09/01/2047	5.000%	1,000,000	1,090,040
Series 2012A
09/01/2037	5.000%	2,000,000	2,147,400
Series 2018
09/01/2038	5.000%	1,000,000	1,110,620
Total			9,192,801
Other Industrial Development Bond 1.3%
New York Liberty Development Corp.
Revenue Bonds
Goldman Sachs Headquarters
Series 2007
10/01/2037	5.500%	260,000	317,645
Onondaga County Industrial Development Agency(c)
Revenue Bonds
Bristol-Meyers Squibb Co. Project
Series 1994 AMT
03/01/2024	5.750%	2,000,000	2,274,260
Total			2,591,905
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Other Revenue 1.1%
Brooklyn Arena Local Development Corp.
Refunding Revenue Bonds
Barclays Center Project
Series 2016A
07/15/2042	5.000%	2,000,000	2,118,480
Pool / Bond Bank 1.1%
New York State Dormitory Authority
Unrefunded Revenue Bonds
School Districts Bond Financing Program
Series 2009 (AGM)
10/01/2036	5.125%	15,000	15,399
New York State Environmental Facilities Corp.
Revenue Bonds
Series 2009A
06/15/2034	5.000%	2,000,000	2,034,460
Total			2,049,859
Ports 7.7%
Port Authority of New York & New Jersey(c)
Refunding Revenue Bonds
193rd Series 2015 AMT
10/15/2035	5.000%	3,135,000	3,402,792
195th Series 2016 AMT
04/01/2036	5.000%	1,000,000	1,095,640
Consolidated 186th
Series 2014 AMT
10/15/2044	5.000%	1,000,000	1,069,420
Series 2018-207 AMT
09/15/2043	4.000%	1,500,000	1,469,805
Port Authority of New York & New Jersey
Refunding Revenue Bonds
Consol-211th
Series 2018
09/01/2043	4.000%	3,000,000	2,976,510
Revenue Bonds
Consolidated 85th
Series 1993
03/01/2028	5.375%	2,000,000	2,285,380
Consolidated 93rd
Series 1994
06/01/2094	6.125%	2,250,000	2,608,762
Total			14,908,309
Prep School 1.4%
Build NYC Resource Corp.
Refunding Revenue Bonds
Series 2015
06/01/2033	5.000%	500,000	549,585
06/01/2035	5.000%	700,000	766,388

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic New York Municipal Income Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
October 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York State Dormitory Authority
Revenue Bonds
Convent-Sacred Heart
Series 2011 (AGM)
11/01/2035	5.625%	750,000	805,455
Rensselaer County Industrial Development Agency
Refunding Revenue Bonds
Emma Willard School Project
Series 2015A
01/01/2036	5.000%	500,000	545,580
Total			2,667,008
Recreation 2.3%
Build NYC Resource Corp.
Refunding Revenue Bonds
YMCA of Greater New York Project
Series 2015
08/01/2040	5.000%	900,000	963,144
Revenue Bonds
YMCA of Greater New York Project
Series 2012
08/01/2032	5.000%	500,000	527,000
New York City Industrial Development Agency
Revenue Bonds
Pilot-Queens Baseball Stadium
Series 2006 (AMBAC)
01/01/2024	5.000%	500,000	506,245
Pilot-Yankee Stadium
Series 2009 (AGM)
03/01/2049	7.000%	250,000	254,823
New York City Trust for Cultural Resources
Refunding Revenue Bonds
American Museum of Natural History
Series 2014S
07/01/2041	5.000%	2,000,000	2,199,200
Total			4,450,412
Refunded / Escrowed 13.5%
City of New York
Prerefunded 04/01/19 Unlimited General Obligation Bonds
Subordinated Series 2009I-1
04/01/2027	5.125%	1,265,000	1,282,444
Long Island Power Authority
Prerefunded 05/01/19 Revenue Bonds
Series 2008A
05/01/2033	6.000%	1,000,000	1,020,600
Metropolitan Transportation Authority
Prerefunded 11/15/19 Revenue Bonds
Series 2009B
11/15/2034	5.000%	1,000,000	1,031,860
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Prerefunded 11/15/20 Revenue Bonds
Transportation
Series 2010D
11/15/2034	5.000%	1,350,000	1,429,569
Prerefunded 11/15/21 Revenue Bonds
Series 2011D
11/15/2036	5.000%	1,000,000	1,085,170
Prerefunded 11/15/22 Revenue Bonds
Series 2012E
11/15/2031	5.000%	1,000,000	1,109,200
Nassau County Industrial Development Agency
Prerefunded 03/01/20 Revenue Bonds
New York Institute of Technology Project
Series 2000A
03/01/2026	4.750%	1,210,000	1,250,535
Nassau County Interim Finance Authority
Prerefunded 05/15/19 Revenue Bonds
Sales Tax Secured
Series 2009
11/15/2024	5.000%	235,000	238,840
New York City Water & Sewer System
Prerefunded 06/15/21 Revenue Bonds
Series 2011AA
06/15/2044	5.000%	1,000,000	1,073,250
New York State Dormitory Authority
Prerefunded 03/01/19 Revenue Bonds
Teacher’s College
Series 2009
03/01/2039	5.500%	500,000	506,070
Prerefunded 03/15/19 Revenue Bonds
Education
Series 2008B
03/15/2036	5.750%	500,000	507,240
Prerefunded 05/01/19 Revenue Bonds
North Shore-Long Island Jewish Obligation Group
Series 2009A
05/01/2037	5.500%	2,000,000	2,036,760
Prerefunded 07/01/19 Revenue Bonds
Mount Sinai School of Medicine
Series 2009
07/01/2039	5.125%	1,000,000	1,021,080
Pratt Institute
Series 2009C (AGM)
07/01/2039	5.125%	1,000,000	1,021,420
University of Rochester
Series 2009
07/01/2039	5.125%	870,000	888,636
Prerefunded 07/01/20 Revenue Bonds
New York University Hospital Center
Series 2011A
07/01/2031	5.750%	800,000	848,016

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Strategic New York Municipal Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
October 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
The New School
Series 2010
07/01/2040	5.500%	1,500,000	1,583,925
Prerefunded 10/01/19 Revenue Bonds
School Districts Bond Financing Program
Series 2009 (AGM)
10/01/2036	5.125%	985,000	1,013,811
Prerefunded 12/01/18 Revenue Bonds
Orange Regional Medical Center
Series 2008
12/01/2029	6.125%	900,000	903,168
New York State Thruway Authority Highway & Bridge Trust Fund
Prerefunded 04/01/19 Revenue Bonds
Series 2009A-1
04/01/2029	5.000%	1,000,000	1,013,280
Onondaga Civic Development Corp.
Prerefunded 07/01/19 Revenue Bonds
St. Joseph’s Hospital Health Center Project
Series 2014
07/01/2031	5.125%	1,000,000	1,021,080
Suffolk County Economic Development Corp.
Prerefunded 07/01/21 Revenue Bonds
Catholic Health Services
Series 2011
07/01/2028	5.000%	510,000	547,286
Triborough Bridge & Tunnel Authority
Prerefunded 01/01/22 Revenue Bonds
General Purpose
Series 1999B
01/01/2030	5.500%	1,800,000	1,943,280
Westchester County Healthcare Corp.
Prerefunded 11/01/20 Revenue Bonds
Senior Lien
Series 2010C
11/01/2037	6.125%	1,645,000	1,772,833
Total			26,149,353
Resource Recovery 1.0%
Build NYC Resource Corp.(c),(d)
Refunding Revenue Bonds
Pratt Paper, Inc. Project
Series 2014 AMT
01/01/2035	5.000%	750,000	788,903
Jefferson County Industrial Development Agency(c),(d)
Revenue Bonds
Green Bonds
Series 2014 AMT
01/01/2024	5.250%	1,280,000	1,221,952
Total			2,010,855
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Retirement Communities 3.2%
Brookhaven Local Development Corp.
Refunding Revenue Bonds
Jeffersons Ferry Project
Series 2016
11/01/2036	5.250%	750,000	829,845
New York State Dormitory Authority
Revenue Bonds
Miriam Osborn Memorial Home Association
Series 2012
07/01/2029	5.000%	1,000,000	1,014,530
Suffolk County Economic Development Corp.
Refunding Revenue Bonds
Peconic Landing Southold
Series 2010
12/01/2040	6.000%	1,225,000	1,292,963
Tompkins County Development Corp.
Refunding Revenue Bonds
Kendal at Ithaca, Inc. Project
Series 2014
07/01/2044	5.000%	1,655,000	1,733,778
Ulster County Capital Resource Corp.(d)
Refunding Revenue Bonds
Woodland Pond at New Paltz
Series 2017
09/15/2047	5.250%	500,000	464,950
09/15/2053	5.250%	1,000,000	916,630
Total			6,252,696
Sales Tax 0.0%
Nassau County Interim Finance Authority
Unrefunded Revenue Bonds
Sales Tax Secured
Series 2009
11/15/2024	5.000%	15,000	15,235
Single Family 0.8%
State of New York Mortgage Agency
Refunding Revenue Bonds
Series 2016-195
10/01/2046	4.000%	1,540,000	1,591,436
Special Non Property Tax 2.9%
Metropolitan Transportation Authority(e)
Refunding Revenue Bonds
Series 2012A
11/15/2032	0.000%	2,500,000	1,449,750
New York City Transitional Finance Authority
Refunded Revenue Bonds
Future Tax Secured
Subordinated Series 2012B
11/01/2030	5.000%	500,000	543,695

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic New York Municipal Income Fund | Annual Report 2018	13

Portfolio of Investments  (continued)
October 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York City Transitional Finance Authority Building Aid
Revenue Bonds
Fiscal 2009
Series 2009S-3
01/15/2022	5.000%	1,000,000	1,006,470
Series 2009S-5
01/15/2032	5.000%	1,000,000	1,006,470
New York Convention Center Development Corp.
Refunding Revenue Bonds
Hotel Unit Fee Secured
Series 2015
11/15/2045	5.000%	1,500,000	1,635,330
Total			5,641,715
Special Property Tax 0.5%
Glen Cove Local Economic Assistance Corp.
Refunding Revenue Bonds
Garview Point Public Improvement Project
Series 2016
01/01/2056	5.000%	1,000,000	1,015,340
State Appropriated 1.6%
Erie County Industrial Development Agency (The)
Revenue Bonds
School District of Buffalo Project
Series 2011A
05/01/2032	5.250%	1,000,000	1,067,430
New York State Dormitory Authority
Revenue Bonds
Consolidated City University System 2nd Generation
Series 1993A
07/01/2020	6.000%	2,000,000	2,085,380
Total			3,152,810
Student Loan 0.0%
State of New York Mortgage Agency
Revenue Bonds
New York State Higher Education Finance
Series 2009
11/01/2026	4.750%	75,000	75,962
Tobacco 2.7%
Chautauqua Tobacco Asset Securitization Corp.
Refunding Revenue Bonds
Series 2014
06/01/2034	5.000%	1,000,000	1,033,370
New York Counties Tobacco Trust VI
Refunding Revenue Bonds
Tobacco Settlement Pass-Through
Series 2016
06/01/2051	5.000%	2,000,000	2,042,940
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
TSASC, Inc.
Refunding Revenue Bonds
Series 2017A
06/01/2041	5.000%	2,000,000	2,047,560
Total			5,123,870
Transportation 6.6%
Metropolitan Transportation Authority
Refunding Revenue Bonds
Series 2015F
11/15/2033	5.000%	1,000,000	1,099,360
Series 2017D
11/15/2042	4.000%	2,000,000	1,969,580
Revenue Bonds
Green Bonds
Series 2016A-1
11/15/2041	5.000%	1,000,000	1,077,300
Series 2005B (AMBAC)
11/15/2023	5.250%	1,250,000	1,404,775
Series 2016-C-1
11/15/2056	5.250%	2,000,000	2,184,700
Transportation
Series 2014B
11/15/2044	5.000%	2,000,000	2,136,280
Series 2015B
11/15/2040	5.000%	1,675,000	1,802,384
Transportation Program
Subordinated Series 2015A-1
11/15/2045	5.000%	1,000,000	1,068,260
Total			12,742,639
Turnpike / Bridge / Toll Road 4.5%
New York State Thruway Authority
Revenue Bonds
General
Series 2012I
01/01/2032	5.000%	2,000,000	2,121,040
Series 2014J
01/01/2041	5.000%	3,000,000	3,260,970
Triborough Bridge & Tunnel Authority
Refunding Revenue Bonds
General Purpose
Series 2016A
11/15/2041	5.000%	3,000,000	3,304,140
Total			8,686,150

The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Strategic New York Municipal Income Fund | Annual Report 2018

Portfolio of Investments  (continued)
October 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Water & Sewer 0.8%
New York City Water & Sewer System
Revenue Bonds
Series 2009EE
06/15/2040	5.250%	500,000	508,725
Niagara Falls Public Water Authority
Revenue Bonds
Series 2013A
07/15/2029	5.000%	1,000,000	1,090,280
Total			1,599,005
Total Municipal Bonds (Cost $186,557,868)			188,874,781
Total Investments in Securities (Cost: $188,357,868)	190,674,781
Other Assets & Liabilities, Net	2,447,285
Net Assets	193,122,066

Notes to Portfolio of Investments
(a)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(b)	Represents a variable rate security where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate. The interest rate shown was the current rate as of October 31, 2018.
(c)	Income from this security may be subject to alternative minimum tax.
(d)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At October 31, 2018, the total value of these securities amounted to $4,061,144, which represents 2.10% of total net assets.
(e)	Zero coupon bond.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
AMBAC	Ambac Assurance Corporation
AMT	Alternative Minimum Tax
FHA	Federal Housing Authority
GNMA	Government National Mortgage Association
NPFGC	National Public Finance Guarantee Corporation
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic New York Municipal Income Fund | Annual Report 2018	15

Portfolio of Investments  (continued)
October 31, 2018
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments in Securities
Floating Rate Notes	—	1,800,000	—	1,800,000
Municipal Bonds	—	188,874,781	—	188,874,781
Total Investments in Securities	—	190,674,781	—	190,674,781
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Strategic New York Municipal Income Fund | Annual Report 2018

Statement of Assets and Liabilities
October 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $188,357,868)	$190,674,781
Cash	105,720
Receivable for:
Capital shares sold	582,515
Interest	2,904,137
Expense reimbursement due from Investment Manager	213
Prepaid expenses	1,055
Trustees’ deferred compensation plan	60,682
Total assets	194,329,103
Liabilities
Payable for:
Capital shares purchased	539,268
Distributions to shareholders	548,307
Management services fees	2,491
Distribution and/or service fees	1,233
Transfer agent fees	11,713
Compensation of chief compliance officer	8
Other expenses	43,335
Trustees’ deferred compensation plan	60,682
Total liabilities	1,207,037
Net assets applicable to outstanding capital stock	$193,122,066
Represented by
Paid in capital	190,693,735
Total distributable earnings (loss)	2,428,331
Total - representing net assets applicable to outstanding capital stock	$193,122,066
Class A
Net assets	$120,624,506
Shares outstanding	16,924,558
Net asset value per share	$7.13
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$7.35
Advisor Class
Net assets	$4,820,673
Shares outstanding	677,238
Net asset value per share	$7.12
Class C
Net assets	$21,110,649
Shares outstanding	2,963,330
Net asset value per share	$7.12
Institutional Class
Net assets	$41,071,908
Shares outstanding	5,767,028
Net asset value per share	$7.12
Institutional 2 Class
Net assets	$5,456,670
Shares outstanding	768,084
Net asset value per share	$7.10
Institutional 3 Class
Net assets	$37,660
Shares outstanding	5,285
Net asset value per share	$7.13
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic New York Municipal Income Fund | Annual Report 2018	17

Statement of Operations
Year Ended October 31, 2018
Net investment income
Income:
Interest	$8,379,494
Total income	8,379,494
Expenses:
Management services fees	982,344
Distribution and/or service fees
Class A	323,552
Class C	255,711
Transfer agent fees
Class A	96,480
Advisor Class	2,265
Class C	19,041
Institutional Class	33,714
Institutional 2 Class	3,327
Institutional 3 Class	11
Compensation of board members	16,215
Custodian fees	2,888
Printing and postage fees	22,503
Registration fees	11,933
Audit fees	34,645
Legal fees	4,959
Compensation of chief compliance officer	81
Other	19,674
Total expenses	1,829,343
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(100,551)
Fees waived by distributor
Class C	(76,713)
Fees waived by transfer agent
Institutional 2 Class	(170)
Institutional 3 Class	(6)
Expense reduction	(260)
Total net expenses	1,651,643
Net investment income	6,727,851
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(153,229)
Futures contracts	(120,506)
Net realized loss	(273,735)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(8,679,902)
Net change in unrealized appreciation (depreciation)	(8,679,902)
Net realized and unrealized loss	(8,953,637)
Net decrease in net assets resulting from operations	$(2,225,786)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Strategic New York Municipal Income Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended October 31, 2018	Year Ended October 31, 2017 (a)
Operations
Net investment income	$6,727,851	$7,010,402
Net realized gain (loss)	(273,735)	409,274
Net change in unrealized appreciation (depreciation)	(8,679,902)	(4,506,392)
Net increase (decrease) in net assets resulting from operations	(2,225,786)	2,913,284
Distributions to shareholders
Net investment income and net realized gains
Class A	(4,359,826)
Advisor Class	(109,543)
Class C	(747,829)
Institutional Class	(1,637,193)
Institutional 2 Class	(206,972)
Institutional 3 Class	(1,882)
Net investment income
Class A		(4,691,145)
Advisor Class		(34,265)
Class B		(2,379)
Class C		(788,155)
Institutional Class		(1,264,946)
Institutional 2 Class		(120,187)
Institutional 3 Class		(513)
Net realized gains
Class A		(235,506)
Advisor Class		(445)
Class B		(199)
Class C		(39,875)
Institutional Class		(32,751)
Institutional 2 Class		(520)
Total distributions to shareholders	(7,063,245)	(7,210,886)
Decrease in net assets from capital stock activity	(15,539,756)	(14,179,137)
Total decrease in net assets	(24,828,787)	(18,476,739)
Net assets at beginning of year	217,950,853	236,427,592
Net assets at end of year	$193,122,066	$217,950,853
Undistributed net investment income	$686,219	$650,454

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic New York Municipal Income Fund | Annual Report 2018	19

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	October 31, 2018		October 31, 2017 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,582,248	11,573,639	1,941,575	14,363,560
Distributions reinvested	504,382	3,684,212	575,053	4,248,591
Redemptions	(3,220,692)	(23,454,278)	(8,123,570)	(59,661,667)
Net decrease	(1,134,062)	(8,196,427)	(5,606,942)	(41,049,516)
Advisor Class
Subscriptions	401,623	2,897,414	310,382	2,307,386
Distributions reinvested	15,003	109,176	4,626	34,345
Redemptions	(77,745)	(561,276)	(15,037)	(110,379)
Net increase	338,881	2,445,314	299,971	2,231,352
Class B
Subscriptions	—	—	163	1,201
Distributions reinvested	—	—	19	138
Redemptions	—	—	(20,124)	(150,052)
Net decrease	—	—	(19,942)	(148,713)
Class C
Subscriptions	372,683	2,737,145	674,249	4,974,906
Distributions reinvested	81,291	593,922	87,453	646,379
Redemptions	(1,245,308)	(9,100,400)	(1,011,697)	(7,491,898)
Net decrease	(791,334)	(5,769,333)	(249,995)	(1,870,613)
Institutional Class
Subscriptions	1,422,612	10,435,943	4,017,550	29,462,507
Distributions reinvested	160,810	1,173,330	119,342	883,974
Redemptions	(2,027,015)	(14,770,385)	(1,335,606)	(9,854,173)
Net increase (decrease)	(443,593)	(3,161,112)	2,801,286	20,492,308
Institutional 2 Class
Subscriptions	143,450	1,035,951	887,417	6,541,450
Distributions reinvested	28,380	206,606	16,199	120,343
Redemptions	(278,338)	(2,035,721)	(80,710)	(600,842)
Net increase (decrease)	(106,508)	(793,164)	822,906	6,060,951
Institutional 3 Class
Subscriptions	2,594	18,688	14,974	111,587
Distributions reinvested	203	1,493	38	279
Redemptions	(11,616)	(85,215)	(908)	(6,772)
Net increase (decrease)	(8,819)	(65,034)	14,104	105,094
Total net decrease	(2,145,435)	(15,539,756)	(1,938,612)	(14,179,137)

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Strategic New York Municipal Income Fund | Annual Report 2018

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Columbia Strategic New York Municipal Income Fund | Annual Report 2018	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 10/31/2018	$7.45	0.23	(0.30)	(0.07)	(0.24)	(0.01)	(0.25)
Year Ended 10/31/2017	$7.58	0.24	(0.13)	0.11	(0.23)	(0.01)	(0.24)
Year Ended 10/31/2016	$7.50	0.24	0.10	0.34	(0.24)	(0.02)	(0.26)
Year Ended 10/31/2015	$7.51	0.27	(0.01)	0.26	(0.27)	—	(0.27)
Year Ended 10/31/2014	$7.21	0.27	0.35	0.62	(0.27)	(0.05)	(0.32)
Advisor Class
Year Ended 10/31/2018	$7.44	0.25	(0.31)	(0.06)	(0.25)	(0.01)	(0.26)
Year Ended 10/31/2017	$7.57	0.26	(0.13)	0.13	(0.25)	(0.01)	(0.26)
Year Ended 10/31/2016	$7.49	0.25	0.11	0.36	(0.26)	(0.02)	(0.28)
Year Ended 10/31/2015	$7.50	0.29	(0.02)	0.27	(0.28)	—	(0.28)
Year Ended 10/31/2014	$7.20	0.29	0.35	0.64	(0.29)	(0.05)	(0.34)
Class C
Year Ended 10/31/2018	$7.45	0.20	(0.32)	(0.12)	(0.20)	(0.01)	(0.21)
Year Ended 10/31/2017	$7.58	0.20	(0.12)	0.08	(0.20)	(0.01)	(0.21)
Year Ended 10/31/2016	$7.50	0.21	0.09	0.30	(0.20)	(0.02)	(0.22)
Year Ended 10/31/2015	$7.51	0.24	(0.02)	0.22	(0.23)	—	(0.23)
Year Ended 10/31/2014	$7.21	0.24	0.35	0.59	(0.24)	(0.05)	(0.29)
Institutional Class
Year Ended 10/31/2018	$7.45	0.25	(0.32)	(0.07)	(0.25)	(0.01)	(0.26)
Year Ended 10/31/2017	$7.58	0.26	(0.13)	0.13	(0.25)	(0.01)	(0.26)
Year Ended 10/31/2016	$7.50	0.26	0.10	0.36	(0.26)	(0.02)	(0.28)
Year Ended 10/31/2015	$7.51	0.29	(0.02)	0.27	(0.28)	—	(0.28)
Year Ended 10/31/2014	$7.21	0.29	0.35	0.64	(0.29)	(0.05)	(0.34)
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Strategic New York Municipal Income Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 10/31/2018	$7.13	(1.02%)	0.85%	0.80% (c)	3.21%	19%	$120,625
Year Ended 10/31/2017	$7.45	1.59%	0.85%	0.79% (c)	3.21%	7%	$134,602
Year Ended 10/31/2016	$7.58	4.53%	0.91%	0.80% (c)	3.17%	9%	$179,419
Year Ended 10/31/2015	$7.50	3.46%	0.92%	0.78% (c)	3.60%	11%	$147,143
Year Ended 10/31/2014	$7.51	8.80%	0.92%	0.78% (c)	3.73%	11%	$147,024
Advisor Class
Year Ended 10/31/2018	$7.12	(0.78%)	0.60%	0.55% (c)	3.48%	19%	$4,821
Year Ended 10/31/2017	$7.44	1.84%	0.59%	0.55% (c)	3.46%	7%	$2,518
Year Ended 10/31/2016	$7.57	4.80%	0.66%	0.56% (c)	3.32%	9%	$291
Year Ended 10/31/2015	$7.49	3.72%	0.67%	0.53% (c)	3.86%	11%	$41
Year Ended 10/31/2014	$7.50	9.09%	0.65%	0.53% (c)	3.95%	11%	$10
Class C
Year Ended 10/31/2018	$7.12	(1.60%)	1.60%	1.25% (c)	2.76%	19%	$21,111
Year Ended 10/31/2017	$7.45	1.13%	1.60%	1.24% (c)	2.76%	7%	$27,972
Year Ended 10/31/2016	$7.58	4.07%	1.66%	1.25% (c)	2.69%	9%	$30,350
Year Ended 10/31/2015	$7.50	3.00%	1.67%	1.23% (c)	3.15%	11%	$19,165
Year Ended 10/31/2014	$7.51	8.32%	1.66%	1.23% (c)	3.28%	11%	$16,578
Institutional Class
Year Ended 10/31/2018	$7.12	(0.91%)	0.60%	0.55% (c)	3.46%	19%	$41,072
Year Ended 10/31/2017	$7.45	1.84%	0.60%	0.55% (c)	3.48%	7%	$46,257
Year Ended 10/31/2016	$7.58	4.79%	0.66%	0.55% (c)	3.40%	9%	$25,827
Year Ended 10/31/2015	$7.50	3.72%	0.67%	0.53% (c)	3.85%	11%	$17,088
Year Ended 10/31/2014	$7.51	9.07%	0.67%	0.53% (c)	3.98%	11%	$13,961
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic New York Municipal Income Fund | Annual Report 2018	23

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 2 Class
Year Ended 10/31/2018	$7.43	0.25	(0.32)	(0.07)	(0.25)	(0.01)	(0.26)
Year Ended 10/31/2017	$7.55	0.26	(0.12)	0.14	(0.25)	(0.01)	(0.26)
Year Ended 10/31/2016	$7.48	0.25	0.10	0.35	(0.26)	(0.02)	(0.28)
Year Ended 10/31/2015	$7.49	0.29	(0.01)	0.28	(0.29)	—	(0.29)
Year Ended 10/31/2014	$7.20	0.29	0.34	0.63	(0.29)	(0.05)	(0.34)
Institutional 3 Class
Year Ended 10/31/2018	$7.45	0.26	(0.31)	(0.05)	(0.26)	(0.01)	(0.27)
Year Ended 10/31/2017(d)	$7.33	0.17	0.12 (e)	0.29	(0.17)	—	(0.17)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(e)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(f)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Strategic New York Municipal Income Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 2 Class
Year Ended 10/31/2018	$7.10	(0.91%)	0.58%	0.54%	3.46%	19%	$5,457
Year Ended 10/31/2017	$7.43	1.98%	0.59%	0.54%	3.46%	7%	$6,497
Year Ended 10/31/2016	$7.55	4.71%	0.60%	0.51%	3.33%	9%	$390
Year Ended 10/31/2015	$7.48	3.76%	0.58%	0.49%	3.89%	11%	$10
Year Ended 10/31/2014	$7.49	8.98%	0.62%	0.49%	4.13%	11%	$10
Institutional 3 Class
Year Ended 10/31/2018	$7.13	(0.72%)	0.54%	0.50%	3.49%	19%	$38
Year Ended 10/31/2017(d)	$7.45	4.00%	0.54% (f)	0.50% (f)	3.62% (f)	7%	$105
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Strategic New York Municipal Income Fund | Annual Report 2018	25

Notes to Financial Statements
October 31, 2018
Note 1. Organization
Columbia Strategic New York Municipal Income Fund (formerly known as Columbia New York Tax-Exempt Fund) (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Effective January 22, 2018, Columbia New York Tax-Exempt Fund was renamed Columbia Strategic New York Municipal Income Fund.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares will automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or
26	Columbia Strategic New York Municipal Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018
not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Columbia Strategic New York Municipal Income Fund | Annual Report 2018	27

Notes to Financial Statements  (continued)
October 31, 2018
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
28	Columbia Strategic New York Municipal Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the year ended October 31, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Interest rate risk	(120,506)
The following table is a summary of the average outstanding volume by derivative instrument for the year ended October 31, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — short	1,052,515

*	Based on the ending daily outstanding amounts for the year ended October 31, 2018.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Columbia Strategic New York Municipal Income Fund | Annual Report 2018	29

Notes to Financial Statements  (continued)
October 31, 2018
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.47% to 0.31% as the Fund’s net assets increase. The effective management services fee rate for the year ended October 31, 2018 was 0.47% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
30	Columbia Strategic New York Municipal Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. Prior to March 1, 2018, Institutional 2 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
For the year ended October 31, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.07
Advisor Class	0.07
Class C	0.07
Institutional Class	0.07
Institutional 2 Class	0.06
Institutional 3 Class	0.01
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
The lease and the Guaranty expire in January 2019. At October 31, 2018, the Fund’s total potential future obligation over the life of the Guaranty is $4,421. The liability remaining at October 31, 2018 for non-recurring charges associated with the lease amounted to $2,678 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2018, these minimum account balance fees reduced total expenses of the Fund by $260.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Columbia Strategic New York Municipal Income Fund | Annual Report 2018	31

Notes to Financial Statements  (continued)
October 31, 2018
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class C shares of the Fund.
The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended October 31, 2018, if any, are listed below:
Amount ($)
Class A	44,374
Class C	1,194
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	March 1, 2018 through February 28, 2019	Prior to March 1, 2018
Class A	0.80%	0.80%
Advisor Class	0.55	0.55
Class C	1.55	1.55
Institutional Class	0.55	0.55
Institutional 2 Class	0.54	0.55
Institutional 3 Class	0.50	0.50
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment, prior to March 1, 2018, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
32	Columbia Strategic New York Municipal Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018
At October 31, 2018, these differences were primarily due to differing treatment for deferral/reversal of wash sale losses, tax straddles, capital loss carryforwards, trustees’ deferred compensation, distributions, principal and/or interest from fixed income securities and distribution reclassifications. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(20,064)	20,064	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended October 31, 2018				Year Ended October 31, 2017
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
167,870	6,524,216	371,159	7,063,245	26,506	6,875,084	309,296	7,210,886
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At October 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	855,863	—	(334,020)	2,515,477
At October 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
188,159,304	5,708,014	(3,192,537)	2,515,477
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at October 31, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended October 31, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	334,020	334,020	—	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia Strategic New York Municipal Income Fund | Annual Report 2018	33

Notes to Financial Statements  (continued)
October 31, 2018
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $39,803,228 and $52,097,072, respectively, for the year ended October 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended October 31, 2018.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended October 31, 2018.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Geographic concentration risk
Because the Fund invests substantially in municipal securities issued by the state identified in the Fund’s name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state’s financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.
34	Columbia Strategic New York Municipal Income Fund | Annual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
Shareholder concentration risk
At October 31, 2018, one unaffiliated shareholder of record owned 12.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 25.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Strategic New York Municipal Income Fund | Annual Report 2018	35

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia Strategic New York Municipal Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia Strategic New York Municipal Income Fund (one of the funds constituting Columbia Funds Series Trust I, hereafter referred to as the "Fund") as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 20, 2018
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
36	Columbia Strategic New York Municipal Income Fund | Annual Report 2018

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Exempt- interest dividends
97.49%
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes. A portion of the income may be subject to federal alternative minimum tax.
Columbia Strategic New York Municipal Income Fund | Annual Report 2018	37

Trustees and Officers
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) from September 2007 to October 2018	69	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	69	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	69	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	69	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
38	Columbia Strategic New York Municipal Income Fund | Annual Report 2018

Trustees and Officers  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College from August 2007 to June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	69	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	69	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	69	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	69	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	69	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Columbia Strategic New York Municipal Income Fund | Annual Report 2018	39

Trustees and Officers  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	193	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
40	Columbia Strategic New York Municipal Income Fund | Annual Report 2018

Trustees and Officers  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia Strategic New York Municipal Income Fund | Annual Report 2018	41

Board Consideration and Approval of Management
Agreement
On June 12, 2018, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia Strategic New York Municipal Income Fund (the Fund) (formerly, Columbia New York Tax-Exempt Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 6, 2018, April 26, 2018 and June 11, 2018 and at Board meetings held on March 7, 2018 and June 12, 2018. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 11, 2018, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 12, 2018, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through February 28, 2019 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional accounts and collective trusts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
42	Columbia Strategic New York Municipal Income Fund | Annual Report 2018

Board Consideration and Approval of Management
Agreement  (continued)
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Committee and the Board noted that, through December 31, 2017, the Fund’s performance was in the thirty-eighth, thirty-fourth and twenty-first percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2017, the Fund’s actual management fee and net total expense ratio were ranked in the second and third quintiles,
Columbia Strategic New York Municipal Income Fund | Annual Report 2018	43

Board Consideration and Approval of Management
Agreement  (continued)
respectively, (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2017 to profitability levels realized in 2016. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
44	Columbia Strategic New York Municipal Income Fund | Annual Report 2018

Board Consideration and Approval of Management
Agreement  (continued)
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
Columbia Strategic New York Municipal Income Fund | Annual Report 2018	45

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
46	Columbia Strategic New York Municipal Income Fund | Annual Report 2018

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Columbia Strategic New York Municipal Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN205_10_H01_(12/18)

Annual Report
October 31, 2018
Columbia AMT-Free New York Intermediate Muni Bond Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer-term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia AMT-Free New York Intermediate Muni Bond Fund   |  Annual Report 2018

Columbia AMT-Free New York Intermediate Muni Bond Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia AMT-Free New York Intermediate Muni Bond Fund (the Fund) seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from New York individual income tax, as is consistent with relative stability of principal.
Portfolio management
Paul Fuchs, CFA
Lead Portfolio Manager
Managed Fund since 2012
Deborah Vargo
Portfolio Manager
Managed Fund since December 2017
Average annual total returns (%) (for the period ended October 31, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/25/02	-1.11	1.96	3.46
	Including sales charges		-4.09	1.35	3.14
Advisor Class*		03/19/13	-0.87	2.22	3.71
Class C	Excluding sales charges	11/25/02	-1.56	1.51	3.02
	Including sales charges		-2.52	1.51	3.02
Institutional Class		12/31/91	-0.87	2.24	3.71
Institutional 2 Class*		03/01/16	-0.77	2.27	3.73
Institutional 3 Class*		03/01/17	-0.73	2.26	3.73
Class V	Excluding sales charges	12/31/91	-1.01	2.08	3.56
	Including sales charges		-5.69	1.09	3.06
Bloomberg Barclays New York 3-15 Year Blend Municipal Bond Index			-0.98	2.49	4.09
Bloomberg Barclays 3-15 Year Blend Municipal Bond Index			-0.66	2.67	4.26
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class V shares are shown with and without the maximum initial sales charge of 4.75%. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Institutional Class shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays New York 3-15 Year Blend Municipal Bond Index tracks investment grade bonds from the state of New York and its municipalities.
The Bloomberg Barclays 3-15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (October 31, 2008 — October 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia AMT-Free New York Intermediate Muni Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at October 31, 2018)
AAA rating	3.6
AA rating	34.2
A rating	54.4
BBB rating	4.2
Not rated	3.6
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds and derivatives, if any).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
During the 12-month period that ended October 31, 2018, the Fund’s Class A shares returned -1.11% excluding sales charges. The Fund’s Institutional Class shares returned -0.87% during the same time period. During the 12-month period, the Bloomberg Barclays New York 3-15 Year Blend Municipal Bond Index returned -0.98% and the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index, which is national in scope, returned -0.66%.
Market overview
The municipal bond market experienced challenges during the 12-month period ended October 31, 2018, with a downturn in prices offsetting the contribution from income. Municipal bonds reacted to the strong increase in U.S. Treasury yields, which reflected the backdrop of robust economic growth and tighter monetary policy by the U.S. Federal Reserve (the Fed). The yield on the 10-year Treasury note rose from 2.18% to 3.15% over the course of the period, putting downward pressure on the rest of the domestic fixed-income market. (Prices and yields move in opposite directions.)
Municipal bonds experienced volatility in the early part of the period, as the approval of the Tax Cuts and Jobs Act sparked concerns about the potential impact of fiscal stimulus and the effect that tax law changes would have on demand for municipal bonds. The final plan incorporated provisions that affected the municipal market on both the supply and demand sides. Key measures included a reduction of corporate tax rates to 21% from 35%, a limitation of personal deductions to $10,000 that ended the deductibility of state and local income taxes, and the elimination of advanced refunding bonds. Reduced corporate taxes led to lower demand for municipals among banks and insurance companies that had previously purchased tax-exempt bonds as a source of quality if after-tax yields were favorable relative to taxable issues. The downturn in demand persisted in 2018, predominantly weighing on bonds with maturities of ten years and above and leading to an increase in the ratio of municipal-to-U.S. Treasury yields.
While waiting for the final approval of the tax-cut measure in late 2017, bond issuers flooded the market with new debt to avoid potential changes that could limit their flexibility and affect investor demand. In the process, issuers accelerated the sale of debt that had been slated to be released in the first quarter of 2018. This development led to record-breaking issuance at the end of 2017, causing yields to spike and leading to a steepening of the yield curve. Once 2018 began, the subsequent reduction of supply failed to spark a rally as strong economic data and expectations for tighter Fed policy led to a further downturn in prices. The Fed continued the process of normalizing short-term interest rates by raising its benchmark fed funds rate four times in the 12-month period. While municipal bonds generally traded sideways from February 2018 to late August 2018, the prospect of the Fed continuing to hike rates into 2019 led to renewed weakness in municipal prices in September 2018 and October 2018. Munis also faced the dual pressure of mutual fund outflows and a sharp increase in supply through the final two months of the period, causing the benchmark to finish October 2018 near its low for the year.
New York municipal bonds underperformed their national peers
New York’s municipal bond market slightly lagged the national index during the 12-month period. Economic news was less favorable than in other states due to slowing job growth and a net population decline. Despite these potential headwinds, credit conditions for New York municipalities remained stable. Only four issuers in the portfolio received downgrades, and in each case the downgrade was by only one notch. As a result, there was little negative impact on price performance.
Contributors and detractors
The Fund’s sector positioning contributed positively, with overweights in pre-refunded bonds, hospital issues, and state appropriated debt all adding value relative to the New York index. Both the pre-refunded and state appropriated sectors feature higher average credit quality. While this translates to lower yields, it also leads to less price volatility when interest rates rise and spreads widen. An allocation to hospital issues, which are typically rated on the lower end of the investment-grade range, was also additive due to the higher yields in this area.
At the issuer level, Leadership Charter School and Chautauqua Tobacco bonds were top performers. Although the Chautauqua bonds were adversely affected by their longer maturity (and greater interest-rate sensitivity), this was more than offset by the combination of the securities’ higher yields and positive price action. Positions in lower coupon and zero-coupon bonds, both of which have above-average sensitivity to rate movements, detracted from results.
4	Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
The Fund’s barbell position, which featured heavier exposure in both the shorter and longer ends of the three- to 15-year maturity range, led to an underweight in bonds with maturities of four to 10 years. Since this market segment underperformed, this aspect of our strategy contributed to performance. Conversely, we lost some ground through positions in A rated bonds with 12- to 17-year maturities.
Fund positioning
Given New York’s stable overall credit quality, we held an overweight position in the lower rated segment of the investment-grade market (particularly A rated issues). Conversely, the Fund was underweight in the AA and AAA tiers. The extent of the underweight increased during the period, as several AA holdings matured or were called away and we generally redeployed the proceeds into lower rated securities.
New-issue supply was robust, providing us with ample opportunities to reinvest new cash flows and the proceeds of maturing bonds. Specifically, we added 13 issues maturing between 2029 and 2038 across a number of sectors, including continuing care retirement communities, charter schools, higher education, and health care.
We maintained a barbell yield curve positioning, with a corresponding underweight in the intermediate-term area (bonds with maturities between four and 10 years). We continued to increase the Fund’s position in the longer, 11- to 20-year maturity range. This portion of the yield curve suffered from tepid demand due to selling activity by banks and insurance companies, leading to higher yields.
More broadly speaking, we continued to emphasize bottom-up, issue-by-issue credit research in an effort to deliver a competitive dividend yield for shareholders. We analyzed what effects new purchases have on the portfolio, while seeking to manage capital gains in order to minimize tax consequences with selling activity.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund’s portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the Fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2018	5

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
May 1, 2018 — October 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,000.70	1,021.42	3.78	3.82	0.75
Advisor Class	1,000.00	1,000.00	1,002.80	1,022.68	2.52	2.55	0.50
Class C	1,000.00	1,000.00	998.40	1,019.16	6.04	6.11	1.20
Institutional Class	1,000.00	1,000.00	1,002.00	1,022.68	2.52	2.55	0.50
Institutional 2 Class	1,000.00	1,000.00	1,003.20	1,022.99	2.22	2.24	0.44
Institutional 3 Class	1,000.00	1,000.00	1,002.60	1,023.24	1.97	1.99	0.39
Class V	1,000.00	1,000.00	1,001.20	1,021.93	3.28	3.31	0.65
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
6	Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2018

Portfolio of Investments
October 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Floating Rate Notes 0.9%
Issue Description	Effective Yield	Principal Amount ($)	Value ($)
Variable Rate Demand Notes 0.9%
New York City Transitional Finance Authority(a),(b)
Revenue Bonds
Future Tax Secured
Subordinated Series 2012C (JPMorgan Chase Bank)
11/01/2036	1.680%	1,685,000	1,685,000
Total Floating Rate Notes (Cost $1,685,000)			1,685,000

Municipal Bonds 98.1%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Charter Schools 1.1%
Build NYC Resource Corp.
Revenue Bonds
International Leadership Charter School
Series 2013
07/01/2023	5.000%	1,780,000	1,759,494
Build NYC Resource Corp.(c)
Revenue Bonds
International Leadership Charter School
Series 2016
07/01/2046	6.250%	420,000	383,561
Total			2,143,055
Disposal 0.4%
Oneida-Herkimer Solid Waste Management Authority
Revenue Bonds
Series 2011
04/01/2020	5.000%	870,000	904,208
Health Services 2.4%
New York State Dormitory Authority
Refunding Revenue Bonds
Icahn School of Medicine at Mount Sinai
Series 2015
07/01/2030	5.000%	3,400,000	3,760,230
Revenue Bonds
Mount Sinai School of Medicine
Series 2010A
07/01/2021	5.000%	1,000,000	1,041,790
Total			4,802,020
Higher Education 8.9%
Albany Capital Resource Corp.
Refunding Revenue Bonds
Albany College of Pharmacy & Health Services
Series 2014
12/01/2031	5.000%	500,000	539,040
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Build NYC Resource Corp.
Refunding Revenue Bonds
City University of New York-Queens
Series 2014A
06/01/2029	5.000%	225,000	248,202
06/01/2030	5.000%	300,000	330,450
Manhattan College Project
Series 2017
08/01/2033	5.000%	400,000	443,580
County of Saratoga
Revenue Bonds
Skidmore College Project
Series 2018
07/01/2033	5.000%	165,000	185,714
07/01/2034	5.000%	200,000	224,410
07/01/2035	5.000%	200,000	223,540
Dutchess County Local Development Corp.
Refunding Revenue Bonds
Culinary Institute of America (The)
Series 2018
07/01/2032	5.000%	220,000	244,371
Vassar College Project
Series 2017
07/01/2034	5.000%	500,000	561,575
Revenue Bonds
Marist College Project
Series 2015A
07/01/2029	5.000%	1,000,000	1,113,560
Series 2018
07/01/2031	5.000%	170,000	194,953
07/01/2032	5.000%	210,000	239,885
07/01/2033	5.000%	205,000	233,263
Geneva Development Corp.
Refunding Revenue Bonds
Hobart & William Smith College
Series 2012
09/01/2024	5.000%	600,000	652,614
09/01/2025	5.000%	300,000	326,307
Hempstead Town Local Development Corp.
Revenue Bonds
Hofstra University Project
Series 2013
07/01/2028	5.000%	1,170,000	1,275,347
New York State Dormitory Authority
Refunding Revenue Bonds
Barnard College
Series 2015A
07/01/2030	5.000%	700,000	788,018
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2018	7

Portfolio of Investments  (continued)
October 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New School
Series 2015A
07/01/2029	5.000%	450,000	500,814
Pratt Institute
Series 2015A
07/01/2034	5.000%	2,000,000	2,176,400
St. John’s University
Series 2015A
07/01/2030	5.000%	2,340,000	2,616,190
Teacher’s College
Series 2017
07/01/2029	5.000%	175,000	199,089
07/01/2030	5.000%	150,000	169,677
Revenue Bonds
Cornell University
Series 2009A
07/01/2025	5.000%	1,000,000	1,019,790
Culinary Institute of America
Series 2012
07/01/2028	5.000%	500,000	533,895
New York University
Series 1998A (NPFGC)
07/01/2020	5.750%	2,000,000	2,120,720
Rochester Institute of Technology
Series 2010
07/01/2021	5.000%	1,000,000	1,043,460
Total			18,204,864
Hospital 12.6%
Buffalo & Erie County Industrial Land Development Corp.
Revenue Bonds
Catholic Health System
Series 2015
07/01/2027	5.000%	400,000	439,108
07/01/2028	5.000%	360,000	393,397
Build NYC Resource Corp.
Refunding Revenue Bonds
New York Methodist Hospital Project
Series 2014
07/01/2028	5.000%	150,000	163,554
07/01/2029	5.000%	175,000	190,059
County of Saratoga
Revenue Bonds
Saratoga Hospital Project
Series 2013A
12/01/2024	5.000%	1,085,000	1,198,372
12/01/2025	5.000%	1,115,000	1,228,730
12/01/2027	5.000%	1,225,000	1,338,423
Dutchess County Local Development Corp.
Revenue Bonds
Series 2014A
07/01/2034	5.000%	300,000	324,045
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Monroe County Industrial Development Corp.
Refunding Revenue Bonds
Highland Hospital Rochester Project
Series 2015
07/01/2025	5.000%	450,000	508,909
07/01/2026	5.000%	350,000	393,558
University of Rochester Project
Series 2017
07/01/2035	4.000%	1,285,000	1,304,712
Revenue Bonds
Rochester General Hospital (The)
Series 2017
12/01/2035	5.000%	1,000,000	1,092,980
Nassau County Local Economic Assistance Corp.
Refunding Revenue Bonds
Catholic Health Services
Series 2011
07/01/2020	5.000%	2,815,000	2,928,444
Revenue Bonds
Catholic Health Services of Long Island
Series 2014
07/01/2032	5.000%	1,250,000	1,338,225
07/01/2033	5.000%	675,000	720,144
New York State Dormitory Authority
Refunding Revenue Bonds
Memorial Sloan-Kettering Cancer Center
Series 2017
07/01/2034	4.000%	1,000,000	1,036,300
North Shore - Long Island Jewish Obligation Group
Series 2015A
05/01/2031	5.000%	3,000,000	3,292,380
NYU Hospitals Center
Series 2014
07/01/2030	5.000%	1,000,000	1,103,970
07/01/2031	5.000%	1,000,000	1,100,690
Revenue Bonds
Memorial Sloan-Kettering Cancer Center
Series 2012
07/01/2027	5.000%	500,000	540,315
Mount Sinai Hospital
Series 2010A
07/01/2026	5.000%	1,725,000	1,798,243
Series 2011A
07/01/2031	5.000%	2,000,000	2,127,480
New York State Dormitory Authority(c)
Refunding Revenue Bonds
Orange Regional Medical Center
Series 2017
12/01/2031	5.000%	1,000,000	1,087,130
Total			25,649,168

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
October 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Local General Obligation 13.6%
City of New York
Unlimited General Obligation Refunding Bonds
Series 2014J
08/01/2030	5.000%	1,500,000	1,668,105
Unlimited Obligation Refunding Notes
Series 2016C
08/01/2032	5.000%	2,000,000	2,232,480
City of Syracuse
Limited General Obligation Refunding & Public Improvement Bonds
Series 2014
08/15/2023	5.000%	405,000	449,234
Limited General Obligation Refunding Bonds
Series 2015A
03/01/2024	5.000%	1,000,000	1,118,180
City of Yonkers
Limited General Obligation Bonds
Series 2016A (AGM)
11/15/2028	5.000%	1,780,000	2,032,511
Series 2017A (BAM)
09/01/2028	5.000%	2,090,000	2,410,334
County of Allegany
Limited General Obligation Refunding Bonds
Public Improvement
Series 2014 (BAM)
09/15/2028	5.000%	1,375,000	1,530,554
County of Erie
Limited General Obligation Bonds
Public Improvement
Series 2012A
04/01/2025	5.000%	500,000	541,330
County of Nassau
Limited General Obligation Bonds
Series 2017B
04/01/2033	5.000%	2,000,000	2,212,340
Limited General Obligation Refunding Bonds
Series 2016A
01/01/2032	5.000%	1,640,000	1,796,784
County of Rockland
Limited General Obligation Bonds
Series 2014A (AGM)
03/01/2024	5.000%	1,450,000	1,632,903
Monroe County Industrial Development Agency
Revenue Bonds
Rochester Schools Modernization Program
Series 2018
05/01/2034	5.000%	750,000	851,265
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York State Dormitory Authority
Refunding Revenue Bonds
School Districts Bond Financing
Series 2013E (AGM)
10/01/2031	5.000%	500,000	549,260
School Districts Financing Program
Series 2015B (AGM)
10/01/2027	5.000%	2,010,000	2,283,460
Revenue Bonds
School Districts Building Financing Program
Series 2018
10/01/2032	5.000%	2,000,000	2,249,880
Ramapo Local Development Corp.
Refunding Revenue Bonds
Guaranteed
Series 2013
03/15/2028	5.000%	2,180,000	2,239,209
Town of Oyster Bay
Limited General Obligation Refunding & Public Improvement Bonds
Series 2014B
08/15/2023	5.000%	1,850,000	2,026,694
Total			27,824,523
Multi-Family 2.4%
Amherst Development Corp.
Refunding Revenue Bonds
University of Buffalo Student Housing
Series 2017 (AGM)
10/01/2028	5.000%	730,000	839,741
10/01/2029	5.000%	1,290,000	1,474,186
New York State Dormitory Authority
Revenue Bonds
Residential Institution for Children
Series 2008A-1
06/01/2033	5.000%	1,700,000	1,703,995
Onondaga County Trust for Cultural Resources
Refunding Revenue Bonds
Abby Lane Housing Corp. Project
Series 2017
05/01/2030	5.000%	420,000	466,612
05/01/2031	5.000%	400,000	440,992
Total			4,925,526
Municipal Power 5.9%
Long Island Power Authority
Refunding Revenue Bonds
Series 2014A
09/01/2034	5.000%	2,000,000	2,190,020
Series 2016B
09/01/2030	5.000%	4,500,000	5,056,920

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
October 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Electric System General Purpose
Series 2015B
09/01/2032	5.000%	765,000	847,865
General
Series 2017
09/01/2035	5.000%	1,200,000	1,331,820
Series 2011A
05/01/2021	5.000%	1,000,000	1,067,170
Series 2012B
09/01/2026	5.000%	1,510,000	1,638,969
Total			12,132,764
Other Bond Issue 1.9%
Build NYC Resource Corp.
Revenue Bonds
Series 2015
07/01/2029	5.000%	545,000	610,373
07/01/2031	5.000%	715,000	795,287
New York Liberty Development Corp.
Refunding Revenue Bonds
4 World Trade Center Project
Series 2011
11/15/2031	5.000%	2,350,000	2,499,460
Total			3,905,120
Pool / Bond Bank 1.7%
New York State Dormitory Authority
Revenue Bonds
School Districts Financing Program
Series 2012B
10/01/2026	5.000%	3,000,000	3,248,790
Unrefunded Revenue Bonds
School Districts Bond Financing Program
Series 2009 (AGM)
10/01/2022	5.000%	180,000	184,664
Total			3,433,454
Ports 4.9%
Port Authority of New York & New Jersey
Refunding Revenue Bonds
Consol-211th
Series 2018
09/01/2038	4.000%	1,400,000	1,407,868
Consolidated 184th
Series 2014
09/01/2030	5.000%	2,000,000	2,232,820
Series 2018-209
07/15/2034	5.000%	2,500,000	2,843,625
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Revenue Bonds
Consolidated 161st
Series 2009
10/15/2031	5.000%	3,390,000	3,474,445
Total			9,958,758
Prep School 1.4%
Build NYC Resource Corp.
Refunding Revenue Bonds
Horace Mann School Project
Series 2014
07/01/2026	5.000%	475,000	541,106
07/01/2027	5.000%	600,000	669,006
Series 2015
06/01/2026	5.000%	225,000	251,829
06/01/2028	5.000%	250,000	278,230
Rensselaer County Industrial Development Agency
Refunding Revenue Bonds
Emma Willard School Project
Series 2015A
01/01/2034	5.000%	450,000	493,650
01/01/2035	5.000%	590,000	645,501
Total			2,879,322
Recreation 0.5%
Build NYC Resource Corp.
Refunding Revenue Bonds
YMCA of Greater New York Project
Series 2015
08/01/2029	5.000%	430,000	473,052
Revenue Bonds
YMCA of Greater New York Project
Series 2012
08/01/2032	5.000%	500,000	527,000
Total			1,000,052
Refunded / Escrowed 14.5%
Elizabeth Forward School District(d)
Unlimited General Obligation Bonds
Capital Appreciation
Series 1994B Escrowed to Maturity (NPFGC)
09/01/2020	0.000%	2,210,000	2,118,241
Long Island Power Authority
Prerefunded 04/01/19 Revenue Bonds
Series 2009A
04/01/2021	5.250%	1,000,000	1,014,100
Metropolitan Transportation Authority
Prerefunded 11/15/18 Revenue Bonds
Series 2008
11/15/2023	6.250%	30,000	30,050

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
October 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Prerefunded 11/15/20 Revenue Bonds
Transportation
Series 2010D
11/15/2028	5.250%	3,000,000	3,191,700
Prerefunded 11/15/24 Revenue Bonds
Series 2014C
11/15/2029	5.000%	3,000,000	3,444,930
New York State Dormitory Authority
Prerefunded 03/01/19 Revenue Bonds
Teacher’s College
Series 2009
03/01/2024	5.000%	1,000,000	1,010,500
Prerefunded 05/01/19 Revenue Bonds
North Shore-Long Island Jewish Obligation Group
Series 2009A
05/01/2030	5.250%	4,000,000	4,068,600
Prerefunded 07/01/19 Revenue Bonds
Mount Sinai School of Medicine
Series 2009
07/01/2027	5.500%	4,000,000	4,094,160
Prerefunded 07/01/20 Revenue Bonds
New York University Hospital Center
Series 2011A
07/01/2023	5.125%	1,000,000	1,049,850
Prerefunded 07/01/22 Revenue Bonds
St. John’s University
Series 2012A
07/01/2027	5.000%	470,000	514,852
New York State Dormitory Authority(d)
Revenue Bonds
Capital Appreciation-Memorial Sloan-Kettering Cancer Center
Series 2003-1 Escrowed to Maturity (NPFGC)
07/01/2025	0.000%	3,750,000	3,179,887
Puerto Rico Highway & Transportation Authority(e)
Refunding Revenue Bonds
Series 2005BB Escrowed to Maturity (AGM)
07/01/2022	5.250%	355,000	390,926
Triborough Bridge & Tunnel Authority
Prerefunded 01/01/22 Revenue Bonds
General Purpose
Series 1999B
01/01/2030	5.500%	2,000,000	2,159,200
Series 2011A
01/01/2025	5.000%	3,000,000	3,266,820
Total			29,533,816
Retirement Communities 2.8%
Brookhaven Local Development Corp.
Refunding Revenue Bonds
Jeffersons Ferry Project
Series 2016
11/01/2036	5.250%	750,000	829,845
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Buffalo & Erie County Industrial Land Development Corp.
Refunding Revenue Bonds
Orchard Park
Series 2015
11/15/2029	5.000%	550,000	589,704
11/15/2030	5.000%	650,000	693,615
New York State Dormitory Authority
Revenue Bonds
Miriam Osborn Memorial Home Association
Series 2012
07/01/2026	5.000%	740,000	752,721
07/01/2027	5.000%	700,000	711,473
Tompkins County Development Corp.
Refunding Revenue Bonds
Kendal at Ithaca, Inc. Project
Series 2014
07/01/2029	5.000%	1,000,000	1,064,250
07/01/2034	5.000%	1,000,000	1,054,330
Total			5,695,938
Sales Tax 1.1%
Sales Tax Asset Receivable Corp.
Refunding Revenue Bonds
Fiscal 2015
Series 2014A
10/15/2024	5.000%	2,000,000	2,292,800
Single Family 0.5%
State of New York Mortgage Agency
Refunding Revenue Bonds
Series 2018-211
10/01/2038	3.625%	1,000,000	950,150
Special Non Property Tax 7.9%
New York City Transitional Finance Authority
Refunding Revenue Bonds
Building Aid
Series 2018S-2A
07/15/2036	5.000%	2,000,000	2,239,660
Revenue Bonds
Building Aid
Series 2018S-3
07/15/2034	5.000%	1,000,000	1,125,960
Subordinated Revenue Bonds
Future Tax Secured
Series 2016E-1
02/01/2032	5.000%	3,000,000	3,344,610
Unrefunded Revenue Bonds
Future Tax Secured
Series 2009
05/01/2027	5.000%	3,525,000	3,575,478

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
October 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
New York Convention Center Development Corp.
Refunding Revenue Bonds
Hotel Unit Fee Secured
Series 2015
11/15/2027	5.000%	4,120,000	4,695,193
New York State Dormitory Authority
Refunding Revenue Bonds
Education
Series 2005B (AMBAC)
03/15/2026	5.500%	1,000,000	1,185,210
Total			16,166,111
Special Property Tax 0.5%
Hudson Yards Infrastructure Corp.
Refunding Revenue Bonds
Series 2017A
02/15/2033	5.000%	1,000,000	1,118,480
State Appropriated 2.8%
Erie County Industrial Development Agency (The)
Revenue Bonds
School District of Buffalo Project
Series 2011A
05/01/2030	5.250%	1,440,000	1,542,888
New York State Dormitory Authority
Refunding Revenue Bonds
Consolidated Service Contract
Series 2009A
07/01/2024	5.000%	3,000,000	3,058,170
Revenue Bonds
State University Educational Facilities
3rd General Series 2005A (NPFGC)
05/15/2021	5.500%	1,000,000	1,082,250
Total			5,683,308
Tobacco 2.5%
Chautauqua Tobacco Asset Securitization Corp.
Refunding Revenue Bonds
Series 2014
06/01/2029	5.000%	3,000,000	3,026,070
TSASC, Inc.
Refunding Revenue Bonds
Series 2017A
06/01/2031	5.000%	2,000,000	2,153,020
Total			5,179,090
Transportation 3.4%
Metropolitan Transportation Authority(d)
Refunding Revenue Bonds
Green Bonds
Series 2017C-2
11/15/2029	0.000%	1,500,000	989,055
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Metropolitan Transportation Authority
Revenue Bonds
Series 2005B (AMBAC)
11/15/2024	5.250%	750,000	852,727
Series 2016C-1
11/15/2036	5.000%	3,000,000	3,284,220
Transportation
Series 2014B
11/15/2022	5.000%	1,000,000	1,096,610
Unrefunded Revenue Bonds
Series 2008
11/15/2023	6.250%	685,000	686,117
Total			6,908,729
Turnpike / Bridge / Toll Road 3.8%
New York State Thruway Authority
Refunding Revenue Bonds
Series 2014K
01/01/2029	5.000%	1,850,000	2,055,628
01/01/2032	5.000%	1,000,000	1,099,930
Revenue Bonds
Junior Lien
Series 2016A
01/01/2033	5.000%	2,000,000	2,201,860
Triborough Bridge & Tunnel Authority
Refunding Revenue Bonds
Series 2018-B
11/15/2031	5.000%	2,000,000	2,383,600
Total			7,741,018
Water & Sewer 0.6%
Buffalo Municipal Water Finance Authority
Refunding Revenue Bonds
Series 2015A
07/01/2028	5.000%	700,000	784,861
Western Nassau County Water Authority
Revenue Bonds
Series 2015A
04/01/2027	5.000%	145,000	163,062
04/01/2028	5.000%	175,000	196,037
Total			1,143,960
Total Municipal Bonds (Cost $198,519,694)			200,176,234

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
October 31, 2018
Money Market Funds 0.0%
	Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, Institutional Shares, 1.453%(f)	39,105	39,105
Total Money Market Funds (Cost $39,105)		39,105
Total Investments in Securities (Cost: $200,243,799)		201,900,339
Other Assets & Liabilities, Net		2,113,398
Net Assets		204,013,737
Notes to Portfolio of Investments
(a)	The Fund is entitled to receive principal and interest from the guarantor after a day or a week’s notice or upon maturity. The maturity date disclosed represents the final maturity.
(b)	Represents a variable rate security where the coupon rate adjusts on specified dates (generally daily or weekly) using the prevailing money market rate. The interest rate shown was the current rate as of October 31, 2018.
(c)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At October 31, 2018, the total value of these securities amounted to $1,470,691, which represents 0.72% of total net assets.
(d)	Zero coupon bond.
(e)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At October 31, 2018, the total value of these securities amounted to $390,926, which represents 0.19% of total net assets.
(f)	The rate shown is the seven-day current annualized yield at October 31, 2018.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
AMBAC	Ambac Assurance Corporation
BAM	Build America Mutual Assurance Co.
NPFGC	National Public Finance Guarantee Corporation
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2018	13

Portfolio of Investments  (continued)
October 31, 2018
Fair value measurements  (continued)
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments in Securities
Floating Rate Notes	—	1,685,000	—	1,685,000
Municipal Bonds	—	200,176,234	—	200,176,234
Money Market Funds	39,105	—	—	39,105
Total Investments in Securities	39,105	201,861,234	—	201,900,339
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2018

Statement of Assets and Liabilities
October 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $200,243,799)	$201,900,339
Cash	182,533
Receivable for:
Capital shares sold	149,997
Interest	2,825,435
Expense reimbursement due from Investment Manager	686
Prepaid expenses	1,104
Trustees’ deferred compensation plan	60,691
Total assets	205,120,785
Liabilities
Payable for:
Capital shares purchased	466,345
Distributions to shareholders	516,006
Management services fees	2,636
Distribution and/or service fees	359
Transfer agent fees	23,012
Compensation of chief compliance officer	8
Other expenses	37,991
Trustees’ deferred compensation plan	60,691
Total liabilities	1,107,048
Net assets applicable to outstanding capital stock	$204,013,737
Represented by
Paid in capital	202,242,696
Total distributable earnings (loss)	1,771,041
Total - representing net assets applicable to outstanding capital stock	$204,013,737
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2018	15

Statement of Assets and Liabilities  (continued)
October 31, 2018
Class A
Net assets	$13,368,242
Shares outstanding	1,166,293
Net asset value per share	$11.46
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$11.81
Advisor Class
Net assets	$745,218
Shares outstanding	65,101
Net asset value per share	$11.45
Class C
Net assets	$12,490,700
Shares outstanding	1,089,698
Net asset value per share	$11.46
Institutional Class
Net assets	$169,671,132
Shares outstanding	14,804,527
Net asset value per share	$11.46
Institutional 2 Class
Net assets	$1,471,764
Shares outstanding	128,229
Net asset value per share	$11.48
Institutional 3 Class
Net assets	$189,795
Shares outstanding	16,500
Net asset value per share	$11.50
Class V
Net assets	$6,076,886
Shares outstanding	530,249
Net asset value per share	$11.46
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class V shares)	$12.03
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2018

Statement of Operations
Year Ended October 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$8,537
Interest	7,620,106
Total income	7,628,643
Expenses:
Management services fees	1,044,632
Distribution and/or service fees
Class A	35,578
Class C	147,057
Class V	9,452
Transfer agent fees
Class A	18,411
Advisor Class	1,154
Class C	19,037
Institutional Class	239,750
Institutional 2 Class	429
Institutional 3 Class	53
Class V	8,154
Compensation of board members	16,394
Custodian fees	2,680
Printing and postage fees	14,096
Registration fees	8,467
Audit fees	34,645
Legal fees	5,255
Compensation of chief compliance officer	85
Other	14,788
Total expenses	1,620,117
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(318,672)
Fees waived by distributor
Class C	(44,117)
Fees waived by transfer agent
Institutional 2 Class	(15)
Institutional 3 Class	(21)
Expense reduction	(120)
Total net expenses	1,257,172
Net investment income	6,371,471
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(82,669)
Net realized loss	(82,669)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(8,370,025)
Net change in unrealized appreciation (depreciation)	(8,370,025)
Net realized and unrealized loss	(8,452,694)
Net decrease in net assets resulting from operations	$(2,081,223)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2018	17

Statement of Changes in Net Assets
	Year Ended October 31, 2018	Year Ended October 31, 2017 (a)
Operations
Net investment income	$6,371,471	$7,230,042
Net realized gain (loss)	(82,669)	102,528
Net change in unrealized appreciation (depreciation)	(8,370,025)	(4,847,359)
Net increase (decrease) in net assets resulting from operations	(2,081,223)	2,485,211
Distributions to shareholders
Net investment income and net realized gains
Class A	(388,647)
Advisor Class	(26,733)
Class C	(335,326)
Institutional Class	(5,518,167)
Institutional 2 Class	(19,190)
Institutional 3 Class	(8,229)
Class V	(178,337)
Net investment income
Class A		(493,942)
Advisor Class		(36,585)
Class B		(238)
Class C		(447,909)
Institutional Class		(6,056,635)
Institutional 2 Class		(5,703)
Institutional 3 Class		(1,514)
Class V		(187,400)
Net realized gains
Class A		(7,887)
Advisor Class		(476)
Class B		(7)
Class C		(6,700)
Institutional Class		(65,762)
Institutional 2 Class		(50)
Class V		(2,028)
Total distributions to shareholders	(6,474,629)	(7,312,836)
Decrease in net assets from capital stock activity	(25,643,434)	(50,620,657)
Total decrease in net assets	(34,199,286)	(55,448,282)
Net assets at beginning of year	238,213,023	293,661,305
Net assets at end of year	$204,013,737	$238,213,023
Undistributed net investment income	$197,142	$212,096

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2018

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	October 31, 2018		October 31, 2017 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	230,487	2,690,117	522,194	6,160,607
Distributions reinvested	27,393	319,852	37,576	444,401
Redemptions	(404,634)	(4,725,256)	(1,716,305)	(20,164,940)
Net decrease	(146,754)	(1,715,287)	(1,156,535)	(13,559,932)
Advisor Class
Subscriptions	2,541	29,685	81,558	961,688
Distributions reinvested	2,265	26,442	3,111	36,767
Redemptions	(48,686)	(574,797)	(109,081)	(1,280,902)
Net decrease	(43,880)	(518,670)	(24,412)	(282,447)
Class B
Distributions reinvested	—	—	8	90
Redemptions	—	—	(1,992)	(23,573)
Net decrease	—	—	(1,984)	(23,483)
Class C
Subscriptions	75,041	879,147	153,381	1,814,068
Distributions reinvested	20,448	238,805	24,726	292,862
Redemptions	(434,385)	(5,083,670)	(735,795)	(8,710,713)
Net decrease	(338,896)	(3,965,718)	(557,688)	(6,603,783)
Institutional Class
Subscriptions	1,810,245	21,218,988	2,674,461	31,564,618
Distributions reinvested	79,239	924,811	89,179	1,056,922
Redemptions	(3,642,882)	(42,524,949)	(5,316,232)	(62,785,884)
Net decrease	(1,753,398)	(20,381,150)	(2,552,592)	(30,164,344)
Institutional 2 Class
Subscriptions	128,380	1,498,623	7,686	91,416
Distributions reinvested	1,625	18,896	459	5,457
Redemptions	(19,799)	(230,492)	(3,022)	(36,179)
Net increase	110,206	1,287,027	5,123	60,694
Institutional 3 Class
Subscriptions	1,603	18,748	27,903	335,492
Distributions reinvested	675	7,921	110	1,310
Redemptions	(13,778)	(161,824)	(13)	(154)
Net increase (decrease)	(11,500)	(135,155)	28,000	336,648
Class V
Subscriptions	3,445	40,226	3,735	44,143
Distributions reinvested	8,891	103,770	9,700	114,909
Redemptions	(30,715)	(358,477)	(45,784)	(543,062)
Net decrease	(18,379)	(214,481)	(32,349)	(384,010)
Total net decrease	(2,202,601)	(25,643,434)	(4,292,437)	(50,620,657)

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2018	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 10/31/2018	$11.91	0.31	(0.44)	(0.13)	(0.31)	(0.01)	(0.32)
Year Ended 10/31/2017	$12.09	0.32	(0.18)	0.14	(0.32)	(0.00) (d)	(0.32)
Year Ended 10/31/2016	$12.11	0.34	(0.02)	0.32	(0.34)	—	(0.34)
Year Ended 10/31/2015	$12.21	0.36	(0.10)	0.26	(0.36)	—	(0.36)
Year Ended 10/31/2014	$12.00	0.38	0.21	0.59	(0.38)	—	(0.38)
Advisor Class
Year Ended 10/31/2018	$11.90	0.34	(0.44)	(0.10)	(0.34)	(0.01)	(0.35)
Year Ended 10/31/2017	$12.08	0.35	(0.18)	0.17	(0.35)	(0.00) (d)	(0.35)
Year Ended 10/31/2016	$12.10	0.37	(0.02)	0.35	(0.37)	—	(0.37)
Year Ended 10/31/2015	$12.19	0.39	(0.09)	0.30	(0.39)	—	(0.39)
Year Ended 10/31/2014	$11.99	0.41	0.20	0.61	(0.41)	—	(0.41)
Class C
Year Ended 10/31/2018	$11.91	0.26	(0.44)	(0.18)	(0.26)	(0.01)	(0.27)
Year Ended 10/31/2017	$12.09	0.27	(0.18)	0.09	(0.27)	(0.00) (d)	(0.27)
Year Ended 10/31/2016	$12.11	0.28	(0.02)	0.26	(0.28)	—	(0.28)
Year Ended 10/31/2015	$12.20	0.30	(0.09)	0.21	(0.30)	—	(0.30)
Year Ended 10/31/2014	$12.00	0.33	0.20	0.53	(0.33)	—	(0.33)
Institutional Class
Year Ended 10/31/2018	$11.91	0.34	(0.44)	(0.10)	(0.34)	(0.01)	(0.35)
Year Ended 10/31/2017	$12.09	0.35	(0.18)	0.17	(0.35)	(0.00) (d)	(0.35)
Year Ended 10/31/2016	$12.11	0.37	(0.02)	0.35	(0.37)	—	(0.37)
Year Ended 10/31/2015	$12.20	0.39	(0.09)	0.30	(0.39)	—	(0.39)
Year Ended 10/31/2014	$11.99	0.41	0.21	0.62	(0.41)	—	(0.41)
Institutional 2 Class
Year Ended 10/31/2018	$11.93	0.35	(0.44)	(0.09)	(0.35)	(0.01)	(0.36)
Year Ended 10/31/2017	$12.11	0.36	(0.18)	0.18	(0.36)	(0.00) (d)	(0.36)
Year Ended 10/31/2016(f)	$12.23	0.25	(0.12)	0.13	(0.25)	—	(0.25)
Institutional 3 Class
Year Ended 10/31/2018	$11.95	0.36	(0.45)	(0.09)	(0.35)	(0.01)	(0.36)
Year Ended 10/31/2017(h)	$11.81	0.24	0.14 (i)	0.38	(0.24)	—	(0.24)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 10/31/2018	$11.46	(1.11%)	0.89%	0.75% (c)	2.68%	15%	$13,368
Year Ended 10/31/2017	$11.91	1.24%	0.91% (e)	0.74% (c),(e)	2.70%	9%	$15,639
Year Ended 10/31/2016	$12.09	2.63%	0.95%	0.75% (c)	2.76%	13%	$29,857
Year Ended 10/31/2015	$12.11	2.15%	0.96%	0.75% (c)	2.95%	12%	$33,348
Year Ended 10/31/2014	$12.21	5.01%	0.96%	0.75% (c)	3.17%	14%	$19,873
Advisor Class
Year Ended 10/31/2018	$11.45	(0.87%)	0.64%	0.50% (c)	2.91%	15%	$745
Year Ended 10/31/2017	$11.90	1.49%	0.66% (e)	0.49% (c),(e)	2.96%	9%	$1,296
Year Ended 10/31/2016	$12.08	2.89%	0.71%	0.50% (c)	3.00%	13%	$1,611
Year Ended 10/31/2015	$12.10	2.49%	0.72%	0.50% (c)	3.20%	12%	$682
Year Ended 10/31/2014	$12.19	5.19%	0.72%	0.50% (c)	3.39%	14%	$477
Class C
Year Ended 10/31/2018	$11.46	(1.56%)	1.64%	1.20% (c)	2.23%	15%	$12,491
Year Ended 10/31/2017	$11.91	0.78%	1.66% (e)	1.19% (c),(e)	2.25%	9%	$17,015
Year Ended 10/31/2016	$12.09	2.17%	1.71%	1.20% (c)	2.31%	13%	$24,011
Year Ended 10/31/2015	$12.11	1.77%	1.71%	1.20% (c)	2.50%	12%	$19,817
Year Ended 10/31/2014	$12.20	4.47%	1.71%	1.18% (c)	2.74%	14%	$18,833
Institutional Class
Year Ended 10/31/2018	$11.46	(0.87%)	0.64%	0.50% (c)	2.93%	15%	$169,671
Year Ended 10/31/2017	$11.91	1.49%	0.66% (e)	0.49% (c),(e)	2.95%	9%	$197,180
Year Ended 10/31/2016	$12.09	2.89%	0.71%	0.50% (c)	3.02%	13%	$230,980
Year Ended 10/31/2015	$12.11	2.49%	0.72%	0.50% (c)	3.20%	12%	$216,139
Year Ended 10/31/2014	$12.20	5.27%	0.71%	0.50% (c)	3.42%	14%	$214,517
Institutional 2 Class
Year Ended 10/31/2018	$11.48	(0.77%)	0.58%	0.44%	3.03%	15%	$1,472
Year Ended 10/31/2017	$11.93	1.56%	0.58% (e)	0.42% (e)	3.02%	9%	$215
Year Ended 10/31/2016(f)	$12.11	1.08%	0.58% (g)	0.41% (g)	3.19% (g)	13%	$156
Institutional 3 Class
Year Ended 10/31/2018	$11.50	(0.73%)	0.54%	0.38%	3.05%	15%	$190
Year Ended 10/31/2017(h)	$11.95	3.24%	0.52% (g)	0.39% (g)	3.06% (g)	9%	$335
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2018	21

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class V
Year Ended 10/31/2018	$11.91	0.33	(0.45)	(0.12)	(0.32)	(0.01)	(0.33)
Year Ended 10/31/2017	$12.09	0.33	(0.17)	0.16	(0.34)	(0.00) (d)	(0.34)
Year Ended 10/31/2016	$12.11	0.35	(0.02)	0.33	(0.35)	—	(0.35)
Year Ended 10/31/2015	$12.20	0.37	(0.09)	0.28	(0.37)	—	(0.37)
Year Ended 10/31/2014	$11.99	0.39	0.21	0.60	(0.39)	—	(0.39)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Rounds to zero.
(e)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Class V
10/31/2017	0.01%	0.01%	0.01%	0.01%	0.01%	0.01%

(f)	Institutional 2 Class shares commenced operations on March 1, 2016. Per share data and total return reflect activity from that date.
(g)	Annualized.
(h)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(i)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class V
Year Ended 10/31/2018	$11.46	(1.01%)	0.79%	0.65% (c)	2.78%	15%	$6,077
Year Ended 10/31/2017	$11.91	1.33%	0.81% (e)	0.64% (c),(e)	2.80%	9%	$6,533
Year Ended 10/31/2016	$12.09	2.74%	0.86%	0.65% (c)	2.87%	13%	$7,022
Year Ended 10/31/2015	$12.11	2.33%	0.87%	0.65% (c)	3.05%	12%	$7,406
Year Ended 10/31/2014	$12.20	5.12%	0.86%	0.65% (c)	3.27%	14%	$7,744
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2018	23

Notes to Financial Statements
October 31, 2018
Note 1. Organization
Columbia AMT-Free New York Intermediate Muni Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares will automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus. Institutional 3 Class shares commenced operations on March 1, 2017.
Class V shares are subject to a maximum front-end sales charge of 4.75% based on the investment amount. Class V shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class V shares are available only to investors who received (and who have continuously held) Class V shares in connection with previous fund reorganizations.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund received a reimbursement for expenses overbilled by a third party. Such reimbursement is included as an offset to other expenses on the Statement of Operations. All fee waivers and expense reimbursements by Columbia Management Investment Advisers, LLC and its affiliates were applied before giving effect to the third party reimbursement.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
24	Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2018	25

Notes to Financial Statements  (continued)
October 31, 2018
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.47% to 0.31% as the Fund’s net assets increase. The effective management services fee rate for the year ended October 31, 2018 was 0.47% of the Fund’s average daily net assets.
26	Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. Prior to March 1, 2018, Institutional 2 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
For the year ended October 31, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class C	0.13
Institutional Class	0.13
Institutional 2 Class	0.07
Institutional 3 Class	0.01
Class V	0.13
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2018, these minimum account balance fees reduced total expenses of the Fund by $120.
Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2018	27

Notes to Financial Statements  (continued)
October 31, 2018
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class C shares of the Fund.
The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.15% of the Fund’s average daily net assets attributable to Class V shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended October 31, 2018, if any, are listed below:
Amount ($)
Class A	16,274
Class C	238
Class V	449
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	March 1, 2018 through February 28, 2019	Prior to March 1, 2018
Class A	0.75%	0.75%
Advisor Class	0.50	0.50
Class C	1.50	1.50
Institutional Class	0.50	0.50
Institutional 2 Class	0.44	0.44
Institutional 3 Class	0.39	0.39
Class V	0.65	0.65
28	Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. In addition to the contractual agreement, the Investment Manager and certain of its affiliates have voluntarily agreed to waive fees and/or reimburse Fund expenses (excluding certain fees and expenses described above) so that Fund level expenses (expenses directly attributable to the Fund and not to a specific share class) are waived proportionately across all share classes, but the Fund’s net operating expenses shall not exceed the contractual annual rates listed in the table above. This arrangement may be revised or discontinued at any time. Reflected in the contractual cap commitment, prior to March 1, 2018, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At October 31, 2018, these differences were primarily due to differing treatment for capital loss carryforwards, trustees’ deferred compensation, distributions and distribution reclassifications. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(14,955)	14,955	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended October 31, 2018				Year Ended October 31, 2017
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
4	6,386,363	88,262	6,474,629	5,536	7,224,390	82,910	7,312,836
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At October 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	773,839	—	(82,641)	1,656,540
Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2018	29

Notes to Financial Statements  (continued)
October 31, 2018
At October 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
200,243,799	3,583,927	(1,927,387)	1,656,540
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at October 31, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended October 31, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	—	82,641	82,641	—	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $32,183,794 and $49,169,728, respectively, for the year ended October 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended October 31, 2018.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than
30	Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018
60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended October 31, 2018.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Geographic concentration risk
Because the Fund invests substantially in municipal securities issued by the state identified in the Fund’s name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state’s financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
Shareholder concentration risk
At October 31, 2018, one unaffiliated shareholder of record owned 71.4% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2018	31

Notes to Financial Statements  (continued)
October 31, 2018
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
32	Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2018

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia AMT-Free New York Intermediate Muni Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia AMT-Free New York Intermediate Muni Bond Fund (one of the funds constituting Columbia Funds Series Trust I, hereafter referred to as the "Fund") as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 20, 2018
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2018	33

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Exempt- interest dividends
100.00%
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.
34	Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2018

Trustees and Officers
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) from September 2007 to October 2018	69	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	69	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	69	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	69	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2018	35

Trustees and Officers  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College from August 2007 to June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	69	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	69	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	69	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	69	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	69	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
36	Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2018

Trustees and Officers  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	193	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2018	37

Trustees and Officers  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
38	Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2018

Board Consideration and Approval of Management
Agreement
On June 12, 2018, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia AMT-Free New York Intermediate Muni Bond Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 6, 2018, April 26, 2018 and June 11, 2018 and at Board meetings held on March 7, 2018 and June 12, 2018. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 11, 2018, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 12, 2018, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through February 28, 2019 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional accounts and collective trusts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2018	39

Board Consideration and Approval of Management
Agreement  (continued)
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons.
The Committee and the Board noted that, through December 31, 2017, the Fund’s performance was in the thirty-fourth, forty-second and forty-second percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
Investment management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2017, the Fund’s actual management fee and net total expense ratio were ranked in the first and third quintiles, respectively,
40	Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2018

Board Consideration and Approval of Management
Agreement  (continued)
(where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2017 to profitability levels realized in 2016. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2018	41

Board Consideration and Approval of Management
Agreement  (continued)
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
42	Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2018

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia AMT-Free New York Intermediate Muni Bond Fund | Annual Report 2018	43

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Columbia AMT-Free New York Intermediate Muni Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN204_10_H01_(12/18)

Annual Report
October 31, 2018
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer-term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2018 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund   |  Annual Report 2018

Columbia AMT-Free Connecticut Intermediate Muni Bond Fund  |  Annual Report 2018

Fund at a Glance
Investment objective
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund (the Fund) seeks as high a level of current interest income exempt from federal income tax and, to the extent possible, from Connecticut individual income tax, as is consistent with relative stability of principal.
Portfolio management
Paul Fuchs, CFA
Lead Portfolio Manager
Managed Fund since 2016
Deborah Vargo
Portfolio Manager
Managed Fund since December 2017
Average annual total returns (%) (for the period ended October 31, 2018)
		Inception	1 Year	5 Years	10 Years
Class A	Excluding sales charges	11/18/02	-0.97	1.61	3.14
	Including sales charges		-3.97	0.98	2.83
Advisor Class*		03/19/13	-0.63	1.87	3.40
Class C	Excluding sales charges	11/18/02	-1.32	1.16	2.70
	Including sales charges		-2.28	1.16	2.70
Institutional Class		08/01/94	-0.63	1.86	3.40
Institutional 3 Class*		03/01/17	-0.61	1.90	3.42
Class V	Excluding sales charges	06/26/00	-0.78	1.71	3.24
	Including sales charges		-5.53	0.73	2.74
Bloomberg Barclays 3-15 Year Blend Municipal Bond Index			-0.66	2.67	4.26
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge (CDSC) for the first year only. Returns for Class V shares are shown with and without the maximum initial sales charge of 4.75%. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays 3–15 Year Blend Municipal Bond Index is an unmanaged index that tracks the performance of municipal bonds issued after December 31, 1990, with remaining maturities between 2 and 17 years and at least $7 million in principal amount outstanding.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2018

Fund at a Glance   (continued)
Performance of a hypothetical $10,000 investment (October 31, 2008 — October 31, 2018)
The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia AMT-Free Connecticut Intermediate Muni Bond Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares.
Quality breakdown (%) (at October 31, 2018)
AAA rating	13.2
AA rating	28.2
A rating	51.5
BBB rating	3.9
BB rating	1.0
Not rated	2.2
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds and derivatives, if any).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2018	3

Manager Discussion of Fund Performance
During the 12-month period that ended October 31, 2018, the Fund’s Class A shares returned -0.97%. The Fund’s Institutional Class shares returned -0.63% during the same time period. By comparison, the Fund’s benchmark, the Bloomberg Barclays 3-15 Year Blend Municipal Bond Index — which is national in scope — returned -0.66% for the same time period. The Fund’s underperformance stemmed largely from its positions in certain securities with above-average interest-rate sensitivity.
Market overview
The municipal bond market experienced challenges in the 12 months ended October 31, 2018, with a downturn in prices offsetting the contribution from income. Municipal bonds reacted to the strong increase in U.S. Treasury yields, which reflected the backdrop of robust economic growth and tighter monetary policy by the U.S. Federal Reserve (the Fed). The yield on the 10-year Treasury note rose from 2.18% to 3.15% over the course of the 12 months, putting downward pressure on the rest of the domestic fixed-income market. (Prices and yields move in opposite directions.)
Municipal bonds experienced volatility in the early part of the period, as the approval of the Tax Cuts and Jobs Act sparked concerns about the potential impact of fiscal stimulus and the effect that tax law changes would have on demand for municipal bonds. The final plan incorporated provisions that affected the municipal market on both the supply and demand sides. Key measures included a reduction of corporate tax rates to 21% from 35%, a limitation of personal deductions to $10,000 that ended the deductibility of state and local income taxes, and the elimination of advanced refunding bonds. Reduced corporate taxes led to lower demand for municipals among banks and insurance companies that had previously purchased tax-exempt bonds as a source of quality if after-tax yields were favorable relative to taxable issues. The downturn in demand persisted in 2018, predominantly weighing on bonds with maturities of ten years or longer and leading to an increase in the ratio of municipal yields to U.S. Treasury yields.
While waiting for the final approval of the tax-cut measure in late 2017, bond issuers flooded the market with new debt to avoid potential changes that could limit their flexibility and affect investor demand. In the process, issuers accelerated the sale of debt that had been slated to be released in the first quarter of 2018. This development led to record-breaking issuance at the end of 2017, causing yields to spike and leading to a steepening of the yield curve. Once 2018 began, the subsequent reduction of supply failed to spark a rally as strong economic data and expectations for tighter Fed policy led to a further downturn in prices. The Fed continued the process of normalizing short-term interest rates by raising its benchmark fed funds rate four times in the 12-month period. While municipal bonds generally traded sideways from February 2018 to late August 2018, the prospect of the Fed continuing to hike rates into 2019 led to renewed weakness in municipal prices in September 2018 and October 2018. Munis also faced the dual pressure of mutual fund outflows and a sharp increase in supply through the final two months of the period, causing the benchmark to finish October 2018 near its low for the year.
Signs of an economic recovery fueled outperformance for Connecticut municipals
Connecticut bond prices stabilized in the 12-month period, as all of the credit rating agencies moved their outlook for the state to stable from negative in the spring of 2018 in response to its improving balance sheet. As a result, Connecticut was one of only 14 states that had a positive total return in the 12 months ended October 31, 2018.
During the 12-month period, Connecticut’s economy finally began to recover, but economic conditions remained tenuous. On the positive side, many residents pre-paid property taxes and realized capital gains late last year in reaction to tax-law changes involving a cap on deductions in 2018. This caused a surge of revenues to the state’s coffers and resulted in a modest budget surplus and additions to rainy day funds. Net job creation surpassed the U.S. average by the end of September. Wages slowly increased, which may improve the state’s ability to attract workers. On the other hand, the public sector continued to shed jobs and public spending remained low. Gains in housing prices lagged inflation, and the growth in the supply of new housing stayed slow due to tepid demand and ongoing net population losses. Demographics in Connecticut remained problematic, with a rapidly aging population and a drop in prime-age residents weighing heavily on the prospect for improved spending.
4	Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2018

Manager Discussion of Fund Performance  (continued)
Contributors and detractors
Although the broader Connecticut municipal market generated a positive return in the period, the Fund finished with a loss and lagged its benchmark. The Fund’s overweight position in one of the few water and sewer issuers available in the investable universe — Greater New Haven Water — was a key detractor. These issues have a 4% coupon and are therefore much more sensitive to interest-rate movements than the Connecticut market as a whole. Holdings in the single-family housing sector also detracted. These bonds, which are rated AAA, are issued with lower coupons and higher yields than similar issues. Although this resulted in a larger contribution from income, the lower coupon translated to greater interest-rate sensitivity and weaker price performance.
On the positive side, the Fund benefited from its overweight (above-benchmark) positions in the hospital and pre-refunded sectors. The latter category is less sensitive to rate movements, which was a favorable attribute in the environment of the 12-month period. A position in bonds issued by the City of Hartford was a further plus. During the spring of 2018, the state government agreed to cover general obligation bond service for Hartford, averting a bankruptcy and leading to rating upgrades for the city’s debt. Positions in two non-rated, short-duration multi-family housing issues were also additive to performance. (Duration is a measure of interest-rate sensitivity.)
The Fund’s underweight in the four- to 10-year portion of the yield curve added value on a relative basis. While the broader market produced negative returns, weaker investor demand resulted in underperformance by this area of the curve. In addition, the timing of the purchases in the 12+ year maturity range detracted from performance.
Fund positioning
In managing the Fund, we continued to emphasize bottom-up, issue-by-issue credit research in an effort to deliver a competitive dividend yield for shareholders. As always, we analyzed what effects new purchases have on the portfolio, while seeking to manage capital gains in order to minimize tax consequences.
The Fund maintained a barbell position with heavier exposure in both the shorter and longer ends of the three- to 15-year maturity range. We accomplished this by not adding to the portfolio’s weighting in the four- to 10-year range and increasing its allocation to the 2030-2038 area, where we saw the most attractive relative value.
We remained on the lookout for opportunities to improve the Fund’s yield, but supply conditions were a hindrance. Although there was $6.5 billion in issuance that met our criteria (greater than $20 million in size, non-taxable and non-AMT) in the past 12 months, only 23 individual issuers were represented. In the vast majority of cases, the Fund already had sufficient exposure to these issuers. We did add two new positions — Hartford County Metropolitan District and The Taft School — while increasing the portfolio’s weightings in University of New Haven and the State of Connecticut. We accomplished this by swapping out of lower yielding bonds and putting new cash flows to work.
In terms of credit quality, we maintained an overweight in lower rated bonds. Generally speaking, we believed the extra yield provided adequate compensation for the added risks given the positive economic environment. We recognized that yield spreads have narrowed, however, so we continued to exercise great care when evaluating potential new additions to the portfolio.
Fixed-income securities present issuer default risk. The Fund invests substantially in municipal securities and will be affected by tax, legislative, regulatory, demographic or political changes, as well as changes impacting a state’s financial, economic or other conditions. A relatively small number of tax-exempt issuers may necessitate the Fund investing more heavily in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of the Fund’s portfolio may be more volatile than a more geographically diversified fund. Prepayment and extension risk exists because the timing of payments on a loan, bond or other investment may accelerate when interest rates fall or decelerate when interest rates rise which may reduce investment opportunities and potential returns. A rise in interest rates may result in a price decline of fixed-income instruments held by the fund, negatively impacting its performance and NAV. Falling rates may result in the Fund investing in lower yielding debt instruments, lowering the Fund’s income and yield. These risks may be heightened for longer maturity and duration securities. Non-investment-grade (high-yield or junk) securities present greater price volatility and more risk to principal and income than higher rated securities. Market risk may affect a single issuer, sector of the economy, industry or the market as a whole. Federal and state tax rules apply to capital gain distributions and any gains or losses on sales. Income may be subject to state or local taxes. Liquidity risk is associated with the difficulty of selling underlying investments at a desirable time or price. See the Fund’s prospectus for more information on these and other risks.
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2018	5

Manager Discussion of Fund Performance  (continued)
The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia fund. References to specific securities should not be construed as a recommendation or investment advice.
6	Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2018

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
May 1, 2018 — October 31, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,002.50	1,021.17	4.04	4.08	0.80
Advisor Class	1,000.00	1,000.00	1,003.80	1,022.43	2.78	2.80	0.55
Class C	1,000.00	1,000.00	1,000.30	1,018.90	6.30	6.36	1.25
Institutional Class	1,000.00	1,000.00	1,003.80	1,022.43	2.78	2.80	0.55
Institutional 3 Class	1,000.00	1,000.00	1,004.40	1,022.94	2.27	2.29	0.45
Class V	1,000.00	1,000.00	1,003.00	1,021.68	3.53	3.57	0.70
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2018	7

Portfolio of Investments
October 31, 2018
(Percentages represent value of investments compared to net assets)
Investments in securities
Municipal Bonds 97.5%
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Higher Education 8.6%
Connecticut State Health & Educational Facilities Authority
Refunding Revenue Bonds
Fairfield University
Series 2017R
07/01/2034	4.000%	1,000,000	1,000,680
University of New Haven
Series 2018
07/01/2033	5.000%	500,000	540,555
07/01/2034	5.000%	500,000	539,310
Connecticut State Health & Educational Facility Authority
Refunding Revenue Bonds
Connecticut State University
Series 2014O
11/01/2025	4.000%	2,000,000	2,102,300
Quinnipiac University
Series 2016M
07/01/2029	5.000%	2,000,000	2,227,060
Sacred Heart University Issue
Series 2017
07/01/2033	5.000%	300,000	331,713
Revenue Bonds
Trinity College
Series 1998F (NPFGC)
07/01/2021	5.500%	270,000	284,591
University of Connecticut
Revenue Bonds
Series 2018A
11/15/2035	5.000%	1,450,000	1,600,408
Total			8,626,617
Hospital 11.8%
Connecticut State Health & Educational Facility Authority
Revenue Bonds
Bridgeport Hospital
Series 2012D
07/01/2022	5.000%	1,400,000	1,531,012
Hartford Healthcare
Series 2014E
07/01/2034	5.000%	2,360,000	2,516,610
Middlesex Hospital
Series 2011N
07/01/2021	5.000%	1,000,000	1,066,940
Trinity Health Corp.
Series 2016
12/01/2032	5.000%	2,000,000	2,227,760
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Western Connecticut Health Network
Series 2011
07/01/2020	5.000%	1,630,000	1,703,578
Yale-New Haven Health
Series 2014A
07/01/2031	5.000%	2,500,000	2,744,900
Total			11,790,800
Investor Owned 5.2%
Connecticut State Development Authority
Refunding Revenue Bonds
Connecticut Light & Power Co. Project
Series 2011
09/01/2028	4.375%	5,000,000	5,223,800
Joint Power Authority 1.1%
Connecticut Municipal Electric Energy Cooperative
Revenue Bonds
Series 2012A
01/01/2027	5.000%	1,000,000	1,071,780
Local General Obligation 20.4%
City of Bridgeport
Unlimited General Obligation Bonds
Series 2014A (AGM)
07/01/2031	5.000%	1,350,000	1,444,567
Unlimited General Obligation Refunding Bonds
Series 2004C (NPFGC)
08/15/2021	5.500%	700,000	750,673
City of Hartford
Unlimited General Obligation Bonds
Series 2011A
04/01/2022	5.250%	1,325,000	1,402,459
Unlimited General Obligation Refunding Bonds
Series 2005C (NPFGC)
09/01/2019	5.000%	1,000,000	1,022,300
City of Middletown
Unlimited General Obligation Bonds
Series 2015
04/01/2026	5.000%	1,000,000	1,169,680
City of Milford
Unlimited General Obligation Refunding Bonds
Series 2017B
11/01/2030	4.000%	450,000	470,695
City of New Haven
Unlimited General Obligation Bonds
Series 2015 (AGM)
09/01/2027	5.000%	1,200,000	1,329,204
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
October 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Unlimited General Obligation Refunding Bonds
Series 2015B (BAM)
08/15/2027	5.000%	750,000	830,760
City of Norwalk
Unlimited General Obligation Refunding Bonds
Series 2017B
07/01/2026	4.000%	750,000	815,280
City of Waterbury
Unlimited General Obligation Bonds
Lot A
Series 2015 (BAM)
08/01/2031	5.000%	500,000	557,095
08/01/2032	5.000%	500,000	555,485
Metropolitan District (The)
Unlimited General Obligation Bonds
Series 2018
07/15/2034	5.000%	500,000	556,870
07/15/2035	5.000%	1,000,000	1,108,560
Town of Brookfield
Unlimited General Obligation Refunding Bonds
Series 2014
08/01/2025	5.000%	325,000	374,277
Town of Fairfield
Unlimited General Obligation Refunding Bonds
Series 2008
01/01/2020	5.000%	1,000,000	1,034,790
01/01/2022	5.000%	500,000	543,665
Town of Guilford
Unlimited General Obligation Refunding Bonds
Series 2016A
08/15/2029	4.000%	450,000	475,254
Town of Hamden
Unlimited General Obligation Refunding Bonds
Series 2018A (BAM)
08/15/2030	5.000%	1,000,000	1,103,270
Town of North Haven
Unlimited General Obligation Bonds
Series 2007
07/15/2024	4.750%	1,150,000	1,280,870
07/15/2025	4.750%	1,150,000	1,292,117
Town of Ridgefield
Unlimited General Obligation Refunding Bonds
Series 2009
09/15/2020	5.000%	1,130,000	1,191,235
Town of Stratford
Unlimited General Obligation Refunding Bonds
Series 2014
12/15/2032	5.000%	600,000	647,124
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Town of Trumbull
Unlimited General Obligation Refunding Bonds
Series 2017B
09/01/2030	4.000%	350,000	371,242
Total			20,327,472
Multi-Family 2.1%
Bridgeport Housing Authority
Revenue Bonds
Custodial Receipts Energy Performance
Series 2009
06/01/2022	5.000%	1,035,000	1,019,661
06/01/2023	5.000%	1,085,000	1,060,251
Total			2,079,912
Pool / Bond Bank 3.4%
State of Connecticut Clean Water Fund - State Revolving Fund
Revenue Bonds
Green Bond
Series 2017A
05/01/2034	5.000%	3,000,000	3,401,370
Prep School 6.2%
Connecticut State Health & Educational Facilities Authority
Refunding Revenue Bonds
Taft School Issue
Series 2018-K
07/01/2035	4.000%	1,115,000	1,131,045
Connecticut State Health & Educational Facility Authority
Revenue Bonds
Greenwich Academy
Series 2007E (AGM)
03/01/2026	5.250%	2,770,000	3,095,724
Loomis Chaffe School
Series 2005F (AMBAC)
07/01/2027	5.250%	1,670,000	1,956,138
Total			6,182,907
Refunded / Escrowed 12.7%
City of Hartford
Prerefunded 04/01/21 Unlimited General Obligation Bonds
Series 2011A
04/01/2023	5.250%	1,325,000	1,418,505
04/01/2024	5.250%	1,325,000	1,418,505
City of New Britain
Unlimited General Obligation Refunding Bonds
Series 2016A Escrowed to Maturity (BAM)
03/01/2025	5.000%	10,000	11,411
Connecticut State Health & Educational Facilities Authority
Prerefunded 11/15/20 Revenue Bonds
Health System Catholic East
Series 2010
11/15/2029	4.750%	3,420,000	3,591,992

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2018	9

Portfolio of Investments  (continued)
October 31, 2018
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
Connecticut State Health & Educational Facility Authority
Prerefunded 07/01/21 Revenue Bonds
Lawrence & Memorial Hospital
Series 2011S
07/01/2031	5.000%	2,000,000	2,138,700
Revenue Bonds
Sacred Heart University
Series 2011G Escrowed to Maturity
07/01/2020	5.000%	1,190,000	1,246,311
Harbor Point Infrastructure Improvement District
Prerefunded 04/01/20 Tax Allocation Bonds
Harbor Point Project
Series 2010A
04/01/2022	7.000%	1,728,000	1,825,874
Puerto Rico Highway & Transportation Authority(a)
Refunding Revenue Bonds
Series 2005BB Escrowed to Maturity (AGM)
07/01/2022	5.250%	895,000	985,574
Total			12,636,872
Retirement Communities 1.0%
Connecticut State Health & Educational Facility Authority(b)
Revenue Bonds
Church Home of Hartford, Inc.
Series 2016
09/01/2046	5.000%	1,000,000	1,008,310
Single Family 2.9%
Connecticut Housing Finance Authority
Refunding Revenue Bonds
Series 2016A-1
11/15/2045	4.000%	755,000	778,496
Subordinated Series 2017D-1
11/15/2032	3.200%	1,000,000	950,910
Subordinated Series 2018C-1
11/15/2038	3.625%	1,250,000	1,175,912
Total			2,905,318
Special Non Property Tax 5.4%
State of Connecticut Special Tax
Revenue Bonds
Transportation Infrastructure
Series 2009A
12/01/2019	4.500%	2,600,000	2,663,752
Series 2014A
09/01/2025	5.000%	2,500,000	2,765,525
Total			5,429,277
Municipal Bonds (continued)
Issue Description	Coupon Rate	Principal Amount ($)	Value ($)
State Appropriated 3.7%
University of Connecticut
Revenue Bonds
Series 2009A
02/15/2023	5.000%	2,000,000	2,015,680
Series 2015A
02/15/2029	5.000%	1,500,000	1,638,285
Total			3,653,965
State General Obligation 2.8%
State of Connecticut
Unlimited General Obligation Bonds
Series 2018A
04/15/2031	5.000%	1,000,000	1,096,200
Series 2018-E
09/15/2033	5.000%	1,000,000	1,090,210
Unlimited General Obligation Refunding Bonds
Series 2005B (AMBAC)
06/01/2020	5.250%	600,000	625,782
Total			2,812,192
Water & Sewer 10.2%
Greater New Haven Water Pollution Control Authority
Refunding Revenue Bonds
Series 2014B
08/15/2031	5.000%	1,000,000	1,100,440
Series 2016A
11/15/2029	4.000%	500,000	523,085
11/15/2030	4.000%	400,000	416,176
11/15/2031	4.000%	100,000	103,759
11/15/2032	4.000%	440,000	454,045
South Central Connecticut Regional Water Authority
Refunding Revenue Bonds
20th Series 2007A (NPFGC)
08/01/2022	5.250%	1,370,000	1,513,740
08/01/2023	5.250%	500,000	563,080
27th Series 2012
08/01/2029	5.000%	2,945,000	3,193,499
29th Series 2014
08/01/2025	5.000%	500,000	557,030
32nd Series 2016B
08/01/2035	4.000%	1,750,000	1,798,073
Total			10,222,927
Total Municipal Bonds (Cost $96,546,571)			97,373,519

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2018

Portfolio of Investments  (continued)
October 31, 2018
Money Market Funds 0.2%
	Shares	Value ($)
Dreyfus Tax-Exempt Cash Management Fund, Institutional Shares, 1.453%(c)	234,304	234,304
Total Money Market Funds (Cost $234,304)		234,304
Total Investments in Securities (Cost: $96,780,875)		97,607,823
Other Assets & Liabilities, Net		2,318,822
Net Assets		99,926,645
Notes to Portfolio of Investments
(a)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. At October 31, 2018, the total value of these securities amounted to $985,574, which represents 0.99% of total net assets.
(b)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At October 31, 2018, the total value of these securities amounted to $1,008,310, which represents 1.01% of total net assets.
(c)	The rate shown is the seven-day current annualized yield at October 31, 2018.
Abbreviation Legend
AGM	Assured Guaranty Municipal Corporation
AMBAC	Ambac Assurance Corporation
BAM	Build America Mutual Assurance Co.
NPFGC	National Public Finance Guarantee Corporation
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2018	11

Portfolio of Investments  (continued)
October 31, 2018
Fair value measurements  (continued)
methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at October 31, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments in Securities
Municipal Bonds	—	97,373,519	—	97,373,519
Money Market Funds	234,304	—	—	234,304
Total Investments in Securities	234,304	97,373,519	—	97,607,823
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2018

Statement of Assets and Liabilities
October 31, 2018
Assets
Investments in securities, at value
Unaffiliated issuers (cost $96,780,875)	$97,607,823
Cash	1,446,740
Receivable for:
Capital shares sold	60,178
Interest	1,255,057
Expense reimbursement due from Investment Manager	221
Prepaid expenses	551
Trustees’ deferred compensation plan	58,057
Total assets	100,428,627
Liabilities
Payable for:
Capital shares purchased	118,840
Distributions to shareholders	276,569
Management services fees	1,289
Distribution and/or service fees	131
Transfer agent fees	10,560
Compensation of chief compliance officer	4
Audit fees	34,650
Other expenses	1,882
Trustees’ deferred compensation plan	58,057
Total liabilities	501,982
Net assets applicable to outstanding capital stock	$99,926,645
Represented by
Paid in capital	99,227,238
Total distributable earnings (loss)	699,407
Total - representing net assets applicable to outstanding capital stock	$99,926,645
Class A
Net assets	$6,966,877
Shares outstanding	685,600
Net asset value per share	$10.16
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.47
Advisor Class
Net assets	$357,322
Shares outstanding	35,205
Net asset value per share	$10.15
Class C
Net assets	$2,312,173
Shares outstanding	227,583
Net asset value per share	$10.16
Institutional Class
Net assets	$80,803,979
Shares outstanding	7,955,004
Net asset value per share	$10.16
Institutional 3 Class
Net assets	$9,651
Shares outstanding	948
Net asset value per share	$10.18
Class V
Net assets	$9,476,643
Shares outstanding	933,959
Net asset value per share	$10.15
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class V shares)	$10.66
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2018	13

Statement of Operations
Year Ended October 31, 2018
Net investment income
Income:
Dividends — unaffiliated issuers	$4,875
Interest	3,745,705
Total income	3,750,580
Expenses:
Management services fees	513,627
Distribution and/or service fees
Class A	16,608
Class C	33,222
Class V	15,096
Transfer agent fees
Class A	8,414
Advisor Class	458
Class C	4,229
Institutional Class	112,784
Institutional 3 Class	3
Class V	12,768
Compensation of board members	14,776
Custodian fees	1,959
Printing and postage fees	12,115
Registration fees	3,183
Audit fees	34,650
Legal fees	2,577
Compensation of chief compliance officer	42
Other	11,661
Total expenses	798,172
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(124,677)
Fees waived by distributor
Class C	(9,967)
Expense reduction	(60)
Total net expenses	663,468
Net investment income	3,087,112
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(180,244)
Net realized loss	(180,244)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(3,671,106)
Net change in unrealized appreciation (depreciation)	(3,671,106)
Net realized and unrealized loss	(3,851,350)
Net decrease in net assets resulting from operations	$(764,238)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2018

Statement of Changes in Net Assets
	Year Ended October 31, 2018	Year Ended October 31, 2017 (a)
Operations
Net investment income	$3,087,112	$3,886,821
Net realized gain (loss)	(180,244)	189,179
Net change in unrealized appreciation (depreciation)	(3,671,106)	(4,163,278)
Net decrease in net assets resulting from operations	(764,238)	(87,278)
Distributions to shareholders
Net investment income and net realized gains
Class A	(191,573)
Advisor Class	(11,483)
Class C	(80,743)
Institutional Class	(2,792,142)
Institutional 3 Class	(319)
Class V	(300,542)
Net investment income
Class A		(212,452)
Advisor Class		(21,180)
Class B		(146)
Class C		(107,652)
Institutional Class		(3,239,852)
Institutional 3 Class		(202)
Class V		(301,809)
Net realized gains
Class A		(39,500)
Advisor Class		(5,090)
Class B		(37)
Class C		(21,149)
Institutional Class		(473,569)
Class V		(42,593)
Total distributions to shareholders	(3,376,802)	(4,465,231)
Decrease in net assets from capital stock activity	(17,617,680)	(34,506,941)
Total decrease in net assets	(21,758,720)	(39,059,450)
Net assets at beginning of year	121,685,365	160,744,815
Net assets at end of year	$99,926,645	$121,685,365
Undistributed net investment income	$52,687	$154,700

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2018	15

Statement of Changes in Net Assets   (continued)
	Year Ended		Year Ended
	October 31, 2018		October 31, 2017 (a)
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	269,506	2,797,951	154,732	1,642,887
Distributions reinvested	12,375	127,965	19,098	201,210
Redemptions	(204,836)	(2,131,009)	(573,715)	(6,047,598)
Net increase (decrease)	77,045	794,907	(399,885)	(4,203,501)
Advisor Class
Subscriptions	28,324	292,938	36,619	385,017
Distributions reinvested	1,082	11,184	2,468	25,945
Redemptions	(42,663)	(445,488)	(117,497)	(1,233,880)
Net decrease	(13,257)	(141,366)	(78,410)	(822,918)
Class B
Redemptions	—	—	(920)	(10,306)
Net decrease	—	—	(920)	(10,306)
Class C
Subscriptions	13,876	144,783	16,198	170,196
Distributions reinvested	7,303	75,578	10,752	113,305
Redemptions	(164,468)	(1,705,884)	(184,821)	(1,955,180)
Net decrease	(143,289)	(1,485,523)	(157,871)	(1,671,679)
Institutional Class
Subscriptions	817,157	8,461,454	1,325,318	13,972,291
Distributions reinvested	19,995	206,691	20,768	218,941
Redemptions	(2,393,594)	(24,856,648)	(3,909,331)	(41,244,729)
Net decrease	(1,556,442)	(16,188,503)	(2,563,245)	(27,053,497)
Institutional 3 Class
Subscriptions	—	—	949	10,013
Redemptions	—	—	(1)	(10)
Net increase	—	—	948	10,003
Class V
Subscriptions	7,506	77,532	6,914	72,783
Distributions reinvested	16,926	174,813	18,712	196,995
Redemptions	(82,410)	(849,540)	(97,053)	(1,024,821)
Net decrease	(57,978)	(597,195)	(71,427)	(755,043)
Total net decrease	(1,693,921)	(17,617,680)	(3,270,810)	(34,506,941)

(a)	Institutional 3 Class shares are based on operations from March 1, 2017 (commencement of operations) through the stated period end.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2018

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Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2018	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Year Ended 10/31/2018	$10.56	0.27	(0.37)	(0.10)	(0.28)	(0.02)	(0.30)
Year Ended 10/31/2017	$10.86	0.29	(0.26)	0.03	(0.29)	(0.04)	(0.33)
Year Ended 10/31/2016	$10.91	0.29	(0.03)	0.26	(0.29)	(0.02)	(0.31)
Year Ended 10/31/2015	$11.06	0.30	(0.13)	0.17	(0.30)	(0.02)	(0.32)
Year Ended 10/31/2014	$10.85	0.31	0.21	0.52	(0.31)	—	(0.31)
Advisor Class
Year Ended 10/31/2018	$10.54	0.30	(0.37)	(0.07)	(0.30)	(0.02)	(0.32)
Year Ended 10/31/2017	$10.84	0.31	(0.26)	0.05	(0.31)	(0.04)	(0.35)
Year Ended 10/31/2016	$10.90	0.32	(0.04)	0.28	(0.32)	(0.02)	(0.34)
Year Ended 10/31/2015	$11.05	0.33	(0.13)	0.20	(0.33)	(0.02)	(0.35)
Year Ended 10/31/2014	$10.84	0.34	0.21	0.55	(0.34)	—	(0.34)
Class C
Year Ended 10/31/2018	$10.55	0.23	(0.37)	(0.14)	(0.23)	(0.02)	(0.25)
Year Ended 10/31/2017	$10.86	0.24	(0.27)	(0.03)	(0.24)	(0.04)	(0.28)
Year Ended 10/31/2016	$10.91	0.24	(0.03)	0.21	(0.24)	(0.02)	(0.26)
Year Ended 10/31/2015	$11.06	0.25	(0.13)	0.12	(0.25)	(0.02)	(0.27)
Year Ended 10/31/2014	$10.85	0.26	0.21	0.47	(0.26)	—	(0.26)
Institutional Class
Year Ended 10/31/2018	$10.55	0.30	(0.37)	(0.07)	(0.30)	(0.02)	(0.32)
Year Ended 10/31/2017	$10.86	0.31	(0.27)	0.04	(0.31)	(0.04)	(0.35)
Year Ended 10/31/2016	$10.91	0.32	(0.03)	0.29	(0.32)	(0.02)	(0.34)
Year Ended 10/31/2015	$11.06	0.33	(0.13)	0.20	(0.33)	(0.02)	(0.35)
Year Ended 10/31/2014	$10.85	0.33	0.21	0.54	(0.33)	—	(0.33)
Institutional 3 Class
Year Ended 10/31/2018	$10.58	0.31	(0.37)	(0.06)	(0.32)	(0.02)	(0.34)
Year Ended 10/31/2017(e)	$10.55	0.21	0.03 (f)	0.24	(0.21)	—	(0.21)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Year Ended 10/31/2018	$10.16	(0.97%)	0.92%	0.81% (c)	2.63%	13%	$6,967
Year Ended 10/31/2017	$10.56	0.28%	0.93% (d)	0.77% (c),(d)	2.71%	6%	$6,424
Year Ended 10/31/2016	$10.86	2.40%	0.98%	0.81% (c)	2.64%	12%	$10,952
Year Ended 10/31/2015	$10.91	1.60%	0.99%	0.81% (c)	2.76%	6%	$8,090
Year Ended 10/31/2014	$11.06	4.83%	0.99%	0.81% (c)	2.81%	12%	$7,711
Advisor Class
Year Ended 10/31/2018	$10.15	(0.63%)	0.67%	0.56% (c)	2.89%	13%	$357
Year Ended 10/31/2017	$10.54	0.54%	0.66% (d)	0.51% (c),(d)	2.96%	6%	$511
Year Ended 10/31/2016	$10.84	2.56%	0.73%	0.56% (c)	2.89%	12%	$1,376
Year Ended 10/31/2015	$10.90	1.86%	0.74%	0.56% (c)	3.04%	6%	$1,279
Year Ended 10/31/2014	$11.05	5.13%	0.74%	0.56% (c)	3.08%	12%	$416
Class C
Year Ended 10/31/2018	$10.16	(1.32%)	1.67%	1.26% (c)	2.17%	13%	$2,312
Year Ended 10/31/2017	$10.55	(0.27%)	1.68% (d)	1.23% (c),(d)	2.26%	6%	$3,914
Year Ended 10/31/2016	$10.86	1.94%	1.73%	1.26% (c)	2.20%	12%	$5,742
Year Ended 10/31/2015	$10.91	1.14%	1.74%	1.26% (c)	2.32%	6%	$6,574
Year Ended 10/31/2014	$11.06	4.37%	1.74%	1.24% (c)	2.38%	12%	$6,264
Institutional Class
Year Ended 10/31/2018	$10.16	(0.63%)	0.67%	0.56% (c)	2.87%	13%	$80,804
Year Ended 10/31/2017	$10.55	0.44%	0.68% (d)	0.53% (c),(d)	2.95%	6%	$100,370
Year Ended 10/31/2016	$10.86	2.66%	0.73%	0.56% (c)	2.90%	12%	$131,129
Year Ended 10/31/2015	$10.91	1.85%	0.74%	0.56% (c)	3.02%	6%	$129,107
Year Ended 10/31/2014	$11.06	5.09%	0.74%	0.56% (c)	3.06%	12%	$137,832
Institutional 3 Class
Year Ended 10/31/2018	$10.18	(0.61%)	0.57%	0.45%	2.99%	13%	$10
Year Ended 10/31/2017(e)	$10.58	2.31%	0.56% (g)	0.45% (g)	3.02% (g)	6%	$10
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2018	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class V
Year Ended 10/31/2018	$10.54	0.28	(0.36)	(0.08)	(0.29)	(0.02)	(0.31)
Year Ended 10/31/2017	$10.85	0.30	(0.27)	0.03	(0.30)	(0.04)	(0.34)
Year Ended 10/31/2016	$10.90	0.30	(0.03)	0.27	(0.30)	(0.02)	(0.32)
Year Ended 10/31/2015	$11.05	0.31	(0.12)	0.19	(0.32)	(0.02)	(0.34)
Year Ended 10/31/2014	$10.85	0.32	0.21	0.53	(0.33)	—	(0.33)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	The benefits derived from expense reductions had an impact of less than 0.01%.
(d)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Class V
10/31/2017	0.04%	0.05%	0.03%	0.03%	0.03%

(e)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(f)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(g)	Annualized.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class V
Year Ended 10/31/2018	$10.15	(0.78%)	0.82%	0.71% (c)	2.73%	13%	$9,477
Year Ended 10/31/2017	$10.54	0.28%	0.83% (d)	0.68% (c),(d)	2.80%	6%	$10,456
Year Ended 10/31/2016	$10.85	2.50%	0.88%	0.71% (c)	2.75%	12%	$11,536
Year Ended 10/31/2015	$10.90	1.72%	0.89%	0.71% (c)	2.87%	6%	$11,823
Year Ended 10/31/2014	$11.05	4.93%	0.89%	0.71% (c)	2.91%	12%	$12,431
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2018	21

Notes to Financial Statements
October 31, 2018
Note 1. Organization
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge are subject to a contingent deferred sales charge (CDSC) of 0.75% on certain investments of $500,000 or more if redeemed within 12 months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares will automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Class V shares are subject to a maximum front-end sales charge of 4.75% based on the investment amount. Class V shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a CDSC if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase. Class V shares are available only to investors who received (and who have continuously held) Class V shares in connection with previous fund reorganizations.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other
22	Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018
data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its net tax-exempt and investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2018	23

Notes to Financial Statements  (continued)
October 31, 2018
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.47% to 0.31% as the Fund’s net assets increase. The effective management services fee rate for the year ended October 31, 2018 was 0.47% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. These members of the Board of Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligations of the Plan will be paid solely out of the Fund’s assets, and all amounts payable under the Plan constitute a general unsecured obligation of the Fund.
24	Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 3 Class shares are subject to an annual limitation of not more than 0.02% of the average daily net assets attributable to Institutional 3 Class shares.
For the year ended October 31, 2018, the Fund’s effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class C	0.13
Institutional Class	0.13
Institutional 3 Class	0.02
Class V	0.13
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the year ended October 31, 2018, these minimum account balance fees reduced total expenses of the Fund by $60.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
Under the Plans, the Fund pays a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of the Fund. Also under the Plans, the Fund pays a monthly distribution fee to the Distributor at the maximum annual rate of 0.75% of the average daily net assets attributable to Class C shares of the Fund.
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2018	25

Notes to Financial Statements  (continued)
October 31, 2018
The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the distribution fee does not exceed 0.45% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.
Shareholder services fees
The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class V shareholders by their selling and/or servicing agents. The Fund may pay shareholder servicing fees up to an aggregate annual rate of 0.40% of the Fund’s average daily net assets attributable to Class V shares (comprised of up to 0.20% for shareholder liaison services and up to 0.20% for administrative support services). These fees are currently limited to an aggregate annual rate of not more than 0.15% of the Fund’s average daily net assets attributable to Class V shares.
Sales charges (unaudited)
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the year ended October 31, 2018, if any, are listed below:
Amount ($)
Class A	7,710
Class C	367
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	March 1, 2018 through February 28, 2019	Prior to March 1, 2018
Class A	0.81%	0.81%
Advisor Class	0.56	0.56
Class C	1.56	1.56
Institutional Class	0.56	0.56
Institutional 3 Class	0.45	0.455
Class V	0.71	0.71
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods. Class C distribution fees waived by the Distributor, as discussed above, are in addition to the waiver/reimbursement commitment under the agreement.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
26	Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018
At October 31, 2018, these differences were primarily due to differing treatment for capital loss carryforwards, trustees’ deferred compensation, distributions, distribution reclassifications and re-characterization of distributions for investments. To the extent these differences were permanent, reclassifications were made among the components of the Fund’s net assets in the Statement of Assets and Liabilities. Temporary differences do not require reclassifications.
In the Statement of Assets and Liabilities the following reclassifications were made:
Undistributed net investment income ($)	Accumulated net realized (loss) ($)	Paid in capital ($)
(2,014)	2,014	—
Net investment income (loss) and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.
The tax character of distributions paid during the years indicated was as follows:
Year Ended October 31, 2018				Year Ended October 31, 2017
Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)	Ordinary income ($)	Tax-exempt income ($)	Long-term capital gains ($)	Total ($)
—	3,189,109	187,693	3,376,802	27,526	3,855,767	581,938	4,465,231
Short-term capital gain distributions, if any, are considered ordinary income distributions for tax purposes.
At October 31, 2018, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income ($)	Undistributed tax- exempt income ($)	Undistributed long-term capital gains ($)	Capital loss carryforwards ($)	Net unrealized appreciation ($)
—	387,312	—	(180,228)	826,948
At October 31, 2018, the cost of all investments for federal income tax purposes along with the aggregate gross unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
96,780,875	2,144,440	(1,317,492)	826,948
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at October 31, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused. In addition, for the year ended October 31, 2018, capital loss carryforwards utilized, expired unused and permanently lost, if any, were as follows:
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)	Utilized ($)	Expired ($)	Permanently lost ($)
—	80,644	99,584	180,228	—	—	—
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2018	27

Notes to Financial Statements  (continued)
October 31, 2018
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $13,306,703 and $29,919,278, respectively, for the year ended October 31, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the year ended October 31, 2018.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the overnight federal funds rate plus 1.00% or (ii) the one-month LIBOR rate plus 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the year ended October 31, 2018.
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Geographic concentration risk
Because the Fund invests substantially in municipal securities issued by the state identified in the Fund’s name and political sub-divisions of that state, the Fund will be particularly affected by adverse tax, legislative, regulatory, demographic or political changes as well as changes impacting the state’s financial, economic or other condition and prospects. In addition, because of the relatively small number of issuers of tax-exempt securities in the state, the Fund may invest a higher percentage of assets in a single issuer and, therefore, be more exposed to the risk of loss than a fund that invests more broadly. The value of municipal and other securities owned by the Fund also may be adversely affected by future changes in federal or state income tax laws.
28	Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2018

Notes to Financial Statements  (continued)
October 31, 2018
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
Shareholder concentration risk
At October 31, 2018, one unaffiliated shareholder of record owned 77.8% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2018	29

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Columbia Funds Series Trust I and Shareholders of Columbia AMT-Free Connecticut Intermediate Muni Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Columbia AMT-Free Connecticut Intermediate Muni Bond Fund (one of the funds constituting Columbia Funds Series Trust I, hereafter referred to as the "Fund") as of October 31, 2018, the related statement of operations for the year ended October 31, 2018, the statement of changes in net assets for each of the two years in the period ended October 31, 2018, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended October 31, 2018 and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
Minneapolis, Minnesota
December 20, 2018
We have served as the auditor of one or more investment companies within the Columbia Funds Complex since 1977.
30	Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2018

Federal Income Tax Information
(Unaudited)
The Fund hereby designates the following tax attributes for the fiscal year ended October 31, 2018. Shareholders will be notified in early 2019 of the amounts for use in preparing 2018 income tax returns.
Exempt- interest dividends
100.00%
Exempt-interest dividends. The percentage of net investment income distributed during the fiscal year that qualifies as exempt-interest dividends for federal income tax purposes.
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2018	31

Trustees and Officers
Shareholders elect the Board that oversees the Fund’s operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following table provides basic biographical information about the Fund’s Trustees, including their principal occupations during the past five years, although specific titles for individuals may have varied over the period. The year set forth beneath Length of Service in the table below is the year in which the Trustee was first appointed or elected as Trustee to any Fund currently in the Columbia Funds Complex or a predecessor thereof. Under current Board policy, members serve terms of indefinite duration.
Independent trustees
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
Janet Langford Carrig c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1957	Trustee 1996	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company) from September 2007 to October 2018	69	None
Douglas A. Hacker c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1955	Trustee and Chairman of the Board 1996	Independent business executive since May 2006; Executive Vice President — Strategy of United Airlines from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001	69	Spartan Nash Company, (food distributor); Nash Finch Company (food distributor) from 2005 to 2013; Aircastle Limited (aircraft leasing); SeaCube Container Leasing Ltd. (container leasing) from 2010 to 2013; and Travelport Worldwide Limited (travel information technology)
Nancy T. Lukitsh c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1956	Trustee 2011	Senior Vice President, Partner and Director of Marketing, Wellington Management Company, LLP (investment adviser) from 1997 to 2010; Chair, Wellington Management Portfolios (commingled non-U.S. investment pools) from 2007 to 2010; Director, Wellington Trust Company, NA and other Wellington affiliates from 1997 to 2010	69	None
David M. Moffett c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1952	Trustee 2011	Retired. Consultant to Bridgewater and Associates	69	Director, CSX Corporation (transportation suppliers); Genworth Financial, Inc. (financial and insurance products and services); PayPal Holdings Inc. (payment and data processing services); Trustee, University of Oklahoma Foundation; former Director, eBay Inc. (online trading community), 2007-2015; and former Director, CIT Bank, CIT Group Inc. (commercial and consumer finance), 2010-2016
32	Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2018

Trustees and Officers  (continued)
Independent trustees  (continued)
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Fund Complex overseen	Other directorships held by Trustee during the past five years
John J. Neuhauser c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1943	Trustee 1984	President, Saint Michael’s College from August 2007 to June 2018; Director or Trustee of several non-profit organizations, including University of Vermont Medical Center; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005; University Professor, Boston College from November 2005 to August 2007	69	Liberty All-Star Equity Fund and Liberty All- Star Growth Fund (closed-end funds)
Patrick J. Simpson c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1944	Trustee 2000	Of Counsel, Perkins Coie LLP (law firm) since 2015; Partner, Perkins Coie LLP from 1988 to 2014	69	None
Anne-Lee Verville c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Mail Drop BX32 05228 Boston, MA 02110 1945	Trustee 1998	Retired. General Manager, Global Education Industry from 1994 to 1997, President – Application Systems Division from 1991 to 1994, Chief Financial Officer – US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)	69	Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006
Consultants to the Independent Trustees*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds complex overseen	Other directorships held by Trustee during the past five years
J. Kevin Connaughton c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1964	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since March 2016; Adjunct Professor of Finance, Bentley University since November 2017; Managing Director and General Manager of Mutual Fund Products, Columbia Management Investment Advisers, LLC from May 2010 to February 2015; President, Columbia Funds from 2009 to 2015; and senior officer of Columbia Funds and affiliated funds from 2003 to 2015	69	Director, The Autism Project since March 2015; former Trustee, New Century Portfolios, March 2015-December 2017; formerly on Board of Governors, Gateway Healthcare, January 2016 – December 2017
Natalie A. Trunow c/o Columbia Management Investment Advisers, LLC, 225 Franklin Street Mail Drop BX32 05228, Boston, MA 02110 1967	Independent Trustee Consultant 2016	Independent Trustee Consultant, Columbia Funds since September 2016; Chief Executive Officer, Millennial Portfolio Solutions LLC (asset management and consulting services) since January 2016; Director of Investments, Casey Family Programs from April 2016 to September 2016; Senior Vice President and Chief Investment Officer, Calvert Investments from August 2008 to January 2016; Section Head and Portfolio Manager, General Motors Asset Management from June 1997 to August 2008	69	Director, Health Services for Children with Special Needs, Inc.; Director, Guidewell Financial Solutions
*	J. Kevin Connaughton was appointed consultant to the Independent Trustees effective March 1, 2016. Natalie A. Trunow was appointed consultant to the Independent Trustees effective September 1, 2016. Shareholders of the Funds are expected to be asked to elect each of Mr. Connaughton and Ms. Trunow as a Trustee at a future shareholder meeting.
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2018	33

Trustees and Officers  (continued)
Interested trustee affiliated with Investment Manager*
Name, address, year of birth	Position held with the Trust and length of service	Principal occupation(s) during the past five years and other relevant professional experience	Number of Funds in the Columbia Funds Complex overseen	Other directorships held by Trustee during the past five years
William F. Truscott c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 1960	Trustee 2012	Chairman of the Board and President, Columbia Management Investment Advisers, LLC since May 2010 and February 2012, respectively; Chief Executive Officer, Global Asset Management, Ameriprise Financial, Inc. since September 2012 (previously Chief Executive Officer, U.S. Asset Management & President, Annuities, May 2010-September 2012); Director and Chief Executive Officer, Columbia Management Investment Distributors, Inc. since May 2010 and February 2012, respectively; Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006; Director, Threadneedle Asset Management Holdings, SARL since 2014; President and Chief Executive Officer, Ameriprise Certificate Company, 2006-August 2012	193	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010; Director, Columbia Management Investment Distributors, Inc. since May 2010; former Director, Ameriprise Certificate Company, 2006 - January 2013
*	Interested person (as defined under the 1940 Act) by reason of being an officer, director, security holder and/or employee of the Investment Manager or Ameriprise Financial.
The Statement of Additional Information has additional information about the Fund’s Board members and is available, without charge, upon request by calling 800.345.6611, visiting columbiathreadneedleus.com/investor/ or contacting your financial intermediary.
34	Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2018

Trustees and Officers  (continued)
The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. The following table provides basic information about the Officers of the Fund, including principal occupations during the past five years, although their specific titles may have varied over the period. In addition to Mr. Truscott, who is Senior Vice President, the Fund’s other officers are:
Fund officers
Name, address and year of birth	Position and year first appointed to position for any Fund in the Columbia Funds complex or a predecessor thereof	Principal occupation(s) during past five years
Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1970	President and Principal Executive Officer (2015)	Vice President and Lead Chief Counsel, Ameriprise Financial, Inc. since January 2015 (previously, Vice President and Chief Counsel, January 2010 - December 2014; officer of Columbia Funds and affiliated funds since 2007.
Michael G. Clarke 225 Franklin Street Boston, MA 02110 Born 1969	Treasurer (2011), Chief Financial Officer (2009) and Chief Accounting Officer (2015)	Vice President — Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; senior officer of Columbia Funds and affiliated funds since 2002.
Paul B. Goucher 100 Park Avenue New York, NY 10017 Born 1968	Senior Vice President (2011) and Assistant Secretary (2008)	Senior Vice President and Assistant General Counsel, Ameriprise Financial, Inc. since January 2017 (previously, Vice President and Lead Chief Counsel, November 2008 - January 2017 and January 2013 - January 2017, respectively); Vice President, Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since May 2010.
Thomas P. McGuire 225 Franklin Street Boston, MA 02110 Born 1972	Senior Vice President and Chief Compliance Officer (2012)	Vice President — Asset Management Compliance, Ameriprise Financial, Inc., since May 2010; Chief Compliance Officer, Ameriprise Certificate Company since September 2010.
Colin Moore 225 Franklin Street Boston, MA 02110 Born 1958	Senior Vice President (2010)	Executive Vice President and Global Chief Investment Officer, Ameriprise Financial, Inc., since July 2013; Executive Vice President and Global Chief Investment Officer, Columbia Management Investment Advisers, LLC since July 2013.
Ryan C. Larrenaga 225 Franklin Street Boston, MA 02110 Born 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since August 2018 (previously, Vice President and Group Counsel, August 2011 - August 2018); officer of Columbia Funds and affiliated funds since 2005.
Michael E. DeFao 225 Franklin Street Boston, MA 02110 Born 1968	Vice President (2011) and Assistant Secretary (2010)	Vice President and Chief Counsel, Ameriprise Financial, Inc. since May 2010.
Amy Johnson 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1965	Vice President (2006)	Managing Director and Global Head of Operations, Columbia Management Investment Advisers, LLC since April 2016 (previously Managing Director and Chief Operating Officer, 2010 - 2016).
Lyn Kephart-Strong 5228 Ameriprise Financial Center Minneapolis, MN 55474 Born 1960	Vice President (2015)	President, Columbia Management Investment Services Corp. since October 2014; Vice President & Resolution Officer, Ameriprise Trust Company since August 2009.
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2018	35

Board Consideration and Approval of Management
Agreement
On June 12, 2018, the Board of Trustees (the Board) and the Trustees who are not interested persons (as defined in the Investment Company Act of 1940) (the Independent Trustees) of Columbia Funds Series Trust I (the Trust) unanimously approved the continuation of the Management Agreement (the Management Agreement) with Columbia Management Investment Advisers, LLC (the Investment Manager) with respect to Columbia AMT-Free Connecticut Intermediate Muni Bond Fund (the Fund), a series of the Trust. As detailed below, the Board’s Advisory Fees and Expenses Committee (the Committee) and the Board met on multiple occasions to review and discuss, among themselves, with the management team of the Investment Manager and with an independent fee consultant, materials provided by the Investment Manager, the independent fee consultant and others before determining to approve the continuation of the Management Agreement.
In connection with their deliberations regarding the continuation of the Management Agreement, the Committee and the Board evaluated materials requested from the Investment Manager regarding the Fund and the Management Agreement, and discussed these materials with representatives of the Investment Manager at Committee meetings held on March 6, 2018, April 26, 2018 and June 11, 2018 and at Board meetings held on March 7, 2018 and June 12, 2018. In addition, the Board and its various committees consider matters bearing on the Management Agreement at other meetings throughout the year and in prior years and meet regularly with senior management of the Trust and the Investment Manager. Through the Board’s Investment Oversight Committees, Trustees also meet with selected portfolio managers of the funds the Trustees oversee and with other investment personnel at various times throughout the year. The Committee and the Board also consulted with the independent fee consultant, Fund counsel and the Independent Trustees’ independent legal counsel, who advised on various matters with respect to the Committee’s and the Board’s considerations and otherwise assisted the Committee and the Board in their deliberations. On June 11, 2018, the Committee recommended that the Board approve the continuation of the Management Agreement. On June 12, 2018, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement for the Fund.
The Committee and the Board considered all information that they, their legal counsel or the Investment Manager believed reasonably necessary to evaluate and to determine whether to recommend for approval or approve the continuation of the Management Agreement. The information and factors considered by the Committee and the Board in recommending for approval or approving the continuation of the Management Agreement for the Fund included the following:
•	Information on the investment performance of the Fund relative to the performance of a group of mutual funds determined to be comparable to the Fund by an independent third-party data provider, as well as performance relative to benchmarks;
•	Information on the Fund’s management fees and total expenses, including information comparing the Fund’s expenses to those of a group of comparable mutual funds, as determined by the independent third-party data provider;
•	The Investment Manager’s agreement to contractually limit or cap total operating expenses for the Fund through February 28, 2019 so that total operating expenses (excluding certain fees and expenses, such as transaction costs and certain other investment related expenses, interest, taxes, acquired fund fees and expenses, and infrequent and/or unusual expenses) would not exceed a specified annual rate, as a percentage of the Fund’s net assets;
•	The terms and conditions of the Management Agreement;
•	The current and proposed terms and conditions of other agreements and arrangements with affiliates of the Investment Manager relating to the operations of the Fund, including agreements with respect to the provision of distribution, transfer agency and shareholder services to the Fund;
•	Descriptions of various functions performed by the Investment Manager under the Management Agreement, including portfolio management and portfolio trading practices;
•	Information regarding the management fees of similarly-managed portfolios of other clients of the Investment Manager, including institutional accounts and collective trusts;
•	Information regarding the reputation, regulatory history and resources of the Investment Manager, including information regarding senior management, portfolio managers and other personnel;
36	Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2018

Board Consideration and Approval of Management
Agreement  (continued)
•	Information regarding the capabilities of the Investment Manager with respect to compliance monitoring services, including an assessment of the Investment Manager’s compliance system by the Fund’s Chief Compliance Officer; and
•	The profitability to the Investment Manager and its affiliates from their relationships with the Fund.
Nature, extent and quality of services provided under the Management Agreement
The Committee and the Board considered the nature, extent and quality of services provided to the Fund by the Investment Manager and its affiliates under the Management Agreement and under separate agreements for the provision of transfer agency and shareholder services, and the resources dedicated to the Fund and the other Columbia Funds by the Investment Manager and its affiliates. The Committee and the Board considered, among other things, the Investment Manager’s ability to attract, motivate and retain highly qualified research, advisory and supervisory investment professionals (including compensation programs for personnel involved in fund management, reputation and other attributes), the portfolio management services provided by those investment professionals, and the quality of the Investment Manager’s investment research capabilities and trade execution services. The Committee and the Board also considered the potential benefits to shareholders of investing in a mutual fund that is part of a fund complex offering exposure to a variety of asset classes and investment disciplines and providing a variety of fund and shareholder services.
The Committee and the Board also considered the professional experience and qualifications of the senior personnel of the Investment Manager, which included consideration of the Investment Manager’s experience with similarly-structured funds. The Committee and the Board noted the compliance programs of and the compliance-related resources provided to the Fund by the Investment Manager and its affiliates and the resources dedicated by the Investment Manager and its affiliates to risk management, and considered the Investment Manager’s ability to provide administrative services to the Fund and coordinate the activities of the Fund’s other service providers. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the nature, extent and quality of the services provided to the Fund under the Management Agreement supported the continuation of the Management Agreement.
Investment performance
The Committee and the Board reviewed information about the performance of the Fund over various time periods, including performance information relative to benchmarks, information that compared the performance of the Fund to the performance of a group of comparable mutual funds as determined by the independent third-party data provider, and information and analysis provided by the independent fee consultant. The Committee and the Board also reviewed a description of the third party’s methodology for identifying the Fund’s peer groups for purposes of performance and expense comparisons. Although the Fund’s performance lagged that of a relevant peer group for certain (although not necessarily all) periods, the Committee and the Board concluded that other factors relevant to performance were sufficient, in light of other considerations, to support continuation of the Management Agreement. Those factors included one or more of the following: (i) that the Fund’s performance, although lagging in certain recent periods, was stronger over the longer term; (ii) that the underperformance was attributable, to a significant extent, to investment decisions that were reasonable and consistent with the Fund’s investment strategy and policies and that the Fund was performing within a reasonable range of expectations, given those investment decisions, market conditions and the Fund’s investment strategy; (iii) that the Fund’s performance was competitive when compared to other relevant performance benchmarks or peer groups; and (iv) that the Investment Manager had taken or was taking steps designed to help improve the Fund’s investment performance, including, but not limited to, replacing portfolio managers, enhancing the resources supporting the portfolio managers, or modifying investment strategies.
The Committee and the Board noted that, through December 31, 2017, the Fund’s performance was in the eighty-fourth, ninety-second and seventy-sixth percentile (where the best performance would be in the first percentile) of its category selected by the independent third-party data provider for the purposes of performance comparisons for the one-, three- and five-year periods, respectively.
The Committee and the Board also considered the Investment Manager’s performance and reputation generally, the Investment Manager’s historical responsiveness to Board concerns about performance, and the Investment Manager’s willingness to take steps intended to improve performance. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the performance of the Fund and the Investment Manager was sufficient, in light of other considerations, to support the continuation of the Management Agreement.
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2018	37

Board Consideration and Approval of Management
Agreement  (continued)
Investment Management fee rates and other expenses
The Committee and the Board considered the management fees charged to the Fund under the Management Agreement as well as the total expenses incurred by the Fund. In assessing the reasonableness of the fees under the Management Agreement, the Committee and the Board considered, among other information, the Fund’s total expense ratio as a percentage of average daily net assets. The Committee and the Board considered data provided by the independent third-party data provider and the independent fee consultant. The Committee and the Board noted that, as of December 31, 2017, the Fund’s actual management fee and net total expense ratio were both ranked in the second quintile (where the lowest fees and expenses would be in the first quintile) against the Fund’s expense universe as determined by the independent third-party data provider for purposes of expense comparison. The Committee and the Board also took into account the fee waiver and expense limitation arrangements agreed to by the Investment Manager, as noted above.
The Committee and the Board also received and considered information about the management fees charged by the Investment Manager to institutional accounts. In considering the fees charged to those accounts, the Committee and the Board took into account, among other things, the Investment Manager’s representations about the differences between managing mutual funds as compared to other types of accounts, including differences in the services provided, differences in the risk profile of such business for the Investment Manager and the additional resources required to manage mutual funds effectively. The Committee and the Board also received and considered information about the fees charged by the Investment Manager for sub-advisory services it provides to comparable unaffiliated funds. In evaluating the Fund’s management fees, the Committee and the Board also took into account the demands, complexity and quality of the investment management of the Fund.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the management fee rates and expenses of the Fund, in light of other considerations, supported the continuation of the Management Agreement.
Costs of services provided and profitability
The Committee and the Board also took note of the costs the Investment Manager and its affiliates incur in connection with the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund.
The Committee and the Board also considered the compensation directly or indirectly received by the Investment Manager’s affiliates in connection with their relationships with the Fund. The Committee and the Board reviewed information provided by management as to the profitability to the Investment Manager and its affiliates of their relationships with the Fund, information about the allocation of expenses used to calculate profitability, and comparisons of profitability levels realized in 2017 to profitability levels realized in 2016. When reviewing profitability, the Committee and the Board also considered court cases in which adviser profitability was an issue in whole or in part, the performance of similarly managed funds, the performance of the Fund, and the expense ratio of the Fund. In addition, the Committee and the Board considered information provided by the Investment Manager regarding the Investment Manager’s financial condition and comparing its profitability to that of other asset management firms that are, or are subsidiaries of, publicly traded companies. In this regard, the Committee and the Board also considered data provided by the independent fee consultant.
After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the costs of services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund supported the continuation of the Management Agreement.
Economies of scale
The Committee and the Board considered the potential existence of economies of scale in the provision by the Investment Manager of services to the Fund, to groups of related funds, and to the Investment Manager’s investment advisory clients as a whole, and whether those economies of scale were shared with the Fund through breakpoints in investment management fees or other means, such as expense limitation arrangements and additional investments by the Investment Manager in investment, trading, compliance and other resources. The Committee and the Board noted that the management fee schedules for the Fund contained breakpoints that would reduce the fee rate on assets above specified threshold levels.
38	Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2018

Board Consideration and Approval of Management
Agreement  (continued)
In considering these matters, the Committee and the Board also considered the costs of the services provided and the profitability to the Investment Manager and its affiliates from their relationships with the Fund, as noted above. After reviewing these and related factors, the Committee and the Board concluded, within the context of their overall conclusions, that the extent to which any economies of scale were expected to be shared with the Fund supported the continuation of the Management Agreement.
Other benefits to the Investment Manager
The Committee and the Board received and considered information regarding “fall-out” or ancillary benefits received by the Investment Manager and its affiliates as a result of their relationships with the Fund, such as the engagement of the Investment Manager’s affiliates to provide distribution, transfer agency and shareholder services to the Fund. In this regard, among other matters, the Committee and the Board considered that the Fund’s distributor retains a portion of the distribution fees from the Fund and receives a portion of the sales charges on sales or redemptions of certain classes of shares of the Fund. The Committee and the Board also considered the benefits of research made available to the Investment Manager by reason of brokerage commissions generated by the Fund’s securities transactions, and reviewed information about the Investment Manager’s practices with respect to considering brokerage and research services when allocating portfolio transactions. In this connection, the Board also noted that the amount of research made available to the Investment Manager by reason of brokerage commissions had been declining over time, and may decline further. The Committee and the Board recognized that the Investment Manager’s profitability would be somewhat lower without these benefits.
Conclusion
The Committee and the Board reviewed all of the above considerations in reaching their decisions to recommend or approve the continuation of the Management Agreement. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and individual Trustees may have attributed different weights to the various factors. Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent legal counsel, the Board, including the Independent Trustees, voting separately, unanimously approved the continuation of the Management Agreement.
Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2018	39

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
40	Columbia AMT-Free Connecticut Intermediate Muni Bond Fund | Annual Report 2018

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia AMT-Free Connecticut Intermediate Muni Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2018 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
ANN131_10_H01_(12/18)

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)

During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, David M. Moffett and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Moffett and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the six series of the registrant whose reports to shareholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended October 31, 2018 and October 31, 2017 are approximately as follows:

2018	2017
$193,500	$178,700

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended October 31, 2018 and October 31, 2017 are approximately as follows:

2018	2017
$0	$2,400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In fiscal year 2017, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports.

During the fiscal years ended October 31, 2018 and October 31, 2017, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended October 31, 2018 and October 31, 2017 are approximately as follows:

2018	2017
$17,400	$17,400

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended October 31, 2018 and October 31, 2017, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended October 31, 2018 and October 31, 2017 are approximately as follows:

2018	2017
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended October 31, 2018 and October 31, 2017 are approximately as follows:

2018	2017
$225,000	$225,000

In fiscal years 2018 and 2017, All Other Fees primarily consists of fees billed for internal control examinations of the registrant’s transfer agent and investment adviser.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent auditors to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (excluding any sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser (the “Adviser”) or any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (a “Control Affiliate”) if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Auditors for Audit and Non-Audit Services (the “Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (“Fund Services”); (ii) non-audit services to the registrant’s Adviser and any Control Affiliates, that relates directly to the operations and financial reporting of a Fund (“Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s Adviser and its Control Affiliates. A service will require specific pre-approval by the Audit Committee if it is to be provided by the Fund’s independent auditor; provided, however, that pre-approval of non-audit services to the Fund, the Adviser or Control Affiliates may be waived if certain de minimis requirements set forth in the SEC’s rules are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are independent board members. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent auditor may not be delegated to management.

On an annual basis, at a regularly scheduled Audit Committee meeting, the Fund’s Treasurer or other Fund officer shall submit to the Audit Committee a schedule of the types of Fund Services and Fund-related Adviser Services that are subject to specific pre-approval. This schedule will provide a description of each type of service that is subject to specific pre-approval, along with total projected fees for each service. The pre-approval will generally cover a one-year period. The Audit Committee will review and approve the types of services and the projected fees for the next one-year period and may add to, or subtract from, the list of pre-approved services from time to time, based on subsequent determinations. This specific approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent auditor will be permitted to perform and the projected fees for each service.

The Fund’s Treasurer or other Fund officer shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services provided since the last such report was rendered, including a description of the services, by category, with forecasted fees for the annual reporting period, proposed changes requiring specific pre-approval and a description of services provided by the independent auditor, by category, with actual fees during the current reporting period.

*****

(e)(2) 100% of the services performed for items (b) through (d) above during 2018 and 2017 were pre-approved by the registrant’s Audit Committee.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant during the fiscal years ended October 31, 2018 and October 31, 2017 are approximately as follows:

2018	2017
$242,400	$244,800

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	December 20, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	December 20, 2018

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	December 20, 2018